SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Wells Fargo & Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Wells Fargo & Company

2018 annual meeting of shareholders

Proxy

statement

Letter to our Shareholders

from our Chair and our

Chief Executive Officer

March 14, 2018

Dear Fellow Shareholders,

Thank you for your continued support of Wells Fargo during 2017. Our top priority remains rebuilding the trust of our shareholders, customers, team members, communities, and regulators. We continue to make the changes necessary for Wells Fargo to become better, stronger, and more customer-focused than ever before. We are focused on achieving our six aspirational goals — for Wells Fargo to be the financial services leader in customer service and advice, team member engagement, innovation, risk management, corporate citizenship, and shareholder value. At the same time, the board and senior management are committed to satisfying the requirements of the consent order that we agreed to with the Board of Governors of the Federal Reserve System on February 2, 2018.

As part of our transformation, Wells Fargo is committed to a thorough review of the products we offer and the internal procedures we use to get things done. When we uncover anything that may be questionable, we address it and remediate any customers who may have been financially harmed. To strengthen Wells Fargo’s corporate culture, we are listening to our team members and inviting outside reviewers to help identify enhancements so we can make sure our culture is consistent across the organization. We continue to make investments in our team, including raising the minimum wage base range for U.S.-based, entry-level team members to $15 an hour and enhancing benefits. Team member turnover is at its lowest level since 2013.

As we look ahead, we remain focused on understanding our customers’ financial needs and helping them succeed financially. To deliver excellent customer experiences, we are investing in data, technology, operations, and risk management so team members have the tools they need to meet customers’ needs. We have enhanced the branch experience for customers and accelerated our pace of innovation so we can create new kinds of lasting value for consumers and businesses. We will continue to make changes to strengthen Wells Fargo, and we firmly believe that the quality of our team members, our diversified business model, nationwide franchise, and investment in innovation, along with our commitment to our six goals, will generate long-term value for our investors.

The board recognizes that it must continue to strengthen and enhance its governance oversight. To support these efforts, the board made significant changes to board composition, reconstituted several board committees, amended committee charters to enhance risk oversight, and continued to work with senior management to improve the reporting and analysis provided to the board. Many of these changes were informed by the board’s rigorous self-examination, which was facilitated by a third-party in 2017, and reflected the feedback received from our investors and other stakeholders.

On behalf of our board of directors and management team, we are pleased to invite you to attend our 2018 Annual Meeting of Shareholders on April 24, 2018, at 10:00 a.m., Central Daylight Time, at the Des Moines Marriott Downtown, 700 Grand Avenue, Des Moines, Iowa, 50309. A notice of the meeting and our 2018 Proxy Statement containing important information about the matters to be voted upon and instructions on how you can vote your shares follow this letter.

Your vote is important to us. Please vote as soon as possible even if you plan to attend the annual meeting. Thank you for your interest in and support of Wells Fargo.

Sincerely,

Elizabeth A. Duke Chair, Board of Directors	Timothy J. Sloan CEO and President

Wells Fargo & Company

Notice of 2018 Annual Meeting of Shareholders

DATE & TIME Tuesday, April 24, 2018 10:00 a.m., CDT	LOCATION Des Moines Marriott Downtown 700 Grand Avenue Des Moines, Iowa 50309	RECORD DATE February 27, 2018

Items of Business
Elect as directors the 12 nominees named in our proxy statement

Vote on an advisory resolution to approve executive compensation

Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2018

Vote on shareholder proposals (Items 4 – 6), if properly presented at the meeting and not previously withdrawn

Consider any other business properly brought before the meeting

How to Vote
Your vote is important! Please vote your shares in person or in one of the following ways:

BY INTERNET Visit the website listed in your notice of internet availability of proxy materials or your proxy or voting instruction form

BY PHONE Call the toll-free voting number in your voting materials

BY MAIL Mail your completed and signed proxy or voting instruction form

BY MOBILE DEVICE Scan the QR Barcode on your voting materials

By Order of our Board of Directors, Anthony R. Augliera Deputy General Counsel and Corporate Secretary

Important Notice Regarding the Availability of

Proxy Materials for the Shareholder Meeting To Be Held on April 24, 2018

Wells Fargo’s 2018 Proxy Statement and Annual Report to Shareholders for the year ended December 31, 2017 are available at: www.proxypush.com/wfc (for record holders) or www.proxyvote.com (for street name holders and Company Plans participants).

This notice and the accompanying proxy statement, 2017 annual report, and proxy card or voting instruction form were first made available to shareholders beginning on March 14, 2018. You may vote if you owned shares of our common stock at the close of business on February 27, 2018, the record date for notice of and voting at our annual meeting.

Proxy Summary

This summary highlights certain information contained in this proxy statement. You should read the entire proxy statement carefully before voting.

BUSINESS OVERVIEW AND STRENGTHS

Wells Fargo is a diversified, community-based financial services company. We provide banking, investments, mortgage, and consumer and commercial finance through more than 8,300 locations, 13,000 ATMs, digital (online, mobile, and social), and contact centers (phone, email, and correspondence), and we have offices in 42 countries and territories to support customers who conduct business in the global economy. With approximately 263,000 active, full-time equivalent team members, we serve one in three households in the United States.

We understand the importance and responsibility of our role as a systemically important financial institution, as a major employer, as a provider of financial services within our communities, and as a responsible corporate citizen. We recognize that recent issues, including the sales practices matter, have had an impact on Wells Fargo and its reputation, including our team members, customers, investors, and other stakeholders. As discussed throughout this proxy statement, we continue to focus on serving our customers, rebuilding trust, and building a stronger, better Wells Fargo.

We have confidence in the strength of our diversified business model and other strong aspects of our business and operations highlighted below.

OUR VISION, VALUES, AND GOALS

We use our Vision, Values, and Goals to guide us toward growth and success.

•	Our Vision is to satisfy our customers’ financial needs and help them succeed financially.

•	Our Values are: What’s right for customers, people as a competitive advantage, ethics, diversity and inclusion, and leadership

We aspire to create deep and enduring relationships with our customers by providing them with an exceptional experience and by understanding their needs and delivering the most relevant products, services, advice, and guidance. In early 2017, our CEO Timothy J. Sloan also established six new aspirational goals for our Company.

•	Our Goals: We want to become the financial services leader in these six areas –

Customer service and advice	Team member engagement

Innovation	Risk management

Corporate citizenship	Shareholder value

Diversified business model that enables performance through economic cycles Conservative risk discipline/strong credit quality Long-term focus Strong capital position Leading U.S. distribution model Focus on technology and innovation

Wells Fargo & Company    2018 Proxy Statement      i

Proxy Summary

STRENGTHENING AND MONITORING OUR CULTURE

Our journey to strengthen our culture is an ongoing process that starts with making sure that all of our team members have a consistent understanding of our Vision, Values, and Goals.

Recommit to our Vision and Values • In 2017, we recommitted to our Vision and Values. • Our Board reviewed and approved our Vision, Values, and Goals. • Our Vision and Values and six new Goals are reflected in a simpler, more focused booklet to make it easier for all of our team members and our stakeholders to understand what we value the most as a company. Listening and Introspection • As a demonstration of change in our culture, we continue to look for ways to listen to team members, industry experts, and others as we work to transform our Company and deliver on our Vision, Values, and Goals through a consistent and compelling culture and team member experience. We have candid and frequent dialogue with our team members using a variety of channels to obtain their feedback, which is a valuable part of our transformation and the changes we are making. Inviting Independent Third-Party Reviews and Input • We have engaged a number of outside experts to review our team member feedback on our culture measurement methodologies, processes, and procedures. • We conducted an enterprise-wide culture assessment survey in 2017 to assess both the positive attributes and potential weaknesses in the Company’s culture. • The assessment focused on: Ethics, Customer Focus, Diversity and inclusion, and Commitment to the organization. Establishing Consistent Understanding and Expectations • To support a consistent and compelling culture for all team members we are looking at what their feedback tells us and using a number of ways to establish consistent understanding and expectations for all team members. • We are investing in our team members and our managers, including by providing additional resources and tools that support our Vision and Values and setting clearer expectations for what it means to be a people manager at Wells Fargo. Improving Ways to Raise Ethical Concerns • We have enhanced our EthicsLine processes to make it safer for team members to raise concerns. • We expanded our “Raise Your Hand” initiative to encourage team members to speak up when they see unethical behavior or have concerns. • We strengthened our non-retaliation policies, practices, and training. Aligning of Incentive and Performance Management Programs • We learned that our leadership, systems, tools, processes, and policies, including our incentive compensation and performance management, all have to align with and support the kind of culture we want to build. • We strengthened our incentive compensation risk management program which supports our compensation principles and our Vision and Values and made changes in performance management which is a key aspect of our culture and reflects the Values we reinforce. Building a strong, deliberate culture will take time. It is a journey. • We are measuring and monitoring key people, conduct, risk, and audit metrics to better monitor culture-related elements across our Company. • We also analyze team member feedback and monitor ethics-related allegations and disciplinary actions, including terminations, to identify strengths as well as issues that need to be evaluated, investigated, and addressed. • We are reporting on our culture efforts and our progress to the Board and our Human Resources Committee.

ii      Wells Fargo & Company    2018 Proxy Statement

Proxy Summary

INVESTOR ENGAGEMENT AND RESPONSIVENESS

Since 2010 we have had an investor outreach program with independent director participation to help us better understand the views of our investors on key corporate governance topics. In addition to engagement with our largest institutional investors, we have enhanced our engagement efforts with additional investors and stakeholders to hear their perspectives and help identify focus and priorities for the coming year. The constructive and candid feedback we receive from our investors and other stakeholders during these meetings is important and helps us inform our priorities, assess our progress, and enhance our corporate governance practices and disclosures each year.

CORPORATE GOVERNANCE HIGHLIGHTS

Enhancements to Corporate Governance Practices and Shareholder Rights Informed by Investor Feedback and Board Self-Evaluation

•  Shareholders owning at least 20% (threshold lowered in March 2018 from 25%) of our common stock may call special meetings (since 2011 our By-Laws have provided our shareholders with a meaningful right to call special meetings of shareholders)

•   Adopted proxy access in 2015 with a 3%/3 years ownership threshold

•   Engaged a third party to facilitate the Board’s comprehensive 2017 self-evaluation; Since 2014 the Board’s self-evaluation process has included an assessment of the contributions of individual directors to the work of the Board and its committees

•   Amended Corporate Governance Guidelines in 2018 to more fully reflect the role of the Board and work it is doing to enhance governance and oversight practices, including as part of our plans to satisfy the requirements of the consent order that the Company entered into with the Board of Governors of the Federal Reserve System on February 2, 2018

•   Disclosed additional information on our Company’s gender and racial/ethnic pay gaps in the U.S. on our website in February 2018

•   Adopted overboarding policy in 2017 limiting the number of boards on which our directors may serve (3 total boards for public company CEOs; 4 total public company boards for other directors, unless the GNC determines such other board service would not impair the director’s service to our Company); No director serves on more than 3 total public company boards and our CEO does not serve on another public company board other than Wells Fargo

•   Separated the roles of Chair and CEO and amended our By-Laws to require the Chair to be independent in 2016

Board-Led Engagement Program Independent director participation since 2010 Year Round Engagement Process Our Chair, Betsy Duke, held in-person meetings and calls, in many cases multiple times, with over 35 institutional investors owning more than 35% of our outstanding shares since 2017 annual meeting Reporting and Evaluation of Investor Feedback Feedback is summarized, shared with and considered by: Investor feedback helps and inform our priorities and identify areas for potential enhancements to our policies, practices, and disclosures

Wells Fargo & Company    2018 Proxy Statement      iii

Proxy Summary

BOARD REFRESHMENT AND COMPOSITION

The Board’s refreshment process and changes to its composition, oversight, and governance practices have been informed by robust self-evaluation and feedback provided by our investors following our 2017 annual meeting.

•   Comprehensive third-party facilitated Board self-evaluation conducted following the 2017 annual meeting and in advance of its typical year-end timing

•   Focus areas of the evaluation included Board composition; performance and materials; structure and effectiveness; Board responsibilities; tone at the top and culture; and governance practices

Prior to our 2017 Annual Meeting

* Based on completed years of service from date first elected to the Board

Our Board took a number of actions in response to the retail banking sales practices matter, including to refresh Board composition and to enhance independent oversight, including:

• Separated the roles of Chair of the Board and CEO

• Amended the By-Laws to require that the Chair be independent

• Elected 2 new directors (Karen Peetz and Ron Sargent) who enhanced the financial services, regulatory, consumer retail, and human capital management experience on our Board

• Took significant executive accountability actions, including forfeitures and clawbacks totaling more than $180 million

Since our 2017 Annual Meeting

At our 2017 annual meeting, Wells Fargo shareholders sent the entire Board a clear message. The Board heard that message and since that time took a number of additional actions in response, including:

• Elected Betsy Duke as independent Chair, effective January 1, 2018

• Engaged in a thoughtful Board refreshment process while maintaining an appropriate balance of new perspectives and experience on the Board

• Elected 4 new independent directors (Juan Pujadas, Celeste Clark, Ted Craver, and Maria Morris) who further enhanced financial services, risk management, technology, human capital management, finance and accounting, corporate responsibility, and regulatory experience on our Board; in total, the Board elected 6 new directors in 2017 who bring relevant experience consistent with the Company’s strategy and risk profile

• Changed the leadership and composition of key Board committees, including the Risk Committee and Governance and Nominating Committee

• Reconstituted the Risk Committee to, among other things, include 4 members with experience identifying, assessing, and managing risk exposures of large, financial firms as provided in the Federal Reserve’s Enhanced Prudential Standards for large U.S. bank holding companies

•  Continued its focus on the importance of maintaining Board diversity (both gender and ethnic); 3 of the 6 new directors elected by our Board in 2017 are women and 2 of those new directors elected are ethnically diverse

iv      Wells Fargo & Company    2018 Proxy Statement

Proxy Summary

ENHANCEMENTS TO BOARD RISK OVERSIGHT

A priority of the Board has been and continues to be enhancing its oversight of risk, including through changes to the Board’s corporate governance framework and committee oversight responsibilities.

•	The Board has reviewed committee responsibilities and amended committee charters to sharpen focus and reduce duplication in the Board’s risk oversight, including relating to conduct risk, compliance risk, operational risk, information security/cyber risk, and technology risk.

•	The Chair and Board committee chairs are working closely with management to set and approve meeting agendas and improve information flow and management’s reporting and analysis to the Board.

Board Oversight

•	Strategic plans, risk tolerance, risk management framework, and financial performance

•	CEO and other senior management performance, accountability, and succession planning

•	Board composition, governance structure, and practices

•	Board and committee meeting agendas and schedules and the information flow to the Board

•	Stature and independence of the Company’s independent risk management (including compliance), legal, and internal audit functions

•	Company culture of ethics, compliance, and risk management

Committee	Key Changes to Oversight Responsibilities
Risk

•   Consolidated oversight of Corporate Risk and enterprise-wide risk management activities under the Risk Committee

•   Established 2 subcommittees of the Risk Committee to provide more focused oversight of:

1.  Compliance risk, and

2.  Technology, information security, and cyber risk as well as data governance and management

•   Oversees the activities of the Company’s Conduct Management Office (includes complaints, internal investigations, ethics, allegations, and sales practices oversight)

Governance and Nominating	• Continues to oversee Board-level governance matters, including Board and committee composition • Oversees our business standards review and report as discussed in this proxy statement
Human Resources

•   Enhanced oversight responsibilities include human capital management, culture, and ethics

•   Continues to oversee our incentive compensation risk management program which was expanded to include a broader population of team members and incentive plans

Audit and Examination	• Focused oversight on financial performance and reporting, the Company’s independent registered public accounting firm, our internal audit function, and regulatory activities
Corporate Responsibility	• Focused oversight on significant social and public responsibility matters of interest to the Company and its stakeholders and the Company’s relationships with its stakeholders
Finance	• Consolidated oversight of resolution and recovery planning under the Finance Committee
Credit	• Continues to oversee credit risk and related matters

Wells Fargo & Company    2018 Proxy Statement      v

Proxy Summary

OUR DIRECTOR NOMINEES

Our Board recommends that you vote FOR each of these director nominees for a one-year term

John D. Baker II Independent	Celeste A. Clark Independent	Theodore F. Craver, Jr. Independent	Elizabeth A. (“Betsy”) Duke Independent Chair
Executive Chairman and CEO, FRP Holdings, Inc. Age: 69 Director Since: 2009 Committees: AEC, CRC, CC* Other Public Boards: 1

Principal, Abraham Clark Consulting, LLC; retired Sr. VP, Global Public Policy and External Relations, and Chief Sustainability Officer, Kellogg Company

Age: 64 Director Since: 2018

Committees: CRC, CC

Other Public Boards: 1

		Retired Chairman, President, and CEO, Edison International Age: 66 Director Since: 2018 Committees: AEC, FC+ Other Public Boards: 1	Former member of the Federal Reserve Board of Governors Age: 65 Director Since: 2015 Committees: CC, FC, GNC, RC Other Public Boards: 0

Donald M. James Independent	Maria R. Morris Independent	Karen B. Peetz Independent	Juan A. Pujadas Independent
Retired Chairman and CEO, Vulcan Materials Company Age: 69 Director Since: 2009 Committees: FC, GNC*, HRC Other Public Boards: 1	Retired Executive Vice President and head of Global Employee Benefits business, MetLife, Inc. Age: 55 Director Since: 2018 Committees: HRC, RC Other Public Boards: 1	Retired President, The Bank of New York Mellon Corporation Age: 62 Director Since: 2017 Committees: FC, HRC, RC* Other Public Boards: 1	Retired Principal, PricewaterhouseCoopers LLP, and former Vice Chairman, Global Advisory Services, PwC Intl. Age: 56 Director Since: 2017 Committees: CC, FC, RC Other Public Boards: 0

James H. Quigley Independent	Ronald L. Sargent Independent	Timothy J. Sloan CEO & President	Suzanne M. Vautrinot Independent
CEO Emeritus and a retired Partner of Deloitte Age: 66 Director Since: 2013 Committees: AEC*, CC, RC Other Public Boards: 2	Retired Chairman and CEO, Staples, Inc. Age: 62 Director Since: 2017 Committees: AEC, GNC, HRC+ Other Public Boards: 2	CEO and President, Wells Fargo & Company Age: 57 Director Since: 2016 Committees: None Other Public Boards: 0	President, Kilovolt Consulting Inc.; Major General (retired), U.S. Air Force Age: 58 Director Since: 2015 Committees: CRC+, CC, RC Other Public Boards: 2

AEC	Audit and Examination Committee	FC	Finance Committee	HRC	Human Resources Committee
CRC	Corporate Responsibility Committee	GNC	Governance and Nominating Committee	RC	Risk Committee
CC	Credit Committee

*	Committee Chair
+	Successor as Committee Chair, effective April 24, 2018

Key Facts about our Director Nominees

92% are independent	Average tenure < 3 years	8 new independent directors since 2015	42% are women	17% are ethnically diverse	45% of independent director nominees have financial services experience	58% have CEO experience

vi      Wells Fargo & Company    2018 Proxy Statement

Proxy Summary

BOARD QUALIFICATIONS AND EXPERIENCE

The following chart reflects areas of qualifications and experience that our Board views as important when evaluating director nominees. The GNC and our Board believe that each director nominee brings to our Board his or her own unique background and range of expertise, knowledge, and experience, including as a result of his or her valued service on our Board and its committees, that provide our Board as a whole with an appropriate and diverse mix of qualifications, skills, and attributes necessary for our Board to fulfill its oversight responsibility to our Company’s shareholders. Additional information on the business experience and other skills and qualifications of each of our director nominees is included under Item 1 – Election of Directors. Each director also contributes other important skills, expertise, experience, and personal attributes to our Board that are not reflected in the chart below.

Baker Chen Clark Craver Dean Duke Hernandez James Morris Peetz Peña Pujadas Quigley Sargent Sloan Vautrinot Qualifications and Experience Financial Services Industry Accounting, Financial Reporting                Risk Management                Human Capital Management Strategic Planning, Business Development, Business Operations Information Security, Cybersecurity Technology Consumer, Marketing, Digital Corporate Governance, Management Succession Planning Environmental, Social, and Governance (ESG), Community Affairs Government, Public Policy, Regulatory Global Perspective, International Legal Additional Qualifications and Information FRB Risk Expertise    Audit Committee Financial Expert Other Public Boards 1 2 1 1 1 0 2 1 1 1 1 0 2 2 0 2 Board Tenure and Diversity Tenure 9 11 0 0 12 3 15 9 0 1 6 0 4 1 1 3 Age 69 62 64 66 67 65 62 69 55 62 70 56 66 62 57 58 Gender M M F M M F M M F F M M M M M F African-American/Black Asian, Hawaiian, or Pacific Islander Latino/Hispanic TOTAL DIRECTORS WITH THE PARTICULAR QUALIFICATIONS AND EXPERIENCE (OUT OF 16 DIRECTORS) 6 3 8 5 12 5 5 10 3 12 6 4 Financial Services Industry Accounting, Financial Reporting Risk management Human capital management Strategic Planning, Business Development, Business Operations Information Security, Cybersecurity, Technology Consumer, Marketing, Digital Corporate Governance, Management Succession Planning Environmental, Social, and Governance (ESG), Community Affairs Government, Public Policy, Regulatory Global Perspective International Legal

Wells Fargo & Company    2018 Proxy Statement      vii

Proxy Summary

EXECUTIVE COMPENSATION HIGHLIGHTS

2017 Executive Compensation Program

The Human Resources Committee (HRC) maintained the same overarching framework for our named executives’ 2017 compensation that it used in 2016, including an emphasis on the following four compensation principles:

Pay for Performance

•   We link compensation to Company, business line, and individual performance

•   Our executives receive a high proportion of compensation as long-term compensation in the form of performance share awards

•   Equity and annual incentive awards are subject to reduction to promote executive accountability

Foster Risk Management Culture

•   Our compensation programs are structured to promote a culture of prudent risk management

•   Our executive compensation program allows the HRC discretion to account for risk outcomes

•   We are continuing to strengthen our Incentive Compensation Risk Management program, and enhance the HRC’s oversight of key risk issues

Attract and Retain Top Executive Talent

•   We offer competitive pay to attract, motivate, and retain industry executives with the skills and experience to drive superior long-term Company performance

•   A high proportion of our compensation is tied to long-term Company performance

Encourage Creation of

Long-Term Shareholder Value

•   We use performance-based long-term stock awards to encourage sustained stockholder value creation

•   Our share retention requirements are intended to align our executives’ interests with our shareholders’ interests over the long-term, while mitigating compensation-related risk

Named Executives’ 2017 Compensation

The table below summarizes our named executives’ 2017 compensation. This table is not a substitute for, and should be read together with, the Summary Compensation Table, which presents named executive compensation paid, accrued, or awarded for 2017 in accordance with SEC disclosure rules and includes additional compensation elements and other important information.

Named Executive(1)	Base Salary ($)(2)	Annual Incentive Award ($)(3)	Long-Term Performance Share Award ($)(4)	Long-Term Restricted Share Rights Award ($)(5)	Total ($)
Timothy J. Sloan	2,400,000	0	15,000,000	–	17,400,000
John R. Shrewsberry	1,956,731	950,000	9,000,000	–	11,906,731
Avid Modjtabai	1,750,000	831,250	8,000,000	–	10,581,250
Perry G. Pelos	1,120,192	593,750	5,000,000	–	6,713,942
Jonathan G. Weiss	802,885	2,050,000	2,700,000	850,000	6,402,885
David M. Carroll	1,016,346	484,896	8,000,000	–	9,501,242
(1)	Mr. Weiss served as head of Wells Fargo Securities from 2014 until he succeeded Mr. Carroll as Senior Executive Vice President, Wealth and Investment Management, effective July 1, 2017. Mr. Carroll retired effective July 31, 2017.

(2)	Effective March 5, 2017, the HRC approved an increase in Mr. Shrewsberry’s base salary from $1,750,000 to $2,000,000 to reflect his overall Company leadership responsibilities, including the expansion of his role during 2016 to include oversight of our Technology group. Effective August 6, 2017, the HRC approved an increase in Mr. Weiss’ base salary from $500,000 to $1,250,000 to reflect the responsibilities and the compensation structure associated with his new role.

(3)	A portion of the 2017 annual incentive award amount for Mr. Weiss was paid in restricted share rights (RSRs) granted on February 26, 2018 that vest over three years.

(4)	Dollar value on February 28, 2017, the date of grant, of 2017 Performance Shares at target. Actual pay delivered or realized for Performance Shares will be determined in the first quarter of 2020 and may range from zero to 150% of the target shares (zero to 125% for Mr. Weiss), plus dividend equivalents, depending on Company performance for 2017 to 2019 and risk assessments.

(5)	Dollar value on December 14, 2017, the date of grant, of RSRs that vest over three years.

viii      Wells Fargo & Company    2018 Proxy Statement

Proxy Summary

2017 Pay Mix

The charts below summarize the percentage of each pay element shown above, based on the actual annual incentive awards earned and the value of long-term performance shares (at target) and RSRs at the time of grant for our CEO and for our other named executives as a group.

Compensation Practices

What We Do	What We Don’t Do

✓   Independent Board oversight of compensation program

✓   Pay-for-performance compensation philosophy and approach

✓   Robust stock ownership and retention policies for our non-employee directors and executive officers

✓  Multiple executive compensation clawback and recoupment policies, including provisions that allow for forfeiture of compensation without a financial restatement

✓   Independent compensation consultant engaged by Human Resources Committee

✓   Annual financial performance and labor market peer groups review

✗   No hedging of Company securities by directors or executive officers

✗   No pledging of Company securities

✗   No executive employment or change in control agreements

✗   Limited perquisites at the executive level

✗   No tax gross-ups for named executives

✗   No cash dividends on unearned restricted share rights or performance share awards

✗   No repricing of stock options

Wells Fargo & Company    2018 Proxy Statement      ix

Proxy Statement

2018 ANNUAL MEETING OF SHAREHOLDERS

DATE & TIME Tuesday, April 24, 2018 10:00 a.m., CDT	LOCATION Des Moines Marriott Downtown 700 Grand Avenue Des Moines, Iowa 50309	RECORD DATE February 27, 2018	MAILING DATE March 14, 2018

Your vote is important! You may vote if you owned shares of our common stock at the close of business on February 27, 2018, the record date for notice of and voting at our annual meeting. Information about the annual meeting, admission to the annual meeting, and voting your shares appears under the Voting and Other Meeting Information section of this proxy statement. The proxy materials were first made available to shareholders beginning on March 14, 2018.

You should read the entire proxy statement carefully before voting. We also encourage you to read the 2017 annual report accompanying this proxy statement, including the letters from our independent Chair and our CEO contained in that report.

VOTING MATTERS

Items for Vote	Board Recommendation	Page Reference (for more detail)
Management Proposals
Elect 12 directors	FOR all nominees	26

Advisory resolution to approve executive compensation (Say on Pay)	FOR	62

Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2018	FOR	97
Shareholder Proposals
Vote on 3 shareholder proposals, if properly presented at the meeting and not previously withdrawn	AGAINST	99

Live Audio of Meeting. Please visit our “Investor Relations” page under “About Wells Fargo” on www.wellsfargo.com several days before the annual meeting for information on how to listen to the live annual meeting. You will not be able to vote your shares or ask questions while you are listening to the meeting.

Each shareholder’s vote is important.

Please submit your vote and proxy over the internet, using your mobile device, or by telephone, or complete, sign, date, and return your proxy or voting instruction form.

Wells Fargo & Company    2018 Proxy Statement      1

Our Strategy and Goals

OUR LONG TERM STRATEGY

Strategy Overview

By recommitting to our Vision and Values and strengthening our culture we are enabling our Company’s transformation to become a better, stronger company and more customer-focused than ever before. Our focus on customers is reflected first in our Values and our six Goals, which define our enterprise strategy. We have also refreshed our consumer and wholesale strategies to promote collaboration across our business lines in order to deliver excellent customer experiences. In addition, we are simplifying our businesses and offerings and strengthening our risk management and support functions to serve our customers more efficiently and effectively.

CUSTOMER-FOCUSED STRATEGY

Our long-standing Vision and commitment to satisfy our customers’ financial needs and help them succeed financially is the foundation of our business. However, our businesses have often acted independently of one another and missed opportunities to serve customers better through more coordinated efforts. Our historically decentralized model engaged customers through a product-focused approach rather than the customer-focused, cross-channel experiences that our customers expect today. By changing the way we operate and moving away from decentralization, we are reducing complexity and risk while improving customer experiences and efficiency.

Our businesses are working together to pursue one cohesive strategy that will allow us to seamlessly serve our customers. This involves creating a compelling value proposition for our customers, rebuilding our brand, differentiating in faster-growing segments, and delivering an exceptional customer experience. In addition, we are enhancing the experience in our branches, offices, and call centers and investing in our digital platform to meet the cross-channel expectations of our customers.

Our team members are our greatest asset and key to our ability to deliver excellent customer experiences. We are strengthening our team members’ abilities to meet customer needs by simplifying our organization, building common and efficient processes, enhancing training and tools, and investing in our data, technology, operations, and risk management capabilities.

Our Vision and Values Our Vision: We want to satisfy our customer’s financial needs and help them succeed financially Our Values: people as a competitive advantage, ethics, doing What’s right for customers, diversity and inclusion, leadership Our Strategy Customer-Focused Strategy Consumer Grow our consumer business Deliver exceptional customer service Grow business relationships and service Operate with excellence and efficiency Enable the best team Manage and enhance risk management capabilities Wholesale Acquire new and deepen existing relationships Enhance customer and team member experiences Invest in products and solutions Follow our customers Drive efficiencies and operational excellence Manage and enhance risk management capabilities With Coordinated Support by Centralized Functions Data Finance Human Resources Marketing Technology Risk Management Leveraging our Diversified Model Execution Capabilities Our Goals To be the financial services leader in: Customer service and advice Team member engagement Innovation Risk management Corporate citizenship Shareholder value

2      Wells Fargo & Company    2018 Proxy Statement

Our Strategy and Goals

DEMONSTRATING PROGRESS ON OUR SIX GOALS

In March 2017, our CEO and President Timothy J. Sloan announced six new goals for our Company. While our Vision and Values should guide every action we take and every decision we make, our goals are designed to clearly state our aspirations for the future, and to make sure that we are all focusing on activities that will build a better, stronger Wells Fargo. As we work to meet these Goals, our Vision and Values come to life in the way we conduct business and the way we prioritize our day-to-day activities. These are important because they help keep the focus on what matters most.

We want to become the financial services leader in the six areas below and the following chart summarizes our progress on these Goals:

•   Maintaining our focus on developing deep and enduring customer relationships

•  Investing in our digital platform to meet the cross-channel expectations of our customers

•   Rolling out transformational changes to processes, training, and customer interactions to take the customer experience in our branches to a new level

•   Making changes to deposit accounts that benefit our customers, including:

¡   Overdraft RewindSM feature: Waives overdraft and non-sufficient funds (NSF) fees if a covering direct deposit is received by 9 a.m. the day after the account is overdrawn

¡    Automatic zero-balance alerts sent during the day allow customers time to make a covering deposit or transfer

¡    Eliminating overdraft and NSF fees on small-dollar transactions of $5 or less

¡    Reducing the maximum number of overdraft and NSF fees that can be assessed from 4 to 3 per day

•   Team member turnover is at its lowest since 2013

•   Raised our minimum hourly wage for our lowest paid team members and enhanced benefits

•   Awarded broad-based restricted share rights awards equivalent to 50 shares of Wells Fargo common stock to eligible full-time employees, and the equivalent of 30 shares to eligible part-time employees, with a two-year vesting period

•   Introduced a new compensation plan and performance management objectives in our Community Bank and expanded our incentive compensation risk management program

•   Conducted enterprise culture assessment survey in 2017

•   Continue to actively seek feedback from and listen to our team members, through channels such as team member “pulse” surveys and focus groups

•   Expanded our “Raise Your Hand” communications initiative and released our new Speak Up and Non-retaliation Policy

•   Card-free ATM access via one-time password to Wells Fargo’s 13,000 ATMs and Near Field Communication (NFC) access to over 7,000 ATMs

•   Debit card On/Off capability

•   Zelle® P2P payments experience

•   Intuitive Investor digital brokerage advisory mobile offering

•   Personalized insights and advice with predictive banking technology

•   Daily Change: Interactive mobile app encouraging customers to save

•   Make an Appointment API to schedule appointments with Wells Fargo on non-Wells Fargo websites

•   Increased digital account opening and loan application functionality for deposits, mortgage, and credit card

Wells Fargo & Company    2018 Proxy Statement      3

Our Strategy and Goals

•   Formed Conduct Management Office (includes complaints oversight, internal investigations, EthicsLine and ethics oversight, allegations, and sales practices oversight)

•   Enhanced the EthicsLine intake process and engaged an outside expert to identify additional opportunities for improvement

•   Centralized core functions including Risk (includes Compliance), Human Resources, and Finance

•   Expanded the scope of our incentive compensation risk management program to include a broader group of team members and all incentive plans

•   Enhanced Board oversight of risk management, including compliance and operational risk

•   Identified specific talent needs and hired external talent to strengthen our Company’s capabilities in various areas, including a head of Regulatory Relations (new position), Chief Compliance Officer, Chief Operational Risk Officer, and more than 2,000 new external team members in risk management in 2016 and 2017

•   We are targeting an increase of approximately 40% in our annual donations to nonprofit and community organizations in 2018; our long-term target is to invest 2% of after-tax profits in corporate philanthropy beginning in 2019

•   Donated $286.5 million to more than 14,500 nonprofits in 2017 to support critical social, economic, and environmental challenges

•   We were rated by United Way Worldwide as the largest workplace giving campaign (U.S.) in 2017 (9th consecutive year)

•   Announced $50 million, five-year commitment to American Indian/Alaska Native communities

•   Announced significant, multi-year commitments in support of African American and Hispanic home ownership

•   Donated more than $100 million to support military service members, veterans, and their families since 2012

•   NeighborhoodLIFT® expanded to 57th LIFT program; since 2012, LIFT programs have helped create more than 15,800 homeowners in communities

•   In 2017, team members volunteered two million hours in their communities

•   Published interim update to our Corporate Social Responsibility (CSR) Report in 2017; full update of our 2016-2020 CSR goals to be published in 2018

•   Launched new Environmental, Social, and Governance (ESG) Guide webpage in March 2017 to consolidate disclosures on our website on a broad range of ESG matters

•   Strong balance sheet with average deposit growth of 4% and average loan growth of 1% in 2017

•   Continued disciplined focus on credit risk management with net charge-offs of 0.31% of average loans in 2017, down from 0.37% in 2016

•   Return on equity of 11.35%, return on assets of 1.15%, and 1-year total shareholder return of 13.2% in 2017

•   Remain focused on returning more capital to shareholders; returned $14.5 billion to shareholders through common stock dividends and net share repurchases in 2017 (up 16% from 2016)

•   Divested businesses that no longer met our return requirements and/or future investment spending requirements

•   Remain committed to our target of $2 billion of expense reductions by the end of 2018, which are being used to support our investments in the business, and an additional $2 billion by the end of 2019

4      Wells Fargo & Company    2018 Proxy Statement

Transforming Wells Fargo

OUR JOURNEY AND PROGRESS TO REBUILD TRUST

We highlight below some of the key actions our Board and our Company have taken on our path to making things right, fixing problems, and building a better, stronger Wells Fargo.

Key Actions Taken by Our Board and Our Company

Leadership
Independent Board Leadership

✓ Separated the roles of Chair and CEO and amended the Company’s By-Laws to require an independent Chair

✓ Elected Betsy Duke (former member of the Federal Reserve Board of Governors) as independent Chair

Board Refreshment and Enhancement of Qualifications and Experience on the Board

✓ Elected six new directors to the Board in 2017

✓ Three long-tenured directors retired from the Board on December 31, 2017; Board refreshment process continues with the retirement at our 2018 annual meeting of three of the Board’s longest-serving directors and a director who was scheduled to retire in 2019

✓ Enhanced overall Board and committee skills and capabilities while maintaining an appropriate balance of perspectives and experience

Board Committee Structure

✓ Reviewed Board committee structure and leadership and amended committee charters to sharpen focus and reduce duplication in risk oversight

Evaluation of Board Effectiveness

✓ Conducted a comprehensive 2017 Board self-evaluation that was facilitated by a third party (Mary Jo White, former Chair of the Securities and Exchange Commission) which, together with feedback from investors and other stakeholders, helped inform many of the Board’s changes

Community Bank and Other Company Leadership Changes

✓ Announced new leaders and organizational structure in the Community Bank, creating a more streamlined and efficient organization; created a new Change Leader position, responsible for redefining the business model in branches to focus on the customer experience

✓ Established a dedicated office to oversee our Company-wide Rebuilding Trust Program

Customers

Focusing on Customer Remediation

✓ Remediating customers in connection with retail banking sales practices, including under the stipulated judgment with the Los Angeles City Attorney and under our CFPB and OCC consent orders, as well as by working with customers directly and offering free mediation services

✓ Reached a class-action settlement which sets aside $142 million for remediation and settlement expenses to cover customers and former customers with claims of unauthorized accounts dating back to 2002; notifying customers to make them aware of their possible eligibility to receive compensation under this broad and far-reaching settlement agreement

✓ Engaged a third-party to conduct a detailed analysis of our customers’ accounts to help identify potential harm as a result of unacceptable retail banking sales practices and expanded the review time period to almost eight years – 2009 through 2016 (almost double the original analysis); providing customer remediation based on this expanded review

✓ Providing an estimated $145 million in cash remediation and $37 million in account adjustments for customers due to issues related to auto Collateral Protection Insurance policies

✓ Planned remediation of home lending customers who may have been improperly charged fees for mortgage interest rate lock extensions requested from September 16, 2013 through February 28, 2017

Making Things Right for Our Customers

✓ Committed to making things right for any customer who may have been financially harmed by unacceptable retail banking sales practices, regardless of the time frame

✓ Expanded the Company’s customer complaint servicing and resolution process and reached out to 40 million retail and 3 million small business customers asking them to contact us with any concerns about their accounts

Wells Fargo & Company    2018 Proxy Statement      5

Transforming Wells Fargo

Customers (continued)

✓ Established a dedicated 24/7 toll-free number for customers with concerns about their accounts, or any aspect of their relationship with Wells Fargo; customer service representatives are available 24/7 at (877) 924-8697

Enhancing Transparency for Our Customers

✓ Improved controls by sending automatic notifications to customers after a personal or small business checking account, savings account, or credit card has been opened

✓ Launched a special page on our website at http://www.wellsfargo.com/commitment to keep customers updated on our progress to address unacceptable retail banking sales practices

Continuing to Improve

✓ Reviewing every area of the business to identify and fix any problems, being transparent and open about what we find, and making things right

Team Members

Enhancing Our EthicsLine Processes for Team Members to Raise Concerns

✓ Made enhancements to the EthicsLine intake process, including changes based on feedback from our team members, and hired an outside expert to help identify possibilities for additional improvements to make sure that team members have a trusted and confidential way to report ethics concerns

Investing in Our Team

✓ Raised the minimum hourly wage for U.S.-based team members to $15 per hour (effective March 2018), which reflects an 11% increase to the minimum hourly rate on top of the 12% increase announced earlier in 2017

✓ Announced in September 2017 that U.S.-based team members would be eligible for additional paid holiday time; team members received two personal holidays each year and Wells Fargo added two holidays to the existing schedule of fixed, observed holidays beginning in 2018, resulting in an increase in the total number of paid holidays from 8 to 12

✓ Enhanced paid parental and critical care leave and backup adult care benefits in 2016

Committing to Pay Equity

✓ Publicly disclosed in February 2018 that after accounting for factors such as role, tenure, and geography; results show that women based in the U.S. at Wells Fargo earn more than 99 cents for every dollar earned by their male peers, and our team members who are people of color in the U.S. earn more than 99 cents for every dollar earned by their white peers, which is in addition to the information we disclosed in March 2017 regarding our pay equity review processes

Enhancing Our Non-Retaliation Policies, Practices, and Training

✓ Expanded our “Raise Your Hand” communications initiative encouraging team members to speak up when they see something unethical or if they have an idea to help reduce risk

✓ Enhanced our Speak Up and Non-Retaliation Policy and expanded training for our retail bank managers and bankers; Enhanced training includes acceptable sales practices and how to report unethical behavior in addition to reinforcing our non-retaliation policy and our Code of Ethics and Business Conduct

Conducting Reviews of Termination Decisions

✓ Established a process enabling former team members to request a review of their termination or resignation allegedly due to sales performance/sales culture reasons; those who are eligible for re-employment have an opportunity to work with a special recruiting team to identify and explore opportunities for re-employment with Wells Fargo

Reviewing and Strengthening Our Culture

✓ Engaged outside culture experts to help understand cultural weaknesses that need to be strengthened

✓ Following third-party reviews and team member feedback, including a detailed culture assessment and ongoing “pulse” surveys, launched a Culture Program to clearly articulate the culture we want and the behaviors we expect from all team members and to build a disciplined and objective approach to monitoring our culture

Enhancing Our Recruiting and Coaching Practices

✓ Launched a holistic approach to hiring and recruiting to underscore our focus on having team members who can deliver a high quality customer experience and help rebuild trust

✓ Rolled out of transformational changes to processes, training, and customer interaction within the Community Bank to take customer and team member experience to a new level

Listening to Our Team Members

✓ Continuing to seek feedback directly from our team members, including through Town Halls with the CEO and other members of senior management, listening tours held by our executives, Team Moments chats (live chats and Q&A with various senior leaders), increased internal communications and comments posted directly by team members on Teamworks (Wells Fargo’s intranet), frequent team member sentiment “pulse” surveys, ethics surveys, and focus groups

6      Wells Fargo & Company    2018 Proxy Statement

Transforming Wells Fargo

Incentive Compensation

Eliminating Product Sales Goals and Changing the Community Bank Incentive Programs

✓ Eliminated product sales goals for retail bankers who serve customers in bank branches and call centers

✓ Created a new incentive compensation plan and performance management objectives for retail bankers with a focus on customer experience, stronger oversight and controls, and team versus individual incentives

Enhancing Our Incentive Compensation Risk Management

✓ Expanded our incentive compensation risk management program to include all incentive plans and all team members who are eligible to receive incentive compensation, and to take into account both financial and reputation risks

✓ Reviewing the incentive compensation arrangements of all eligible roles across our Company for a broad range of actual and potential financial, reputational, and regulatory risks through our incentive compensation risk management program

Risk Management and Accountability

Independent Board Investigation and Executive Accountability Actions

✓ Released findings, including root causes identified, from the Board’s independent investigation of retail banking sales practices and related matters

✓ Took actions to promote executive accountability resulting in the termination of a number of Community Bank managers for cause due to sales practices-related issues and compensation forfeitures and clawbacks with a total impact of over $180 million, which included the elimination of 2016 bonuses and reduction of 2014 Performance Shares by up to 50% for eight Operating Committee members

Enhancing Oversight and Monitoring of Complaints and Allegations

✓ Created a Conduct Management Office to centralize the handling of internal investigations, EthicsLine and ethics oversight, complaints oversight, and sales practices oversight

✓ Increased oversight of our retail bank monitoring activities — approximately a $50 million investment annually — including a mystery shopper program involving 18,000 branch visits a year and 450 conduct risk reviews each year in branches across the U.S.

Improving Compliance and Customer Remediation

✓ Invested significantly in regulatory compliance and remediation, with additional investments expected in 2018

✓ Created a Commitment to Customer Center of Excellence, responsible for establishing centralized enterprise standards and enhancing execution of remediation efforts across Wells Fargo’s consumer businesses

Centralizing Core Functions to Enhance Risk and Compliance Controls

✓ Strengthened risk framework by centralizing core functions like Risk (includes Compliance), Human Resources, and Finance, while enhancing our risk and compliance controls as we pursue a cohesive approach to risk Company-wide

Strengthening Compliance and Operational Risk, Including Technology and Data Capabilities

✓ Invested over 2016 and 2017 in technology risk, including cybersecurity, with additional investments expected in 2018

✓ Invested in automation and technology enhancements for risk controls that improve the ability to identify emerging trends and risks

✓ Invested in data management with ongoing investments expected in 2018

✓ Created an Enterprise Data Management function in September 2017, responsible for defining the infrastructure, business source systems, and governance of all Company data

✓ Continuing to execute comprehensive plans that address compliance and operational risk management programs, organizations, technology, and controls

Strengthening Talent in Our Risk Organization

✓ Hired external leadership talent to strengthen our risk management capabilities, including a head of Regulatory Relations (new position), a Chief Compliance Officer, and a Chief Operational Risk Officer

✓ Hired more than 2,000 team members from outside the Company in 2016 and 2017 to strengthen talent in Risk Management

Wells Fargo & Company    2018 Proxy Statement      7

Transforming Wells Fargo

Assessing, Strengthening, and Measuring Our Culture

RECOMMITMENT TO OUR VISION AND VALUES

Our journey to strengthen our culture is an ongoing process that starts with making sure that all of our team members have a consistent understanding of our Vision, Values, and Goals. We define our culture by our Vision and Values which guide every action we take and every decision we make. Our Vision, Values and six Goals serve as our guide to serving customers and helping each other as one Wells Fargo. In 2017, we recommitted to our Vision and Values and created a simpler, more focused Vision, Values, and Goals booklet to make it easier for all of our team members to understand what we value most as a company. Our Board of Directors approved our new Vision, Values, and Goals booklet in October 2017 and every team member across our Company received a copy. In addition, new team members and new directors of our Company receive our Vision, Values, and Goals booklet as part of their onboarding.

LISTENING AND INTROSPECTION – INVITING OUTSIDE-IN PERSPECTIVES

As a demonstration of change in our culture, we continue to look for ways to listen to team members, industry experts, and others as we work to transform our Company and deliver on our Wells Fargo Vision, Values, and Goals through a consistent and compelling team member experience. Over the past year, team members have shared their voices in a number of ways, including directly with our senior leaders, through surveys and focus groups and participating in two-way dialogue on our internal social media platforms. We have engaged a number of outside experts to review our team member feedback on our culture measurement methodologies, processes, and procedures to give us objective, outside perspectives on how we can improve.

Culture Assessment Survey

All Wells Fargo team members were invited to participate in a company-wide culture assessment survey in 2017 to help uncover both the positive attributes and potential weaknesses in our Company’s culture. The goal of this study was to assess culture at a macro level and to identify patterns in business groups or regions where we have an opportunity to strengthen our culture in four key areas:

•  Ethics

•  Customer focus

•  Diversity and inclusion

•  Commitment to the organization

Senior leaders are working together to identify actions that can be taken to foster a deliberate, Company-wide culture with a goal of providing clarity on expectations for leaders, managers, and team members and ultimately improving the overall team member experience.

8      Wells Fargo & Company    2018 Proxy Statement

Transforming Wells Fargo

Team Member Experience – Ways We Seek Feedback from our Team

•   Enterprise-wide culture assessment survey in 2017 – Assessment of both the positive attributes and potential weaknesses in the Company’s culture

•   Ethics and integrity survey in 2016 – Assessment of perceptions of overall commitment to our Vision and Values, our culture, and our ethics and integrity policies and procedures

•   Benefits Survey in 2017 – Gathered team member feedback on various benefits, compensation, career development, and work-life programs. The survey results help to make sure that our benefits programs are meaningful and valuable and support team members’ and their families’ overall well-being

•   Periodic team member sentiment “pulse” surveys – Since 2016, we conduct periodic pulse surveys targeted to a representative random sample of team members from across the organization to gauge team member sentiment about Wells Fargo as a place to work and build a career, leadership trust and accountability, internal communications, and culture

•   Focus groups – We convene focus groups of team members to provide feedback and input on specific topics such as our EthicsLine process

•   Exit surveys – Expanded across the Company in 2017, exit surveys help us gain a deeper understanding of why team members have chosen to leave Wells Fargo and identify ways to make sure we provide a more consistent and compelling team member experience

•   Listening tours – Our executives have traveled across the country on “listening tours” to meet in-person with smaller groups of team members to listen to their views, suggestions, and concerns

•   Team Moments live chats – Our senior leaders periodically join “live” chats to interact with team members and participate in Q&A sessions

•   Team Moments internal social – Team members are welcome to join Team Moments groups to post and comment on a variety of topics

•   Teamworks (Wells Fargo intranet) articles/news comments – Team members have the ability to post comments in response to articles and news that are posted on the Teamworks intranet

BEHAVIORAL METRICS – MEASURING AND MONITORING OUR CULTURE

We continuously monitor key metrics and align those metrics with team member feedback to measure the team member experience both quantitatively and qualitatively. For example, while turnover is improving overall, our exit surveys help us understand why team members have chosen to leave the Company and what steps we can take to retain talent and make Wells Fargo an even better place to work.

Quarterly dashboard reports	▶

•   Summarize key culture initiatives and key people, conduct, risk, and audit metrics to better monitor culture-related elements across our Company’s business and enterprise staff groups

•   Used by senior management and shared with our Board’s Human Resources Committee and the full Board

Metrics and trends	▶

•   Metrics and trends tracked in the dashboard include people metrics such as turnover, tenure, and training; diversity and inclusion; risk, audit, and compliance initiatives; issues escalation resolution; and progress on key initiatives

•   We also monitor ethics-related allegations and disciplinary actions, including terminations, through the coordination of our Employee Relations team in Human Resources and our Conduct Management Office in Corporate Risk

Team member feedback	▶

•   Team member feedback is routinely analyzed to uncover strengths in the organization as well as issues that need to be evaluated, investigated, and remediated

•   Quantitative and qualitative results from surveys are aggregated into standard reports to augment key culture and people metrics and trends

Wells Fargo & Company    2018 Proxy Statement      9

Transforming Wells Fargo

KEY LEARNINGS AND ACTIONS PLANNED

In order to develop short- and long-term roadmaps and recommendations based on what we have heard from team members through all of the channels discussed above, a team of internal and external experts reviewed and synthesized over three dozen research studies and almost 50,000 team member comments from online stories, leadership listening tours, and internal social media chats. The results of this meta-analysis serve as the foundation for many cross-functional efforts to support a consistent and compelling culture for all team members. The feedback tells us that we need to align our systems, processes, and behaviors to drive our Vision and Values in a consistent and compelling way. Based on our key learnings from team members, we have made specific enhancements to our programs, resources, and expectations for team members. For example:

•	Pay Increases. We increased the minimum hourly wage for U.S.-based team members and enhanced benefits.

•	More Paid Time Off. We added four new days of paid time off for all eligible U.S.-based team members.

•	Investing in Our Managers. We are investing in developing managers and setting clearer expectations for what it means to be a people manager at Wells Fargo.

•	Resource Materials. We developed new resource materials and tools in support of our simplified, more focused Vision, Values, and Goals booklet.

•	Performance Management Changes. We are helping to make sure that our Values are consistently part of the day-to-day experience working at Wells Fargo by defining behaviors for all team members that are aligned with our Values.

•	Measuring and Monitoring Changes We Are Making. We are looking at how we measure culture, engagement, and team member experience going forward. We already know that we will measure more often, through a variety of methods, rather than relying primarily on one annual event like we had done in the past.

All of Our Systems, Processes, Programs, and Policies Have To Align With and Support Our Culture

Building a strong, deliberate culture will take time. It is a process and involves more than just updating documents to clearly state who we want to be and what we expect. Our leadership, systems, tools, processes, and policies, including our incentive compensation and performance management programs, all have to align with and support the kind of culture we want to build. To accomplish this, we are connecting people and projects across the organization so we can build this culture together for all of Wells Fargo.

Alignment of Incentives with Our Culture	Alignment of Performance Management with Our Culture

•   In addition to the career-development opportunities, broad array of benefits, and strong offering of work-life programs, we offer market competitive compensation.

•   Our compensation programs are designed around our four compensation principles: pay for performance; foster a culture of risk management; attract and retain talent; and encourage creation of long-term shareholder value.

•   These compensation principles, along with our Vision and Values, are supported by our incentive compensation risk management program, which establishes the expectations and requirements related to the design and oversight of incentive compensation arrangements for our team members.

•   The goal of our incentive compensation risk management program is to develop and manage incentive compensation arrangements that align with our strategy and Values, comply with applicable laws and regulations, and appropriately balance risk and financial rewards.

•   Performance management has a direct link to our pay for performance philosophy, also integrating our Vision and Values with a focus on setting clear expectations for our team members and enabling ongoing coaching and performance conversations throughout the year.

•   Performance management is a key aspect of our culture, and it provides each team member the opportunity for personal responsibility, accountability, reward, and recognition.

•   Performance management helps our Company compete for business and develop a stronger management culture, and helps our team members reach their potential.

•   Our performance management program is supported by our performance management policy, which establishes the expectations and requirements to help make sure that our performance management standards are clear, applied consistently across our Company, and aligned with applicable regulations.

10      Wells Fargo & Company    2018 Proxy Statement

Corporate Governance

OUR CORPORATE GOVERNANCE FRAMEWORK AND DOCUMENTS

Our Board is committed to sound and effective corporate governance principles and practices, and has adopted Corporate Governance Guidelines to provide the framework for the governance of our Board and our Company. These Guidelines address, among other matters, the role of our Board, Board membership criteria, director retirement and resignation policies, our Director Independence Standards, information about the committees and other policies and procedures of our Board, including the majority vote standard for directors, management succession planning, our Board’s leadership structure, and director compensation. Our Board reviews its Corporate Governance Guidelines annually as part of its Board self-evaluation process.

Corporate Governance Framework

In February 2018, our Board amended its Corporate Governance Guidelines to more fully articulate the role of the Board and work it is doing to enhance governance and oversight practices, including as part of our plans to satisfy the requirements of the consent order that the Company entered into with the Board of Governors of the Federal Reserve System on February 2, 2018. The following are fundamental aspects of our Board’s governance framework:

Board Oversight of Strategic Plans, Risk Tolerance, and Financial Performance

•  Reviewing, monitoring and, where appropriate, approving the Company’s strategic plans, risk tolerance, risk management framework, and financial performance, including reviewing and monitoring whether the strategic plans and risk tolerance are clear and aligned and include a long-term perspective on risks and rewards that is consistent with the capacity of the Company’s risk management framework

Board Composition, Governance Structure,

and Practices

•  Maintaining a Board composition, governance structure, and practices that support the Company’s risk profile, risk tolerance, and strategic plans, including having directors with diverse skills, knowledge, experience, and perspectives, and engaging in an annual self-evaluation process of the Board and its committees

CEO and Other Senior Management

Succession Planning and Performance

•  Selecting, and engaging in succession planning for, the Company’s Chief Executive Officer and, as appropriate, other members of senior management

•  Monitoring and evaluating the performance of senior management, and holding senior management accountable for implementing the Company’s strategic plans and risk tolerance and maintaining the Company’s risk management and control framework

•  Monitoring and evaluating the alignment of the compensation of senior management with the Company’s compensation principles

Board Oversight of Integrity and Reputation

•   Supporting the stature and independence of the Company’s independent risk management (including compliance), legal, and internal audit functions

•   Reinforcing a culture of ethics, compliance, and risk management, and overseeing the processes adopted by senior management for maintaining the integrity and reputation of the Company

Board Reporting and Accountability

•  Working in consultation with management in setting the Board and committee meeting agendas and schedules

•  Managing and evaluating the information flow to the Board to facilitate the Board’s ability to make sound, well-informed decisions by taking into account risk and opportunities and to facilitate its oversight of senior management

Wells Fargo & Company    2018 Proxy Statement      11

Corporate Governance

Our Corporate Governance Documents

Information about our Board’s and our Company’s corporate governance, including the following corporate governance documents, is available on our website at https://www.wellsfargo.com/about/corporate/governance:

•	The Board’s Corporate Governance Guidelines, including its Director Independence Standards

•	Our Code of Ethics and Business Conduct applicable to our team members, including our executive officers, and directors

•	Charters for each of the Board’s seven standing committees, including the Audit and Examination Committee, the Governance and Nominating Committee, and the Human Resources Committee

•	Our Board Communication Policy, which describes how shareholders and other interested parties can communicate with the Board

•	Our By-Laws, which require that the Chair of our Board be independent

Insight into the Boardroom and the Board’s Priorities

In addition to enhancing its corporate governance framework, the Board has made substantial enhancements to information flow and escalation of matters to the Board as well as the reporting and analysis provided by senior management to the Board. Our directors continue to engage frequently with members of management outside of Board meetings to discuss, receive updates on, and learn more about our business, key risks, industry, strategic direction, and performance. Our Chair and Committee chairs are particularly focused on agenda planning for Board and committee meetings.

Processes and Priorities

•	Agenda and meeting planning processes. Our Chair and Committee chairs are working in consultation with management in setting and prioritizing Board and committee meeting agendas, including to provide more in-depth strategy sessions and other special presentations. In addition, the Board has made changes to its Board meeting schedule, including to increase the length of regularly scheduled meetings, hold more in-person meetings, and provide sufficient time for executive sessions with the Chief Executive Officer, Chief Financial Officer, and General Counsel.

•	Feedback on Board and committee meeting materials. Board members are providing regular feedback to management during and in-between Board and committee meetings on the form, usefulness, and quality of meeting materials. In addition, the Board provided specific feedback to management following its 2017 self-evaluation on needs to streamline Board materials and enhance the quality and use of meeting highlights summaries, executive summaries, dashboards, and plans with specific milestones and accountability to facilitate the Board’s review and focus on key issues and monitoring of progress.

•	Enhancements to systems and management reporting capabilities. Fundamental to the Board’s ability to receive the right information are changes the Company is making to its organizational structure, including to centralize control functions such as Risk (including Compliance), Human Resources, and Finance, and to invest in technology and data capabilities to enhance management’s ability to identify, assess, escalate, and report matters to the Board. Our Board has set clear expectations for management that, as issues are identified, they will be promptly escalated and reported to the Board and our regulators.

•	Other interactions with members of management in between Board meetings. Our directors regularly participate in calls and “deep dives” with management on particular matters, such as technology and cyber security.

•	Communications among board members. Our Chair and Committee chairs meet and speak regularly with each other and with members of management in between Board and committee meetings, including to discuss meeting agenda planning, recent developments, escalated matters, and progress on key initiatives.

•	Meetings with customers. Our Board members meet with customers in several ways, including through organized events, branch or other office site visits, and during personal visits to our branches.

•	Weekly updates on press coverage and current developments. Our directors receive weekly or more frequent updates, as appropriate, on press coverage of the Company and current events that relate to our business.

12      Wells Fargo & Company    2018 Proxy Statement

Corporate Governance

COMPREHENSIVE ANNUAL EVALUATION OF BOARD EFFECTIVENESS

Each year, our Board conducts a comprehensive self-evaluation in order to assess its own effectiveness, review our governance practices, and identify areas for enhancement. Our Board’s annual self-evaluation also is a key component of its director nomination process and succession planning.

The Governance and Nominating Committee, in consultation with our independent Chair, reviews and determines the overall process, scope, and content of our Board’s annual self-evaluation process. As provided in its charter, each of our Board’s standing committees also conducts a separate self-evaluation process annually which is led by the committee chair. Our Board’s and each committee’s self-evaluation includes a review of the Corporate Governance Guidelines and its committee charter, respectively, to consider any proposed changes.

The GNC has continued to enhance the form and scope of the Board’s self-evaluation process based on director feedback, best practices, experience, and regulatory expectations. The following are some of the enhancements made to the self-evaluation process over the last few years:

•	Implemented use of one-on-one discussions to obtain candid feedback from each director on the Board

•	Evaluation of the individual contributions of directors to the Board and its committees

•	Request targeted feedback on additional topics, such as culture, lessons learned, and best practices (including those observed by our directors through other board service) – See the chart below for more information on topics covered in connection with the Board’s 2017 self-evaluation

•	Amended the Corporate Governance Guidelines in 2018 to specify, among other things, that the self-evaluations include:

¡	Consideration of best practices with respect to committee refreshment and committee chair rotations in connection with the GNC’s and the Board’s annual review of Board member committee assignments and committee chair positions

¡	Annual assessment of the most effective format for the Board’s and each committee’s self-evaluation and that the Board may determine to engage a third party to facilitate the evaluation periodically – As discussed below, the Board engaged a third-party during 2017 to facilitate its self-evaluation and anticipates doing so again in 2018 for both the Board and each committee’s 2018 self-evaluation

Board Self-Evaluation Process – How Candid Feedback is Obtained

The following chart reflects the key components of the Board’s annual self-evaluation process. Additional information on the topics covered in the scope of the evaluation is included below.

Wells Fargo & Company    2018 Proxy Statement      13

Corporate Governance

USE OF THIRD-PARTY TO FACILITATE BOARD SELF-EVALUATION

•	In 2017, the Board decided to conduct its comprehensive self-evaluation after the 2017 annual meeting and prior to its typical year-end timing.

•	To facilitate its 2017 self-evaluation, the Board engaged Mary Jo White, a senior partner at Debevoise & Plimpton LLP and former Chair of the Securities and Exchange Commission.

•	Ms. White assisted the Board in conducting its evaluation process, which included her one-on-one discussions with each director, to obtain their candid feedback and assessments.

•	The GNC and the Board determined to enhance and expand the scope of the Board’s 2017 self-evaluation based on recommendations made by Ms. White as a part of her engagement.

•	The Board anticipates engaging a third party again in 2018 to (1) facilitate the Board’s 2018 self-evaluation, which the Board expects will include an assessment of Board effectiveness and a review of progress made in implementing changes based on feedback provided in connection with the Board’s 2017 self-evaluation process, and (2) facilitate each Board committee’s 2018 self-evaluation.

Topics Covered During the Board Self-Evaluation

In 2017, the Board self-evaluation included a comprehensive assessment of the following topics, among others:

Board composition, performance, and materials	▶

•   Board composition and performance, including mix of skills, experience, tenure, and background

•   Identification of knowledge, background, and skill-sets that would be useful additions to the Board

•   Board refreshment and succession planning

•   Individual director contributions to the Board and its committees

•   Individual director’s views on his or her own role, contribution, and future plans

•   Board materials and management reporting, including the quality of materials and Board member interactions with management

•   Specific areas for training or additional director education

Structure and effectiveness	▶

•   Board and committee leadership (including independent Chair leadership structure), responsibilities, and effectiveness

•   Committee structure and functioning, including the number of committees, responsibilities, communication, and coordination between committee meetings

•   Effectiveness of meeting structure, including the number, frequency, and length of meetings

Board responsibilities	▶

•   Candor of communications with the CEO

•   Knowledge of the Company

•   Strategic planning, including the process, format, and materials for the Board’s strategy review sessions

•   Talent management and succession planning for the CEO and other senior management, including diversity and inclusion

Tone at the top and culture	▶	• Tone and culture being set and embodied by senior management at the top of the organization
Governance practices	▶	• Governance practices, including review of the Board’s Corporate Governance Guidelines for potential enhancement or revision • Lessons learned and best practices

14      Wells Fargo & Company    2018 Proxy Statement

Corporate Governance

OUR INVESTOR ENGAGEMENT PROGRAM

As part of our commitment to effective corporate governance practices, since 2010 we have had an investor outreach program with independent director participation to help us better understand the views of our investors on key corporate governance topics. In addition to engagement with our largest institutional investors, we have enhanced our engagement efforts with additional investors and stakeholders to hear their perspectives and help identify focus areas and priorities for the coming year. The constructive and candid feedback we receive from our investors and other stakeholders during these meetings is important and helps us inform our priorities, assess our progress, and enhance our corporate governance practices and disclosures each year.

Following our 2017 annual meeting, we contacted our largest institutional investors and engaged with institutional investors representing more than 35% of our Company’s common stock. We also met with numerous other stakeholders to discuss our Company’s progress as well as corporate governance and ESG practices, policies, and disclosures.

Board-led Engagement Program

•   Independent director participation since 2010

•   Following the 2017 annual meeting, our Chair and members of management considered the 2017 annual meeting voting results and engaged with institutional investors to understand their concerns and perspectives

•   Our independent Chair, Betsy Duke, held in-person engagement meetings and calls with institutional investors representing more than 35% of our outstanding shares

•   We also held engagement meetings and calls with other investors and stakeholders, including upon their request

•   Our independent Chair leads our external Stakeholder Advisory Council which was formed to provide our Board and senior management with feedback on current and emerging issues from a stakeholder perspective

Year-Round Engagement Process

•   Our engagement occurs year round

•   Active outreach to institutional investors during the spring and the fall/winter as well as engagement meetings with investors and other stakeholders at their request to understand their priorities and concerns in the areas of corporate governance, executive compensation, environmental sustainability, social responsibility, and other matters

•   Continual review of our governance practices and framework in light of best practices, recent developments, and regulatory expectations

•   Provide institutional investors with courtesy copies of periodic updates, including news of significant corporate governance and Board changes, as part of our ongoing engagement process

•   Coordinated engagement efforts with our new external Stakeholder Relations group, which includes Investor Relations and Government Relations

Reporting and Evaluation of Investor Feedback

•   Feedback from investor and other stakeholder engagement is summarized and shared with:

¡  the full Board

¡  the Board’s Governance and Nominating Committee

¡   the Board’s Human Resources Committee

¡   the Board’s Corporate Responsibility Committee

¡   senior management

•   Our Board conducts a comprehensive annual self-evaluation, which includes consideration of investor and other stakeholder feedback on various matters such as our annual say-on-pay vote, other annual meeting voting results, and investor and stakeholder sentiment on various other matters

•   Our Board reviews our governance practices annually, and more frequently when appropriate, and uses investor and other stakeholder feedback to identify areas for potential enhancements to our policies, practices, and disclosures

Topics Discussed Since 2017 Annual Meeting

•   Board refreshment, including Board and committee composition and the level and pace of refreshment

•   Experience and qualifications of new directors, including any additional experience the Board has identified for future refreshment efforts

•   Company performance and progress, including revenue and earnings growth and expense reduction plans; culture changes; team member engagement and turnover; and how the Company is measuring its progress

•   Management reporting and information flow to the Board, including how the Board makes sure that it is getting the right information

•   Status of the Company’s ongoing reviews of businesses and controls

•   Company transparency and disclosures, including recommendations for enhancements

•   Executive compensation, including structure and metrics, and Community Bank incentive plan changes

•   Regulatory relations, including compliance with our February 2, 2018 Federal Reserve consent order

Wells Fargo & Company    2018 Proxy Statement      15

Corporate Governance

Demonstrated Track Record of Responsiveness to Investors and Other Stakeholders

Our Board values and considers the feedback it receives from our investors and other stakeholders and has taken a number of actions over the last several years to increase shareholder rights and enhance the Board’s structure that took into account those perspectives.

2018

•   Enhanced existing shareholder right to call a special meeting – reduced threshold from 25% to 20% of outstanding shares (since 2011 our shareholders have had a meaningful right to call special meetings of shareholders under our By-Laws)

•   Continued Board refreshment process begun in 2017 with four directors retiring at our 2018 annual meeting

•   Enhanced our governance practices as reflected in our Corporate Governance Guidelines, including to:

¡  More fully articulate the role of the Board and work it is doing to enhance governance and oversight practices

¡  Reflect the importance of periodic Board refreshment and maintaining and appropriate balance of tenure, skills, knowledge, experience, and perspectives on the Board

¡  Provide more detail about the Board’s self-evaluation process, including by:

•  Providing that the GNC and the Board annually assess the most effective format for the Board’s and each committee’s self-evaluation and that the Board may determine to engage a third party to facilitate the evaluation periodically

•  Specifying that the Board considers at least annually upcoming retirements under its director retirement policy, the average tenure and overall mix of director tenures of the Board, along with other factors, as part of Board succession planning and its director nomination process

¡  Explain that the GNC will consider best practices with respect to committee refreshment and committee chair rotations in connection with the GNC’s and the Board’s annual review of committee member assignments and chair positions

•   Disclosed additional information on our Company’s gender and racial/ethnic pay gaps in the U.S. on our website at http://stories.wf.com/wells-fargo-releases-pay-equity-study-results/; we have committed to expand our pay equity reviews to other geographic areas of operation in the future, make compensation adjustments in line with a goal of gender pay equity, and review a report on pay gaps on an annual basis

2017

•   Elected six new Board members and reconstituted the leadership and composition of key Board committees, including the Risk Committee and Governance and Nominating Committee – See Board Refreshment and Composition for more information

•   Enhanced the qualifications and experience represented on our Board consistent with our strategy and risk profile through recent composition changes, including financial services, risk management, technology/cyber, regulatory, human capital management, financial reporting, accounting, consumer, and social responsibility experience

•   Five directors retired during 2017, including three long-tenured directors at the end of 2017

•   Amended various Board Committee charters to enhance oversight of risk

¡   See Our Board and Its Committees – Committees of Our Board for more information about changes made to Board committee charters to enhance oversight of risk, including conduct risk, compliance risk, operational risk, technology risk, and information security/cyber risk

•   Launched external Stakeholder Advisory Council to provide feedback on current and emerging issues – Seven members, all external, represent groups focused on consumer rights, fair lending, the environment, human rights, civil rights, and governance

16      Wells Fargo & Company    2018 Proxy Statement

Corporate Governance

2017 (continued)

•   Adopted an overboarding policy applicable to the Company’s directors which limits the number of boards on which our directors may serve to a total of 4 public company boards (total of 3 for public company CEOs), unless the GNC determines that such other board service would not impair the director’s service to the Company

•   Enhanced disclosures on our website on environmental, social and governance (ESG) matters – Access our ESG Guide from our Investor Relations webpage at https://www.wellsfargo.com/about/investor-relations/

•   Added disclosure to our website relating to our commitment to gender and racial/ethnic pay equity, our annual pay equity analysis conducted by outside compensation experts, and oversight of our pay equity reviews by the Human Resources Committee

•   Updated our Code of Ethics and Business Conduct to incorporate, among other things, our standards related to our commitment on core ESG principles, such as supporting our communities, respecting human rights and protecting the environment; compliance with our Code of Ethics is taken into account in connection with incentive compensation determinations

2016

•   Separated the roles of Chair and CEO and amended our By-Laws to require that the Chair be an independent director

•   Amended our Corporate Governance Guidelines in late 2016 and early 2017 to reflect changes made in the Board’s leadership structure and specify certain duties of the independent Chair

•   Board took actions beginning in 2016 and early 2017 to promote executive accountability, resulting in a total compensation impact of over $180 million

2015

•   Adopted proxy access in December 2015 allowing an eligible shareholder (or a group of up to 20 shareholders) who has owned 3% of the Company’s stock for 3 years to nominate up to the greater of 2 directors and 20 percent of the Board, subject to the terms and conditions in the Company’s By-Laws

•   Added two new directors (Betsy Duke and Suzanne Vautrinot) and enhanced the qualifications and experience represented on our Board through these composition changes, including financial services, risk management, regulatory, and cyber security experience

•   Increased oversight of political and lobbying activities and spending, including by increasing management reporting to the Corporate Responsibility Committee on political and lobbying activities

•   Enhanced proxy statement disclosures about Board and committee self-evaluations, Board succession planning, and the experience of our directors – additional enhancements continue to be made to our disclosures in these areas each year

•   Enhanced Board self-evaluation process to include candid one-on-one discussions with each director

2014

•   Adopted express prohibitions on pledging of the Company’s equity securities by directors and executive officers

•   Enhanced Board self-evaluation process by encouraging directors to provide feedback on the individual contributions of directors to the Board and its committees

•   Increased the director retirement age to 72 with the understanding, as disclosed in our 2015 proxy statement, that directors may not necessarily serve until their retirement age

•   Enhanced independent Board leadership responsibilities to include facilitating the Board’s review and consideration of shareholder proposals

•   Expanded our political activities and lobbying disclosure on our website to include information about national and regional trade groups receiving more than $25,000 in dues from the Company (previously only disclosed amounts more than $100,000)

Wells Fargo & Company    2018 Proxy Statement      17

Corporate Governance

STRONG INDEPENDENT BOARD LEADERSHIP

Our Board Leadership Structure

During 2016, taking into account feedback from our investors, our Board made changes in its leadership structure to:

•	Separate the roles of Chair and CEO

•	Amend our Company’s By-Laws and its Corporate Governance Guidelines to require that the Chair of the Board be independent

In August 2017, the Board elected Elizabeth A. (“Betsy”) Duke, former member of the Federal Reserve Board of Governors, to succeed Stephen W. Sanger as independent Chair effective January 1, 2018. Ms. Duke previously served as independent Vice Chair of the Board from October 2016 to December 2017.

Ms. Duke has a strong leadership background, is actively engaged as Chair on Board matters, and works closely with the CEO. She has extensive financial services and regulatory experience and brings a fresh perspective as a more recently elected director. Ms. Duke frequently interacts with Mr. Sloan and other members of management to provide her perspectives on important issues facing our Company and the informational needs of our Board. She also communicates with the chairs of each of the Board’s committees and subcommittees and with the other independent directors both inside and outside of the Board’s normal meeting schedule to discuss Board and Company issues as they arise.

Meet Betsy Duke, Chair of Wells Fargo’s Board of Directors

•   Member of Wells Fargo’s Board since February 2015

•   First female Chair of a large U.S. financial institution

•   Member of the Risk Committee, Governance and Nominating Committee, Credit Committee, and Finance Committee

•   Former member of the Board of Governors of the Federal Reserve Board

•   Former teller and former community bank executive, including chief operating officer and chief executive officer roles

•   Consumer focus, including through her prior service as Chair of the Federal Reserve’s Committee on Consumer and Community Affairs

“I am honored to serve as Chair of our Board and to lead the Board in its continuing efforts to strengthen and enhance our governance and oversight over the Company’s risk management practices. During 2017, we made necessary changes to Board and committee composition, committee oversight responsibilities, and management reporting to the Board. The feedback I have received directly from our investors and other stakeholders has informed many of the changes we have made.”

ANNUAL INDEPENDENT CHAIR SELECTION

Our Board’s Governance and Nominating Committee is responsible for periodically evaluating our Board’s leadership structure and, based on the recommendation of the GNC, our Board selects the Chair of the Board annually and may elect a Vice Chair to assist the Chair from among its members.

Our Board believes that having strong independent Board leadership in the form of an independent Chair, with clearly defined authority and responsibilities shown in the chart below, provides enhanced independent leadership and oversight for our Company and our Board. The separation of the CEO and Chair positions allows Ms. Duke to focus on governance of our Board (including Board composition and the recruitment of new directors, Board meeting schedule and agenda setting, Board committee succession planning, Board committee responsibilities, managing the information flow and management reporting to the Board, investor engagement and outreach on governance matters, and our relationships with our regulators), and allows Mr. Sloan to focus his attention on our business and strategy, including restoring the trust of our customers, team members, and other stakeholders.

18      Wells Fargo & Company    2018 Proxy Statement

Corporate Governance

Area of Responsibility	Authority and Responsibilities of Independent Board Chair
Board Agendas and Information

•  Approving Board meeting agendas and schedules

•  Working with committee chairs to have coordinated coverage of Board responsibilities

•  Facilitating communication between the Board and senior management, including advising the CEO and other members of senior management of the Board’s informational needs and approving the types and forms of information sent to the Board

Board Meetings and Executive Sessions	• Presiding at meetings and executive sessions of the Board • Calling and chairing special meetings of the Board and executive sessions or meetings of non-management or independent directors
Board Communications and External Stakeholders

•  Serving as the principal liaison among the independent directors, and between the independent directors and the CEO and other members of senior management

•  Facilitating effective communication between the Board and shareholders

•  Facilitating the Board’s review and consideration of shareholder proposals

•  Serving as an additional point of contact for the Company’s primary regulators

•  Presiding over each meeting of shareholders

Board Composition and Membership	• Evaluating potential Board candidates and making director candidate recommendations to the GNC • Working with committee chairs to oversee coordinated coverage of Board responsibilities
Advisory Role	• Serving as an advisor to the CEO
CEO Performance Evaluation	• Participating, along with other directors, in the performance evaluation of the CEO
Ethics	• Setting the ethical tone for the Board and reinforcing a strong ethical culture
Company Strategy

•  Reinforcing the expectation for all Board members to stay informed about the strategy and performance of the Company

•  Leading the Board’s review of the Company’s strategic initiatives and plans and discussing the implementation of those initiatives and plans with the CEO

External Advisors	• Recommending the retention of advisors or consultants who report directly to the Board

Although the CEO’s performance evaluation is led by the Chair of the HRC, the Chair of our Board also has an important role in the evaluation, which is a multi-step process involving, among other things, individual director feedback and Board discussions regarding the CEO’s performance and discussions with the CEO regarding his assessment of his own performance. Ms. Duke participates, along with other directors, in the CEO performance evaluation and in the Board’s review of management succession and development plans. Her participation in those processes helps her evaluate the most effective Board leadership structure for our Company. In addition, Ms. Duke’s participation in our Company’s investor engagement program, engagement with our regulators, and leadership role with our external Stakeholder Advisory Council and facilitating our Board’s review and consideration of shareholder proposals provide her with valuable insight into the views of our investors and other stakeholders regarding our Company’s corporate governance practices, including its Board leadership structure. Our Board believes that these and the other activities of the independent Chair serve to enhance the independent leadership of our Board in order to provide robust oversight and promote overall Board effectiveness.

ADDITIONAL INDEPENDENT BOARD LEADERSHIP

In addition to an independent Chair, our Board has a significant majority of independent directors (11 of the 12 director nominees are independent under the Director Independence Standards) and independent Board committees. James H. Quigley, Chair of the A&E Committee, serves as independent Chairman of Wells Fargo Bank, N.A., our Company’s principal banking subsidiary.

Highlights of Strong, Independent Company and Bank Board Leadership Structures

Independent Board Chair	Independent Chair of Wells Fargo Bank Board	92% of director nominees are independent	100% of independent director nominees have tenure of 10 years or less	55% of independent director nominees have tenure less than 3 years	Chairs and members of all Board Committees are independent

Wells Fargo & Company    2018 Proxy Statement      19

Corporate Governance

MANAGEMENT SUCCESSION PLANNING AND DEVELOPMENT

A primary responsibility of our Board is identifying and developing executive talent at our Company, especially the CEO and other senior leaders of our Company. Continuity of excellent leadership at all levels of our Company is part of our Board’s mandate for delivering superior performance to shareholders. Toward that goal, the executive talent development and succession planning process is integrated into our Board’s annual activities.

Our Board has assigned to the HRC, as set forth in its charter, the responsibility to oversee our Company’s talent management and succession planning process, including CEO evaluation and succession planning. Our Corporate Governance Guidelines require that the CEO and management annually report to the HRC and our Board on succession planning (including plans in the event of an emergency) and management development. Our Board’s Corporate Governance Guidelines also require that the CEO and management provide the HRC and Board with an assessment of persons considered potential successors to certain senior management positions at least once each year.

Management and our Board take succession planning very seriously and while the Corporate Governance Guidelines require an annual review, the process for management development and succession planning occurs much more frequently.

Summer	Fall	Winter

HRC Annually Reviews Talent Management and Succession Planning

•   The CEO and Human Resources executives collaborate with the HRC to prepare and evaluate management development and succession plans, and the HRC reports to the full Board on its reviews

•   The HRC conducts an in-depth review of talent management and succession plans and provides input and feedback, typically in July of each year

Full Board Annually Reviews Talent Management and Succession Planning

•   The full Board conducts an in-depth review of talent management and succession plans in executive session and provides input and feedback, typically in November of each year

Board Self-Evaluation Process Includes An Assessment of Talent Management and Succession Planning Processes

•   As discussed under Comprehensive Annual Evaluation of Board Effectiveness, the Board assesses CEO and management talent development and succession planning processes, including diversity and inclusion, each year as part of its evaluation of the Board’s effectiveness

Ongoing Interactions Throughout the Year between Management, the HRC, our Chair, and our Board

•   Management also regularly identifies high potential executives for additional responsibilities, new positions, promotions, or similar assignments to expose them to diverse operations within our Company, with the goal of developing well-rounded, experienced, and discerning senior leaders

•   Identified individuals are often positioned to interact more frequently with our Board so that directors may gain familiarity with these executives as part of our talent management and succession planning process

Key Results of Our Management Succession Planning Since 2016

During 2017, the Company made certain senior management changes which reflect our thoughtful management succession planning process, including naming:

•	C. Allen Parker, previously managing partner with the law firm of Cravath, Swaine & Moore LLP, as General Counsel in March 2017

•	Jonathan G. Weiss, formerly head of Wells Fargo Securities, LLC, as head of Wealth and Investment Management, in July 2017 following the retirement of David M. Carroll

•	Mary T. Mack as the head of Consumer Lending, in addition to her role as head of Community Banking, in December 2017

As part of our Board’s and management’s transformation efforts, our Company also identified specific needs and hired external talent to strengthen our Company’s capabilities in various areas including by hiring:

•	Sarah Dahlgren, a former Partner at McKinsey & Company in their risk practice, and previously a 25-year veteran of the Federal Reserve Bank of New York, as head of Regulatory Relations (new position), effective March 2018

•	Mike Roemer, a 27-year financial services veteran who most recently served as group head of Compliance for Barclays, as Chief Compliance Officer, effective January 2018

•	Mark D’Arcy, previously global head of Operational Risk at State Street, as Chief Operational Risk Officer, effective February 2017

•	More than 2,000 new team members hired externally into Risk Management in 2016 and 2017

20      Wells Fargo & Company    2018 Proxy Statement

Corporate Governance

BOARD REFRESHMENT AND COMPOSITION

Board Succession Planning

Over the past year, our Board’s succession planning focused primarily on the composition of our Board and its committees, upcoming retirements under our director retirement policy, succession plans for committee chairs, our commitment to Board diversity, and recruiting strategies for adding new directors. In its succession planning, the GNC and our Board consider the results of our Board’s annual self-evaluation, as well as other appropriate information, including the types of skills and experience desirable for future Board members and the needs of our Board and its committees at the time in light of the Company’s strategy and risk profile.

•	Thoughtful, Deliberate Board Refreshment Process. The Board’s refreshment actions reflect a thoughtful and deliberate process that was informed by our Company’s engagement with shareholders and other stakeholders as well as the Board’s annual self-evaluation and director nomination processes.

•	Appropriately Balance Experience and Perspectives While Ensuring an Orderly Transition. Our Board has taken care as part of its Board refreshment process to appropriately balance new perspectives and the experience of existing directors while undergoing an orderly transition of roles and responsibilities on the Board and its committees.

•	Importance of Board Diversity. In addition, our Board continues to focus on the importance of maintaining Board diversity (both gender and ethnic); three of the six new directors who joined our Board in 2017 and 2018 are women and two of those new directors are ethnically diverse.

DIRECTOR TENURE AND RETIREMENT AGE POLICIES
No Term Limits; Appropriate Balance of Skills, Knowledge, Experience, and Perspectives

•   In February 2018, our Board amended its Corporate Governance Guidelines to better reflect its recognition of the importance of periodic Board refreshment and maintaining an appropriate balance of tenure, experience, and perspectives on the Board.

•   The Board values the contributions of both newer perspectives as well as directors who have developed extensive experience and insight into the Company, and as a result does not believe arbitrary term limits are appropriate.

•   The Board believes that directors should not have an expectation of being renominated annually and that the Board’s annual self-evaluation is a key component of its director nomination process.

•   In connection with the Board’s annual self-evaluation and director nomination processes, the Board considers at least annually upcoming retirements under its director retirement policies, the average tenure and overall mix of individual director tenures of the Board, the overall mix of the diverse skills, knowledge, experience, and perspectives of directors, each individual director’s performance and contributions to the work of the Board and its committees, the personal circumstances and other time commitments of directors, along with other factors the Board deems appropriate.

Director Retirement Age of 72

•   Our Board established the retirement age of 72 for directors with the understanding that directors may not necessarily serve until their retirement age.

•   Our Board’s retirement age policy is intended to facilitate our Board’s recruitment of new directors with appropriate skills, experience, and backgrounds and provide for an orderly transition of leadership on our Board and its committees.

Wells Fargo & Company    2018 Proxy Statement      21

Corporate Governance

Board Refreshment and Board Size

The Board has made changes to its composition that resulted from a thoughtful process informed by the Board’s comprehensive self-evaluation and director nomination processes and feedback received from the Company’s engagement with shareholders and other stakeholders. As part of Board succession planning, the Board will seek to add new directors that complement the overall skills and capabilities of the Board in ways identified through the Board’s self-evaluation. Although the Board’s size may fluctuate in the near term as it recruits new directors, the Board expects that its size will settle over time toward the lower end of its recent historical range of 14 to 16 directors. As always, gender and ethnic diversity remain a priority for the Board in its director recruitment efforts.

BOARD REFRESHMENT PROCESS RESULTS SINCE 2015

Board Composition Snapshot

•  12 director nominees; 11 are independent

•  Highly qualified directors with a diverse mix of qualifications, skills, and experience consistent with the Company’s strategy and risk profile

•  6 new directors elected in 2017 with key areas of expertise, which reflects our Board’s efforts to bring fresh perspectives to our Board while at the same time maintaining an appropriate balance of longer-term experience

•  6 of 12 director nominees are women or ethnically diverse

22      Wells Fargo & Company    2018 Proxy Statement

Corporate Governance

Board Qualifications and Experience

MINIMUM QUALIFICATIONS

Our Board has identified the following minimum qualifications for its directors:

Character and Integrity	Must be an individual of the highest character and integrity
CEO / Leadership Experience

Demonstrated breadth and depth of management and/or leadership experience, preferably in a senior leadership role such as CEO, president, or partner, in a large or recognized organization or governmental entity

Financial Literacy or Other Relevant Professional or Business Experience	Financial literacy or other professional or business experience relevant to an understanding of our Company and its business
Independence and Constructive Collegiality	Must have a demonstrated ability to think and act independently as well as the ability to work constructively in a collegial environment

Our Board believes that CEO or other senior management and/or leadership experience provides our directors with substantial experience relevant to serving as a director of our Company, including in many of the areas discussed below that our Board views as important when evaluating director nominees.

Our Board believes that each of our nominees satisfies our director qualification standards and during the course of their business and professional careers as a chief executive officer or other senior leader has acquired extensive executive management experience in these and other areas.

ADDITIONAL QUALIFICATIONS AND EXPERIENCE IDENTIFIED BY OUR BOARD AS IMPORTANT TO OUR COMPANY, STRATEGY, AND OPERATIONS

The GNC and our Board desire that the Board as a whole has an appropriate balance of skills, knowledge, experience, and perspectives that are relevant to our Vision, Values, and Goals. Recent changes made to our Board are representative of the Board’s commitment to refreshment and focus on Board diversity. The Board recruited new directors during 2017 to complement and enhance the existing skills and experience of our Board in specific areas which were identified by our Board through its annual self-evaluation process. For more information on the Board’s comprehensive self-evaluation process, see Comprehensive Annual Evaluation of Board Effectiveness. Additional qualifications and experience that our Board has identified as desirable in light of Wells Fargo’s business and strategy include:

Wells Fargo & Company    2018 Proxy Statement      23

Corporate Governance

CURRENT BOARD QUALIFICATIONS AND EXPERIENCE

The following chart reflects areas of qualifications and experience that our Board views as important when evaluating director nominees. The GNC and our Board believe that each director nominee brings to our Board his or her own unique background and range of expertise, knowledge, and experience, including as a result of his or her valued service on our Board and its committees, that provide our Board as a whole with an appropriate and diverse mix of qualifications, skills, and attributes necessary for our Board to fulfill its oversight responsibility to our Company’s shareholders. Additional information on the business experience and other skills and qualifications of each of our director nominees is included under Item 1 – Election of Directors. Each director also contributes other important skills, expertise, experience, and personal attributes to our Board that are not reflected in the chart below.

Baker Chen Clark Craver Dean Duke Hernandez James Morris Peetz Peña Pujadas Quigley Sargent Sloan Vautrinot Qualifications and Experience Financial Services Industry Accounting, Financial Reporting                Risk Management                Human Capital Management Strategic Planning, Business Development, Business Operations Information Security, Cybersecurity Technology Consumer, Marketing, Digital Corporate Governance, Management Succession Planning Environmental, Social, and Governance (ESG), Community Affairs Government, Public Policy, Regulatory Global Perspective, International Legal Additional Qualifications and Information FRB Risk Expertise    Audit Committee Financial Expert Other Public Boards 1 2 1 1 1 0 2 1 1 1 1 0 2 2 0 2 Board Tenure and Diversity Tenure 9 11 0 0 12 3 15 9 0 1 6 0 4 1 1 3 Age 69 62 64 66 67 65 62 69 55 62 70 56 66 62 57 58 Gender M M F M M F M M F F M M M M M F African-American/Black Asian, Hawaiian, or Pacific Islander Latino/Hispanic TOTAL DIRECTORS WITH THE PARTICULAR QUALIFICATIONS AND EXPERIENCE (OUT OF 16 DIRECTORS) 6 3 8 5 12 5 5 10 3 12 6 4 Financial Services Industry Accounting, Financial Reporting Risk management Human capital management Strategic Planning, Business Development, Business Operations Information Security, Cybersecurity, Technology Consumer, Marketing, Digital Corporate Governance, Management Succession Planning Environmental, Social, and Governance (ESG), Community Affairs Government, Public Policy, Regulatory Global Perspective International Legal

24      Wells Fargo & Company    2018 Proxy Statement

Corporate Governance

Importance of Board Diversity

Although the GNC does not have a separate policy specifically governing diversity, as described in the Corporate Governance Guidelines and its charter the GNC will consider, in identifying first-time candidates or nominees for director, and in evaluating individuals recommended by shareholders, the current composition of our Board in light of the diverse communities and geographies we serve and the interplay of the candidate’s or nominee’s experience, education, skills, background, gender, race, ethnicity, and other qualities and attributes with those of the other Board members. The GNC also incorporates this broad view of diversity into its director nomination process by taking into account all of the factors above, in addition to having a diverse candidate pool for each director search the Board undertakes, when evaluating and recommending director nominees to serve on our Board so that our Board’s composition as a whole appropriately reflects the current and anticipated needs of our Board and our Company.

In implementing its practice of considering diversity, the GNC may place more emphasis on attracting or retaining director nominees with certain specific skills or experience, such as industry, regulatory, operational, or financial expertise, depending on the circumstances and the composition of our Board at the time. Gender, race, and ethnic diversity also have been, and will continue to be, a priority for the GNC and our Board in its director nomination process because the GNC and our Board believe that it is essential that the composition of our Board appropriately reflects the diversity of our Company’s team members and the customers and communities they serve.

The GNC believes that it has been successful in its efforts over the years to promote gender, race, and ethnic diversity on our Board. It is a reflection of our long-standing commitment to Board diversity that many of our longest-serving directors, including directors who retired or are retiring from our Board in 2016-2018, are diverse. In addition, three of the six new directors who joined our Board in 2017 and 2018 are women and two of those new directors are ethnically diverse. The GNC and our Board believe that our 12 director nominees for election at our 2018 annual meeting bring to our Board a variety of different backgrounds, skills, professional and industry experience, and other personal qualities, attributes, and perspectives that contribute to the overall diversity of our Board. The charts below show the diversity of our 12 director nominees. The Board expects to maintain its focus on the importance of Board diversity as well as desired qualifications and experience identified by the Board in future director recruitment efforts.

The GNC and our Board will continue to monitor the effectiveness of their practice of considering diversity through assessing the results of any new director search efforts, and through the GNC’s and our Board’s annual self-evaluation processes in which directors discuss and evaluate the composition and functioning of our Board and its committees.

OVERALL GENDER AND ETHNIC DIVERSITY OF BOARD 6 OF 12 Director Nominees are Women OR ETHNICALLY DIVERSE GENDER DIVERSITY OF BOARD 5 OF 12 Director Nominees are Women AGE DIVERSITY OF BOARD AVG 62 YEARS OLD <60 60 to 65 66+

Wells Fargo & Company    2018 Proxy Statement      25

Corporate Governance

ITEM 1 – ELECTION OF DIRECTORS

Our Board understands the critical role it plays in protecting and serving the interests of shareholders and meeting the expectations of our regulators and other stakeholders. This has been reflected in every change our Board has made over the past year to its composition and practices, including many that reflect valuable feedback we have received from investors and other stakeholders. Our Board believes that it has the right mix of professional experiences and diverse perspectives as reflected in the chart below to provide effective oversight and governance of our Company and management. See Board Refreshment and Composition for more information about our Board.

Director Nominees for Election

Below we provide information about our Board’s nominees, including their age and the month and year in which they first became a director of our Company, their business experience for at least the past five years, the names of publicly-held companies (other than our Company) where they currently serve as a director or served as a director during the past five years, and additional information about the specific experience, qualifications, skills, or attributes that led to our Board’s conclusion that each nominee should serve as a director of our Company.

Our Board has set 12 directors as the number to be elected at the annual meeting and has nominated the individuals named below. All nominees are currently directors of Wells Fargo & Company and have been previously elected by our shareholders, except for Celeste A. Clark, Theodore F. Craver, Jr., and Maria R. Morris (each elected effective January 1, 2018), and Juan A. Pujadas (elected effective September 1, 2017). Each of Mses. Clark and Morris and Messrs. Craver and Pujadas is standing for election by our shareholders for the first time at the annual meeting. John S. Chen, Lloyd H. Dean, Enrique Hernandez, Jr. and Federico F. Peña, each a current director, are not standing for re-election and will retire from our Board at the 2018 annual meeting. Our Board has determined that each nominee for election as a director at the annual meeting is an independent director, except for Timothy J. Sloan, as discussed under Director Independence. Directors are elected to hold office until our next annual meeting and until their successors are elected and qualified. All nominees have told us that they are willing to serve as directors. If any nominee is no longer a candidate for director at the annual meeting, the proxy holders will vote for the rest of the nominees and may vote for a substitute nominee in their discretion, or our Board may reduce its size. In addition, as described under Director Election Standard, each of the nominees has tendered his or her resignation as a director in accordance with our Corporate Governance Guidelines to be effective only if he or she fails to receive the required vote for election to our Board and our Board accepts the resignation.

Item 1 – Election of Directors Our Board recommends that you vote FOR each of the director nominees below for a one year term.

26      Wells Fargo & Company    2018 Proxy Statement

Corporate Governance

John D. Baker II Age: 69 Director since: January 2009 Other Current Public Company Directorships: FRP Holdings, Inc. Committees: Audit and Examination, Corporate Responsibility, Credit (Chair)

Qualifications and Experience

•  Leadership, Governance, Succession Planning. As the CEO or chairman of two public companies during the past 20 years, including a company involved in real estate activities, Mr. Baker brings leadership, governance, and executive management experience to our Board.

•  Strategic Planning, Business Development, Business Operations. Mr. Baker has led or founded several public and private companies doing business in the Southeast, including as the lead investor and senior advisor for a private equity firm, and his business development skills and deep knowledge of the business climate in the Southeast provide unique insight into the operating environment of some of our Company’s largest banking markets.

•  Financial Acumen. Mr. Baker has extensive financial management expertise that he gained as a CEO or chairman and as a past member of the audit committees of two other public companies.

•  Legal, Risk Management, and Other Capabilities. Mr. Baker has a law degree from the University of Florida School of Law, and his experience as a lawyer and former member of the board of a large public utility company also contribute important risk management, regulatory oversight, and public policy skills to our Board.

Mr. Baker has served as Executive Chairman since October 2010 and chief executive officer since March 2017 of FRP Holdings, Inc. (formerly Patriot Transportation Holding, Inc.), a real estate company located in Jacksonville, Florida. He served as President and Chief Executive Officer of Patriot from February 2008 until October 2010. He served as President from May 1989, and Chief Executive Officer from February 1996 of Florida Rock Industries, Inc., Jacksonville, Florida until November 2007. Mr. Baker also currently serves as Chairman of Panadero Aggregates Holdings, LLC, a construction aggregates company located in Jacksonville, Florida, and a senior advisor for Brinkmere Capital Partners, LLC, a private equity firm.

Mr. Baker was formerly a director of Texas Industries, Inc. and Patriot Transportation Holding, Inc.

Celeste A. Clark Age: 64 Director since: January 2018 Other Current Public Company Directorships: The Hain Celestial Group, Inc. Committees: Corporate Responsibility, Credit

Qualifications and Experience

•  Leadership, Consumer, Global Perspective. As a former member of the global executive management team at Kellogg Company, Dr. Clark has extensive executive management and consumer retail experience having led the development and implementation of health, nutrition, and regulatory science initiatives and worked across 180 global markets to ensure consistency in approach and implementation within regulatory guidelines.

•  ESG, Community Affairs, Public Policy. She brings insights on social responsibility matters to our Board as a trustee of the W.K. Kellogg Foundation, one of the largest philanthropic foundations in the U.S., a former Sr. VP of Global Public Policy and External Relations and Chief Sustainability Officer at Kellogg, and President of the Kellogg Company 25-year Employees’ Fund, Inc.

•  Corporate Governance. Dr. Clark’s experience as the former chair of the governance and nominating committees of AdvancePierre Foods and AAA Michigan (travel, road service, and insurance business) contribute important corporate governance, risk management, and corporate strategy insights to our Board.

•  She holds a Bachelor of Science degree from Southern University, a Master of Science from Iowa State University, and a Ph.D. from Michigan State University, and is an adjunct professor at Michigan State University.

Dr. Clark has served as a principal of Abraham Clark Consulting, LLC, Battle Creek, Michigan (health and regulatory policy consulting firm) since 2011. She was Sr. VP of Global Public Policy and External Relations from 2010 and Chief Sustainability Officer from 2008 of Kellogg Company, Battle Creek, Michigan, (food manufacturing company) until 2011.

Dr. Clark was formerly a director of AdvancePierre Foods Holdings, Inc., Diamond Foods, Inc., Mead Johnson Nutrition Company, and Omega Protein Corporation.

Wells Fargo & Company    2018 Proxy Statement      27

Corporate Governance

Theodore F. Craver, Jr. Age: 66 Director since: January 2018 Other Current Public Company Directorships: Duke Energy Corporation Committees: Audit and Examination, Finance

Qualifications and Experience

•  Leadership, Regulatory, Risk Management, Information Security, Strategic Planning, Business Operations, Management Succession Planning. Mr. Craver has acquired extensive executive management, corporate governance, risk management, and information security experience in highly regulated industries from his service in senior management positions at Edison (a regulated utility company) and First Interstate.

•  Financial Acumen, Financial Reporting. His service as the CFO and treasurer of Edison, corporate treasurer of First Interstate and CFO of First Interstate’s wholesale banking subsidiary, and audit committee chair of Duke Energy Corporation provide him with extensive financial experience.

•  Financial Services. As a former corporate treasurer of First Interstate and a chief financial officer of First Interstate’s wholesale banking subsidiary with 23 years of experience in the banking industry, he brings an understanding of our industry and insights relevant to our businesses to our Board.

•  Other Capabilities. Mr. Craver serves on the Federal Reserve Bank of San Francisco’s Economic Advisory Council.

•  He holds a Bachelor of Arts degree and a Master of Business Administration degree from the University of Southern California.

Mr. Craver served as President from April 2008 until May 2016 and Chairman and CEO from August 2008 until his retirement in September 2016 of Edison International (Edison), Rosemead, California (electric utility holding company). Prior to joining Edison in 1996, Mr. Craver served as executive vice president and corporate treasurer of First Interstate Bancorp (First Interstate), a predecessor company of Wells Fargo. He also served as chairman of both the electric utility trade group, Edison Electric Institute (June 2014 to June 2015) and the industry’s technology research arm, the Electric Power Research Institute (April 2011 to April 2012).

Mr. Craver was formerly a director of Edison and Health Net, Inc.

Elizabeth A. Duke Age: 65 Director since: January 2015 Independent Chair Other Current Public Company Directorships: None Committees: Credit, Finance, Governance and Nominating, Risk

Qualifications and Experience

•  Leadership, Financial Services, Government, Regulatory, Risk Management, Corporate Governance, Public Policy. As a former member of the Federal Reserve Board of Governors, Ms. Duke has broad experience and knowledge of the U.S. financial system, financial regulation, and economic and public policy, and governance matters.

•  Financial Acumen, Financial Services Risk Management, Consumer, Community Affairs. Ms. Duke’s service as a Federal Reserve Governor during a critical time for the U.S. economy and banking system and focus on consumer regulation and protection in that role provides her with experience identifying, assessing, and managing risk exposures of financial firms such as our Company, and a unique understanding of risks and opportunities that contribute important consumer, community affairs, and risk management experience to our Board.

•  Leadership, Financial Services, Strategic Planning, Business Development, Business Operations. She also brings extensive financial services and financial management experience to our Board as a result of various senior leadership roles leading banking operations in markets where our Company does business, including as chief operating officer of TowneBank, chief executive officer of Bank of Tidewater, and as a senior officer of SouthTrust Bank and Wachovia Bank, N.A., the last three of which banks along with Bank of Virginia Beach are now part of our Company.

•  Ms. Duke has an M.B.A. from Old Dominion University.

Ms. Duke has served as Chair of Wells Fargo’s Board of Directors since January 2018, and served as Vice Chair from October 2016 to December 2017. Ms. Duke served as a member of the Federal Reserve Board of Governors from August 2008 to August 2013, where she served as chair of the Federal Reserve’s Committee on Consumer and Community Affairs and as a member of its Committee on Bank Supervision and Regulation, Committee on Bank Affairs, and Committee on Board Affairs. From March 2014 to September 2015, she served as executive-in-residence at Old Dominion University, Norfolk, Virginia (higher education). Previously, she was chief operating officer of TowneBank from 2005 to 2008, and was an executive vice president at Wachovia Bank, N.A. (2004 to 2005), and at SouthTrust Bank (2001 to 2004), which was acquired by Wachovia in 2004. Ms. Duke also served as CEO of Bank of Tidewater, which was acquired by SouthTrust, and CFO of Bank of Virginia Beach.

28      Wells Fargo & Company    2018 Proxy Statement

Corporate Governance

Donald M. James Age: 69 Director since: January 2009 Other Current Public Company Directorships: The Southern Company Committees: Finance, Governance and Nominating (Chair), Human Resources

Qualifications and Experience

•  Leadership, Strategic Planning, Business Operations, Legal. Mr. James brings extensive leadership and executive management experience to our Board as the former chairman and CEO of Vulcan Materials Company where he also served in various senior management positions, including as president, chief operating officer, and general counsel.

•  Legal, Regulatory. Before joining Vulcan, Mr. James practiced law as a partner in a large law firm in Alabama and was a member of the firm’s Executive Committee, which also provides him with additional perspective in dealing with complex legal, regulatory, and risk matters affecting our Company.

•  Financial Acumen, Regulatory, Corporate Governance, Risk Management. As a former board member of Wachovia, SouthTrust Corporation (which was acquired by Wachovia), and Protective Life Corporation, Mr. James has substantial knowledge and experience in the banking and financial services industry, and his service as Lead Director and chairman of both the Governance Committee and Finance Committee of The Southern Company, a large public utility company, also brings important corporate governance, regulatory oversight, succession planning, financial management and business strategy experience to our Board.

•  Legal. Mr. James has an M.B.A from the University of Alabama and a law degree from the University of Virginia.

Mr. James served as Chairman and a director from 1997 until December 2015 and Chief Executive Officer from 1997 until July 2014 of Vulcan Materials Company, Birmingham, Alabama (construction materials).

Mr. James was formerly a director of Vulcan Materials Company.

Maria R. Morris Age: 55 Director since: January 2018 Other Current Public Company Directorships: S&P Global Inc. Committees: Human Resources, Risk

Qualifications and Experience

•  Leadership, Financial Services, Regulatory, Global Perspective/International. As a result of her 33 year career with MetLife, including service as the head of the Global Employee Benefits business and interim head of the U.S. Business, with responsibility for MetLife’s employee benefits business in more than 40 countries, including its relationships with multinational companies and distribution relationships with financial institutions, Ms. Morris brings extensive executive management and leadership experience at a large financial institution to our Board.

•  Financial Services Risk Management, Global Perspective/International. Ms. Morris’ experience in risk management, retail, and international matters, including addressing prior sales practices issues in the insurance industry, at a large financial institution adds an important perspective to our Board.

•  Technology, Business Operations, Consumer, Marketing, Human Capital Management. Her service as MetLife’s head of Global Technology and Operations and Chief Marketing Officer provides her with valuable insights into technology, operations, and marketing relevant to our industry and our businesses. Her operations and integration experience, including oversight of the successful integration of MetLife’s acquisition of American Life Insurance Company, provides her with a unique human capital management perspective.

•  She holds a Bachelor of Arts degree from Franklin & Marshall College.

Ms. Morris served as executive vice president and head of the Global Employee Benefits business from 2011 and interim head of the U.S. Business from 2016 until July 2017 of MetLife, Inc. (MetLife), New York, New York (global provider of life insurance, annuities, employee benefits and asset management). She was Chief Marketing Officer from April 2014 until January 2015 and executive vice president of Technology and Operations from January 2008 to September 2011.

Wells Fargo & Company    2018 Proxy Statement      29

Corporate Governance

Karen B. Peetz Age: 62 Director since: February 2017 Other Current Public Company Directorships: Ingersoll-Rand plc (effective April 4, 2018) Committees: Finance, Human Resources, Risk (Chair)

Qualifications and Experience

•  Leadership, Financial Services, Financial Services Risk Management, Regulatory, Human Capital Management, Business Development/Operations, Global Perspective. Ms. Peetz has 35 years of large-bank experience and, as the former President of BNY Mellon, she oversaw the bank’s global client management and regional management, its treasury services business, and its regulatory oversight and human resources functions. Before joining BNY Mellon, Ms. Peetz spent 16 years with JPMorgan Chase in various management, sales, and corporate lending positions.

•  Financial Services, Regulatory, Consumer, Financial Acumen, Regulatory, ESG. She brings to our Board significant insight into the financial services industry, including client services, and extensive expertise in financial management, risk management and the management of regulatory issues at large financial institutions as well as social responsibility experience from serving as executive sponsor of BNY Mellon’s corporate social responsibility program.

•  Other Capabilities. Her experience as a former chair of the board of trustees of Pennsylvania State University and as a trustee of Johns Hopkins University also provides her with experience in governance and related oversight issues. Ms. Peetz holds a Bachelor of Science from Pennsylvania State University and a Master of Science from Johns Hopkins University.

Ms. Peetz served as President of The Bank of New York Mellon Corporation, New York, New York (global financial services company) from January 2013 until her retirement in December 2016. She served as chief executive officer of BNY Mellon’s financial markets and treasury services group and vice chair from 2007 until December 2012. Ms. Peetz served in leadership positions at JPMorgan Chase & Co. and its predecessor companies prior to joining BNY Mellon in 1998.

Ms. Peetz was formerly a director of SunCoke Energy, Inc.

Juan A. Pujadas Age: 56 Director since: September 2017 Other Current Public Company Directorships: None Committees: Credit, Finance, Risk

Qualifications and Experience

•  Leadership, Financial Services, Financial Services Risk Management, Regulatory, Business Operations. Mr. Pujadas brings extensive executive management experience and expertise in risk management and the financial services industry to our Board as a result of his service in a wide range of leadership activities at PWC and PWCIL, including as vice chair, Global Advisory Services, leader of the U.S. Advisory practice, managing partner for Strategy and leader of the Global Risk Management Solutions practice for the Americas.

•  Information Security, Technology. His experience as a principal in the financial services industry practice provides him with an important perspective on risk management, information security, and technology in the financial services industry.

•  Financial Services Risk Management, Global Perspective/International. Mr. Pujadas brings further international experience in the financial services industry and insight into financial risk management to our Board as a result of his service as chief risk officer of Santander Investment, the international investment banking arm of Banco Santander from 1995 to 1998 and his service as a member of the executive committee of Santander Investment and the management committee of the commercial banking division of Banco Santander.

•  Technology, Other Capabilities. He holds a Bachelor of Science in Economics (BSE) in Finance and Bachelor of Applied Science (BAS) in Applied Science/Technology, with a concentration in Computer Science, from the University of Pennsylvania.

Mr. Pujadas served as vice chairman, Global Advisory Services of PricewaterhouseCoopers International Limited, London, United Kingdom (audit, financial advisory, risk management, tax, and consulting, the PricewaterhouseCoopers global network), from 2008 until his retirement in June 2016. He served as the leader of the U.S. Advisory practice of PricewaterhouseCoopers LLP (PWC) the U.S. member firm of PricewaterhouseCoopers International Limited (PWCIL), from 2003 to 2009.

30      Wells Fargo & Company    2018 Proxy Statement

Corporate Governance

James H. Quigley

Age: 66

Director since: October 2013

Other Current Public Company Directorships:

Hess Corporation, Merrimack Pharmaceuticals, Inc.

Committees: Audit and Examination (Chair), Credit, Risk

Qualifications and Experience

•  Leadership, Accounting, Financial Reporting, Risk Management. Mr. Quigley brings extensive leadership, accounting and financial reporting, auditing, and risk management experience to our Board. He served Deloitte for over 35 years in a wide range of leadership positions, including as CEO, and provided accounting, financial advisory, and consulting services to many of Deloitte’s leading clients in a range of industries.

•  Global Perspective/International, Strategic Planning, Regulatory, Corporate Governance. Mr. Quigley’s broad management experience running a global firm, as well as his experience advising diverse multinational companies operating in complex environments, provides a key perspective on business operations, strategic planning, risk, regulatory, and corporate governance matters. His service as a former trustee of the International Financial Reporting Standards Foundation and a former member of the Board of Trustees of The German Marshall Fund of the United States also provides valuable insight on international business affairs.

•  Corporate Governance. Mr. Quigley’s service as the non-executive chairman and a director of Hess Corporation provides additional corporate governance insights.

•  Accounting, Financial Reporting. He previously was a member of the U.S. Securities and Exchange Commission Advisory Committee on Improvements to Financial Reporting and numerous committees of the American Institute of Certified Public Accountants.

•  He earned a Bachelor of Science degree and honorary Doctorate of Business from Utah State University.

Mr. Quigley served as senior partner of Deloitte LLP, New York, New York (audit, financial advisory, risk management, tax, and consulting) from June 2011 until his retirement in June 2012, when he was named CEO Emeritus. Prior to his retirement, he served as CEO of Deloitte Touche Tohmatsu Limited (DTTL, the Deloitte global network) from June 2007 to June 2011, and as CEO of Deloitte LLP, the U.S. member firm of DTTL, from 2003 until 2007.

Ronald L. Sargent

Age: 62

Director since: February 2017

Other Current Public Company Directorships:

Five Below, Inc., The Kroger Co.

Committees: Audit and Examination, Governance and Nominating, Human Resources

Qualifications and Experience

•  Leadership, Corporate Governance, Management Succession Planning, Consumer, Marketing. As the former chairman and CEO of Staples, Inc., Mr. Sargent brings leadership, executive management, corporate governance, and consumer retail and marketing experience to our Board.

•  Marketing, Digital, Business Operations. He has over 35 years of retail experience and brings significant insight related to the transition toward more online and digital customer experiences.

•  Human Capital Management, Global Perspective/ International. His experience relating to the management of a large global workforce serving customers globally through a variety of channels is beneficial to our Company in light of our large workforce and diversified business model.

•  Financial Acumen, Strategic Planning. Mr. Sargent brings to our Board finance and business strategy experience as a result of his service at Staples and as the chair of the audit committee of The Kroger Co.

•  Consumer, Public Policy. As a current member of Kroger’s public responsibilities committee he also adds a perspective on public and social policy issues facing a large consumer retail business.

•  Mr. Sargent has an M.B.A. from Harvard Business School.

Mr. Sargent served as Chairman from March 2005 until January 2017 and Chief Executive Officer from February 2002 until June 2016 of Staples, Inc., Framingham, Massachusetts (business products retailer).

Mr. Sargent was formerly a director of Staples, Inc.

Wells Fargo & Company    2018 Proxy Statement      31

Corporate Governance

Timothy J. Sloan Age: 57 Director since: October 2016 Other Current Public Company Directorships: None

Qualifications and Experience

•  Leadership, Financial Services, Regulatory, Strategic Planning, Consumer, Digital. Mr. Sloan has served with our Company or its predecessors for 30 years in a variety of management and senior management positions and he brings to our Board tremendous experience and knowledge regarding the financial services industry, the regulatory environment for financial services companies, and our Company’s Consumer and Wholesale businesses.

•  Financial Reporting, Risk Management, Business Operations, Human Capital Management, Management Succession Planning. He has extensive leadership, financial, business strategy, and business operations experience, including through his prior roles as our Company’s Chief Financial Officer with responsibility for our financial management functions including controllers, financial reporting, asset liability management, treasury, investor relations, and investment portfolios; our Chief Operating Officer with responsibility for the operations of our four main business groups; and our Chief Administrative Officer with responsibility for managing Corporate Communications, Corporate Social Responsibility, Enterprise Marketing, Government Relations, and Corporate Human Resources.

•  Mr. Sloan has an M.B.A. in finance and accounting from the University of Michigan.

Mr. Sloan has served as our Company’s Chief Executive Officer and a director since October 2016, and President since November 2015. He also served as our Chief Operating Officer from November 2015 to October 2016, Senior Executive Vice President (Wholesale Banking) from May 2014 to November 2015, and our Senior Executive Vice President and Chief Financial Officer from February 2011 to May 2014.

Mr. Sloan was formerly a director of California Resources Corporation.

Suzanne M. Vautrinot Age: 58 Director since: February 2015 Other Current Public Company Directorships: Ecolab Inc., Symantec Corporation Committees: Corporate Responsibility, Credit, Risk

Qualifications and Experience

•  Leadership, Cybersecurity, Risk Management, Government, Business Operations. As a result of more than 30 years of service in various leadership and command roles in the United States Air Force, Ms. Vautrinot brings extensive space and cyber technology and operations expertise to our Board at a time when protecting financial institutions and the financial system from cyber threats is a top priority.

•  Global Perspective/International, Cybersecurity, Technology, Strategic Planning. In addition to her vast cyber expertise, Ms. Vautrinot has led large, complex, and global organizations, which brings operational, strategic, and innovative technology skills to our Board. She retired as a Major General and Commander, 24th Air Force, where she oversaw a multi-billion dollar cyber enterprise responsible for operating, extending, maintaining, and defending the Air Force portion of the Department of Defense global network.

•  Human Capital Management, Public Policy. As Commander, 24th Air Force, she led a workforce unit of approximately 14,000 military, civilian, and contractor personnel, which along with her other leadership roles and assignments in the United States Air Force, provides her with significant planning and policy, strategic security, and workforce development expertise.

•  Technology and Other Capabilities. She has a Bachelor of Science from the United States Air Force Academy, a Master of Science in systems management from the University of Southern California, and was a National Security Fellow at the John F. Kennedy School of Government at Harvard University. Ms. Vautrinot was elected a member of the National Academy of Engineering in 2017.

Ms. Vautrinot has served as President of Kilovolt Consulting Inc., San Antonio, Texas (a cyber security strategy and technology consulting firm) since October 2013. Ms. Vautrinot retired from the United States Air Force in October 2013 after 31 years of service. During her distinguished career with the United States Air Force, she served in a number of leadership positions including as Major General and Commander, 24th Air Force, Air Forces Cyber and Air Force Network Operations from April 2011 to October 2013, Special Assistant to the Vice Chief of Staff of the United States Air Force in Washington, D.C. from December 2010 to April 2011, Director of Plans and Policy, U.S. Cyber Command from May 2010 to December 2010 and Deputy Commander, Network Warfare, U.S. Strategic Command from June 2008 to December 2010, and Commander, Air Force Recruiting Service from July 2006 to June 2008. She has been awarded numerous medals and commendations, including the Defense Superior Service Medal and Distinguished Service Medal.

32      Wells Fargo & Company    2018 Proxy Statement

Corporate Governance

Director Election Standard and Nomination Process

DIRECTOR ELECTION STANDARD

Our By-Laws provide that directors will be elected using a majority vote standard in an uncontested director election (i.e., an election where, as of the record date, the only nominees are those nominated by our Board, such as at this meeting). Under this standard, a nominee for director will be elected to our Board if the votes cast for the nominee exceed the votes cast against the nominee. However, directors will be elected by a plurality of the votes cast in a contested election.

Under Delaware law, directors continue in office until their successors are elected and qualified or until their earlier resignation or removal. Our Corporate Governance Guidelines provide that our Board will nominate for election and appoint to fill Board vacancies only those candidates who have tendered or agreed to tender an advance, irrevocable resignation that would become effective upon their failure to receive the required vote for election and Board acceptance of the tendered resignation. Each director nominee named in this proxy statement has tendered an irrevocable resignation as a director in accordance with our Corporate Governance Guidelines, which resignation will become effective if he or she fails to receive the required vote for election at the annual meeting and our Board accepts his or her resignation.

Our Corporate Governance Guidelines also provide that the GNC will consider the tendered resignation of a director who fails to receive the required number of votes for election, as well as any other offer to resign that is conditioned upon Board acceptance, and recommend to our Board whether or not to accept such resignation. The GNC, in deciding what action to recommend, and our Board, in deciding what action to take, may consider any factors they deem relevant. The director whose resignation is under consideration will abstain from participating in any decision of the GNC or our Board regarding such resignation. If our Board does not accept the resignation, the director will continue to serve until his or her successor is elected and qualified. Our Board will publicly disclose its decision on the resignation within 90 days after certification of the voting results.

REFRESHING THE BOARD AND NOMINATING DIRECTORS

GNC Leadership of the Director Nomination Process

The GNC is responsible for leading the director nomination process, which includes identifying, evaluating, and recommending for nomination candidates for election as new directors and incumbent directors, regardless of who nominates a candidate for consideration. The goal of the GNC’s nominating process is to assist our Board in attracting and retaining competent individuals with the requisite leadership, executive management, financial, industry, and other expertise who will act as directors in the best interests of our Company and its shareholders. The GNC regularly reviews the composition of our Board in light of its understanding of the backgrounds, industry, professional experience, personal qualities and attributes, and various geographic and demographic communities represented by current members. As discussed above, the GNC also oversees our Board’s self-evaluation process.

Identification and Assessment of Director Candidates

The GNC identifies potential candidates for first-time nomination as a director through various sources, including recommendations it receives from the following:

•	Current and former Board members,

•	Third-party search firms,

•	Shareholders, and

•	Contacts in the communities we serve.

The GNC has the authority to engage a third party search firm to identify and provide information on potential candidates. A key objective of the GNC in connection with its identification of potential director candidates is to use multiple sources and actively seek out qualified women and ethnically diverse candidates in order to have a diverse candidate pool for each search the Board undertakes.

Juan A. Pujadas, who became a director in 2017, was identified and recommended to the GNC by a former non-management director of the Company. Celeste A. Clark, Theodore F. Craver, Jr., and Maria R. Morris, who became directors in 2018, were each identified and recommended by non-management directors of the Company to our former Chair for consideration by the GNC. In addition to identifying and providing information on a number of potential director candidates, a third party search firm reviewed and provided information about Mses. Clark and Morris and Messrs. Craver and Pujadas for review by the GNC and our Board.

When the GNC has identified a potential new director nominee, it obtains publicly available information on the background of the potential nominee to make an initial assessment of the candidate in light of the following factors:

•	Whether the individual meets our Board-approved minimum qualifications for director nominees described under Board Qualifications and Experience;

Wells Fargo & Company    2018 Proxy Statement      33

Corporate Governance

•   Whether there are any apparent conflicts of interest in the individual serving on our Board; and

•   Whether the individual would be considered independent under our Director Independence Standards, which are described under Director Independence.

In addition, as discussed under Comprehensive Annual Evaluation of Board Effectiveness, the GNC considers the results of the Board’s annual self-evaluation, including the individual contributions of directors to the work of the Board and its committees, in connection with its determination to nominate existing directors for election at each annual meeting of shareholders.

The GNC determines, in its sole discretion after considering all factors it considers appropriate, whether a potential new director nominee meets the Board’s minimum qualifications and also considers the composition of the entire Board taking into account the particular qualifications, skills, experience, and attributes that our Board believes are important to our Company such as those described under Board Qualifications and Experience.

If a candidate passes this initial review, the GNC arranges introductory meetings with the candidate and our Chair, the GNC Chair, and the CEO to discuss the candidate’s background and determine the candidate’s interest in serving on our Board. If determined appropriate by the Chair and GNC Chair and if the candidate is interested in serving on our Board, the GNC arranges additional meetings with members of the GNC and other members of our Board. The candidate also may meet with Company executives, including as part of the candidate’s consideration of potentially joining our Board. If our Board and the candidate are both still interested in proceeding, the candidate provides us additional information for use in determining whether the candidate satisfies the applicable requirements of our Corporate Governance Guidelines, Code of Ethics and Business Conduct, and any other rules, regulations, or policies applicable to members of our Board and its committees and for making any required disclosures in our proxy statement. Assuming a satisfactory conclusion to the process outlined above, the GNC then presents the candidate’s name for approval by our Board or for nomination for approval by the shareholders at the next shareholders’ meeting, as applicable.

Board Nomination Process

Process for Shareholders to Recommend Individuals for Consideration by the GNC

The GNC will consider an individual recommended by one of our shareholders for nomination as a new director. In order for the GNC to consider a shareholder-recommended nominee for election as a director, the shareholder must submit the name of the proposed nominee, in writing, to our Corporate Secretary at: Wells Fargo & Company, MAC# D1053-300, 301 South College Street, 30th Floor, Charlotte, North Carolina 28202. All submissions must include the following information:

•   The shareholder’s name and address and proof of the number of shares of our common stock he or she beneficially owns;

•   The name of the proposed nominee and the number of shares of our common stock he or she beneficially owns;

•   Sufficient information about the nominee’s experience and qualifications for the GNC to make a determination whether the individual would meet the minimum qualifications for directors; and

•   Such individual’s written consent to serve as a director of our Company, if elected.

Our Corporate Secretary will present all shareholder-recommended nominees to the GNC for its consideration. The GNC has the right to request, and the shareholder will be required to provide, any additional information with respect to the shareholder-recommended nominee as the GNC may deem appropriate or desirable to evaluate the proposed nominee in accordance with the nomination process described above.

Evaluation of Board Composition The GNC and the Board evaluate Board composition annually and identify skills, experience, and capabilities desirable for new directors Identification of Diverse Pool of Candidates Identification of a diverse pool of potential director candidates using multiple sources, including a third party search firm and input from stakeholders Assessment of and Meetings with Potential Candidates Evaluation and assessment of candidate interest, minimum qualifications, conflicts, independence, background and other information; Members of the GNC and other Board members meet with qualified candidates Recommendation for Approval GNC recommends potential directors to the Board for approval

34      Wells Fargo & Company    2018 Proxy Statement

Corporate Governance

Communicating with our Board

Shareholders and other interested parties may communicate with our Board, including our Board’s Chair or our non-employee or independent directors as a group, in the following ways:

•   Sending an e-mail to BoardCommunications@wellsfargo.com, or

•   Sending a letter to Wells Fargo & Company, P.O. Box 63750, San Francisco, California 94163.

Additional information about communicating with our directors and our Board’s process for reviewing communications sent to it or its members is provided on our website at https://www.wellsfargo.com/about/corporate/governance.

Director Orientation Process and Continuing Education

NEW DIRECTOR ORIENTATION

All new directors on our Board receive an orientation to the Company and training that is individually tailored, taking into account the director’s experience, background, education and committee assignments. Our new director orientation program is led by members of senior management, in consultation with the Chair of our Board and each of our new directors, and covers a review of our business groups, strategic plans, financial statements and policies, risk management framework and significant risks, regulatory matters, our internal and external auditors, corporate governance and key policies and practices (including our Code of Ethics and Business Conduct), as well as the roles and responsibilities of our directors. Orientation sessions are typically held in-person and also may include specific site visits.

ONGOING DIRECTOR TRAINING

The Board and its committees participate in and receive various forms of training and education throughout the year, including business update sessions; management presentations on the Company’s businesses, services, and products; and information on industry trends, regulatory developments, best practices, and emerging risks in the financial services industry. Other educational and reference materials on governance, regulatory, risk, and other relevant topics are regularly included in Board and committee meeting materials and maintained in an electronic library available to directors.

CONTINUING DIRECTOR EDUCATION

We also encourage our directors to attend outside director and other continuing education programs and make available to directors information on director education programs that might be of interest on developments in our industry, corporate governance, regulatory requirements and expectations, the economic environment, or other matters relevant to their duties as a director of our Company.

Director Independence

Our Corporate Governance Guidelines provide that a significant majority of the directors on our Board, and all members of the AEC, GNC, HRC, and Risk Committee must be independent under applicable independence standards. Each year our Board affirmatively determines the independence of each director and each nominee for election as a director. Under New York Stock Exchange (NYSE) rules, in order for a director to be considered independent, our Board must determine that the director has no material relationship with our Company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with our Company). To assist our Board in making its independence determinations, our Board adopted the Director Independence Standards appended to our Corporate Governance Guidelines. These Director Independence Standards consist of the NYSE’s “bright line” standards of independence as well as additional standards, known as categorical standards of independence, adopted by our Board. The Director Independence Standards are available on our website at: https://www.wellsfargo.com/about/corporate/governance.

Based on the Director Independence Standards, our Board considered information in early 2018 regarding banking and financial services, commercial, charitable, familial, and other relationships between each director, his or her respective immediate family members, and/or certain entities affiliated with such directors and immediate family members, on the one hand, and our Company, on the other, to determine the director’s independence. After reviewing the information presented to it and considering the recommendation of the GNC, our Board determined that, except for Timothy J. Sloan, who is a Wells Fargo employee, all current directors and director nominees (John D. Baker II, John S. Chen, Celeste A. Clark, Theodore F. Craver, Jr., Lloyd H. Dean, Elizabeth A. Duke, Enrique Hernandez, Jr., Donald M. James, Maria R. Morris, Karen B. Peetz, Federico F. Peña, Juan A. Pujadas, James H. Quigley, Ronald L. Sargent, and Suzanne M. Vautrinot) are independent under the Director Independence Standards, including the NYSE “bright line” standards of independence. Messrs. Chen, Dean, Hernandez, and Peña, each a current director, are not standing for re-election and will retire from our Board at the 2018 annual meeting. Our

Wells Fargo & Company    2018 Proxy Statement      35

Corporate Governance

Board determined, therefore, that 11 of our Board’s 12 director nominees are independent. The Board previously determined that Elaine L. Chao was an independent director prior to her resignation from our Board in January 2017, Susan E. Engel was an independent director prior to her retirement from our Board in April 2017, and each of Cynthia H. Milligan, Stephen W. Sanger, and Susan G. Swenson was an independent director prior to their retirement from our Board in December 2017.

In connection with making its independence determinations, our Board considered the following relationships, as well as the relationships with certain directors described under Related Person Transactions, under the Director Independence Standards and determined that all of these relationships satisfied the NYSE “bright line” standards of independence and were immaterial under our Board’s categorical standards of independence:

Banking and Financial Services Relationships

Our Company’s banking and other subsidiaries had ordinary course banking and financial services relationships in 2017 with certain of our directors, some of their immediate family members, and/or certain entities affiliated with such directors and their immediate family members, all of which were on substantially the same terms as those available at the time for comparable transactions with persons not affiliated with our Company and complied with applicable banking laws.

Business Relationships

Our Company and its subsidiaries purchase products or services in the ordinary course of business from wireless telecommunications carriers, including products and services provided to those carriers by BlackBerry Limited and our Company purchases software products and services from BlackBerry Limited, where John S. Chen is executive chairman and chief executive officer. The aggregate amount of payments made by our Company during 2017 to these carriers and to BlackBerry for the use of BlackBerry devices and other products and services did not exceed 1% of BlackBerry’s or our Company’s 2017 consolidated gross revenues.

Charitable Relationships

Our Company or its charitable foundation made charitable contributions during 2017 to a tax-exempt organization where Lloyd H. Dean is employed as an executive officer in an aggregate amount less than $150,000, which is less than 0.002% of Dignity Health’s 2017 consolidated gross revenues.

Other Relationships

Elizabeth A. Duke has outstanding pension and supplemental retirement plan balances with an aggregate actuarial present value of approximately $174,000 earned from her prior employment with SouthTrust Corporation and its successor, Wachovia Corporation, which employment ended in 2005. Our Company assumed these pre-existing obligations under the applicable plans following the Wachovia merger at the end of 2008.

Theodore F. Craver, Jr. has an outstanding pension balance with an aggregate actuarial present value of approximately $525,000 earned from his prior employment with First Interstate Bancorp, which employment ended when First Interstate was acquired by legacy Wells Fargo in April 1996.

No additional service-based contributions or accruals will be made to any of these plan balances. Payment of the plan balances is not conditioned on any future service or performance by Ms. Duke or Mr. Craver and are currently being made in accordance with the applicable plan documents.

36      Wells Fargo & Company    2018 Proxy Statement

Corporate Governance

OUR BOARD AND ITS COMMITTEES

Board and Committee Meetings; Annual Meeting Attendance

Directors are expected to attend all Board meetings and meetings of committees on which they serve. Directors also are expected to attend each annual shareholders’ meeting. All of the 15 nominees for director in 2017 attended our Company’s 2017 annual shareholders’ meeting.

Our Board held 14 meetings during 2017. Attendance by our Board’s current directors at meetings of our Board and its committees averaged 98.67% during 2017. Each current director who served as a director during 2017 attended at least 75% of the total number of 2017 meetings of our Board and committees on which he or she served. Our Board met in executive session without management present during 9 of its 2017 meetings. During 2017, our former independent Chairman, Stephen W. Sanger, chaired each of the executive sessions of the non-management and independent directors. Ms. Duke, our current independent Chair, now chairs all such executive sessions.

Committees of our Board

RECONSTITUTED KEY BOARD COMMITTEES AND ENHANCED RISK OVERSIGHT

As part of changes our Board has made to its composition, the Board continued to review committee oversight responsibilities and amended committee charters to restructure the Board’s oversight activities and enhance its oversight of risk, including conduct risk, compliance risk, operational risk, information security/cyber risk and technology risk. In addition, the Board reconstituted key Board committees, including the Risk Committee, Governance and Nominating Committee, and Human Resources Committee. Changes to committee leadership, membership, and oversight responsibilities included the following:

Committee	Key Membership Composition Changes	Changes in Oversight Responsibilities
Risk Committee

•   Appointed Karen Peetz as new Chair

•   Added 4 directors (Maria Morris, Karen Peetz, Juan Pujadas, and Suzanne Vautrinot)

•   Enhanced financial services, compliance, operational, cyber, and technology experience with new composition

•   Restructured Risk Committee membership to include qualifications and experience in specific risk areas

•  Federal Reserve Enhanced Prudential Standards require at least one member of the Risk Committee to have experience identifying, assessing, and managing risk exposures of large financial firms. The Board has determined that the Risk Committee includes 4 directors who have large financial institution risk management experience and other members with additional risk management experience in financial reporting, technology/cyber, and operational/physical security

•   Consolidated oversight of Corporate Risk and enterprise-wide risk management activities under Risk Committee

•   Moved oversight of complaints and complaints management to the Risk Committee in connection with its oversight of the activities of the Company’s Conduct Management Office (includes complaints, internal investigations, ethics, allegations, and sales practices oversight)

•   Established 2 new subcommittees of the Risk Committee to provide more focused oversight of:

1. Compliance risk, and

2. Technology, information security, and cyber risks as well as data governance and management

Governance and Nominating Committee	• Appointed Donald James as new Chair • Added 3 directors (Betsy Duke, Don James, and Ron Sargent)

•   Continues to oversee Board-level governance matters, including Board and committee composition

•   Oversees our preparation of a business standards review and report in addition to its other oversight responsibilities

Human Resources Committee	• Added 3 directors (Maria Morris, Karen Peetz, and Ron Sargent) • Appointed Ron Sargent as new Chair, effective April 24, 2018

•   Enhanced oversight responsibilities include human capital management, culture, and ethics

•   Continues to oversee our incentive compensation risk management program which was expanded to include a broader population of team members and incentive plans

Wells Fargo & Company    2018 Proxy Statement      37

Corporate Governance

Committee	Key Membership Composition Changes	Changes in Oversight Responsibilities
Audit & Examination Committee	• Added 2 directors (Ted Craver and Ron Sargent)	• Focused oversight on financial performance and reporting, the Company’s independent registered public accounting firm, our internal audit function, and regulatory activities
Corporate Responsibility Committee	• Added 2 directors (Celeste Clark and Suzanne Vautrinot) • Appointed Suzanne Vautrinot as new Chair, effective April 24, 2018	• Focused oversight on significant social and public responsibility matters of interest to the Company and its stakeholders and the Company’s relationships with its stakeholders
Credit Committee	• Appointed John Baker as new Chair • Added 2 directors (Celeste Clark and Juan Pujadas)	• Continues to oversee credit risk and related matters
Finance Committee	• Added 3 directors (Ted Craver, Karen Peetz, and Juan Pujadas) • Appointed Ted Craver as new Chair, effective April 24, 2018	• Consolidated oversight of resolution and recovery planning under the Finance Committee

CURRENT BOARD COMMITTEE MEMBERSHIP AND CHARTERS

Our Board has established seven standing committees: Audit and Examination, Corporate Responsibility, Credit, Finance, Governance and Nominating, Human Resources, and Risk. Our Board’s committees act on behalf of our Board and report on their activities to the entire Board. Our Board appoints the members and chair of each committee based on the recommendation of the GNC. The following table provides current membership information for each of our Board’s standing committees.

Name	AEC	CRC	Credit	Finance	GNC	HRC	Risk
John D. Baker II	•	•	Chair
John S. Chen						•
Celeste A. Clark		•	•
Theodore F. Craver, Jr.	•			•(*)
Lloyd H. Dean		•			•	Chair
Elizabeth A. Duke			•	•	•		•
Enrique Hernandez, Jr.		•		Chair			•
Donald M. James				•	Chair	•
Maria R. Morris						•	•
Karen B. Peetz				•		•	Chair
Federico F. Peña	•	Chair			•
Juan A. Pujadas			•	•			•
James H. Quigley	Chair		•				•
Ronald L. Sargent	•				•	•(*)
Suzanne M. Vautrinot		•(*)	•				•
Number of Members	5	6	6	6	5	6	7

• = Member

* = Successor as committee Chair, effective April 24, 2018

Our Board has adopted a charter for each standing Board committee that addresses its purpose, authority, and responsibilities and contains other provisions relating to, among other matters, membership and meetings. In its discretion each committee may form and delegate all or a portion of its authority to subcommittees of one or more of its members. As required by its charter, each committee annually reviews and assesses its charter’s adequacy and reviews its performance, and also is responsible for overseeing reputation risk related to its responsibilities. Committees may recommend charter amendments at any time, and our Board must approve any recommended charter amendments. Additional information about our Board’s seven standing committees, including their key responsibilities, appears below and a current copy of each committee’s charter is available on our website at: https://www.wellsfargo.com/about/corporate/governance.

38      Wells Fargo & Company    2018 Proxy Statement

Corporate Governance

BOARD COMMITTEE COMPOSITION AND OVERSIGHT RESPONSIBILITIES
Risk Committee (Risk)
Karen B. Peetz, Chair

“In 2017, the Board made significant changes to the way that it thinks about the role of the Risk Committee as well as the overall composition of the Risk Committee. We are focused on all key enterprise risks facing our business as well as oversight of the Corporate Risk Function and our independent risk management activities. In addition, we created two subcommittees to provide more focused oversight over the Company’s compliance risk, technology and information security/cyber risks, and data governance and management. The collective experience and knowledge of the new membership of the Risk Committee is a reflection of our focus on our key risks.”

Number of meetings in 2017: 10 (includes 4 joint meetings) Members: Peetz (Chair) Duke Hernandez Morris Pujadas Quigley Vautrinot Committee Qualifications and Experience:

Primary Responsibilities:

•   Approves and oversees our Company’s enterprise-wide risk management framework and structure, including through the approval of the risk management framework which outlines our Company’s approach to risk management and the policies, processes, and governance structures necessary to execute the risk management program, and approves the framework and policies for managing our key risk types;

•   Oversees the Corporate Risk function and the performance of the Chief Risk Officer, approves the appointment and compensation of the Chief Risk Officer, and monitors the effectiveness of our enterprise-wide risk program;

•   Annually recommends to our Board, and monitors adherence to, our risk appetite (or risk tolerance), and reviews our aggregate enterprise-wide risk profile and its alignment with our strategy and risk appetite;

•   Oversees operational risk, compliance risk (including annual compliance plan), financial crimes risk (Bank Secrecy Act and Anti-Money Laundering), information security risk (including cyber), technology risk, and data management and governance, and approves significant supporting operational risk, compliance, financial crimes, information security, and technology programs and/or policies, including our business continuity and regulatory compliance risk management programs and third party risk management policy;

•   Oversees our enterprise-wide risk culture;

•   Oversees the activities of our Conduct Management Office and enterprise-wide conduct risk; and

•   Oversees liquidity and funding risks, and risks associated with acquisitions and significant new business or strategic initiatives.

Formed New Compliance Subcommittee and Technology Subcommittee: In order to provide more focused oversight of the Company’s compliance risk, technology risk, information security/cyber risk, and data governance and management, the Risk Committee formed two subcommittees during 2017 which report to the Risk Committee.

•   The Risk Committee delegated oversight under its charter for the Company’s compliance risk to a Compliance Subcommittee (members are Peetz (Chair), Duke, and Quigley).

•   The Risk Committee delegated oversight under its charter for the Company’s technology risk, information security/cyber risk, and data management and governance to a Technology Subcommittee (members are Vautrinot (Chair), Hernandez, Morris, and Pujadas).

Independence: Our Board has determined that each member of the Risk Committee is independent, as independence is defined by NYSE rules.

Risk Expertise: The Federal Reserve’s Enhanced Prudential Standards for large U.S. bank holding companies require at least one member of the Risk Committee to have experience identifying, assessing, and managing risk exposures of large financial firms. Our Board has determined, in its business judgment, that four members (Duke, Morris, Peetz, and Pujadas) have large financial institution risk management experience. In addition, other members of the Risk Committee bring additional risk management experience in specific areas, including financial reporting (Quigley), technology/cyber (Pujadas and Vautrinot), and operational/physical security (Hernandez).

Wells Fargo & Company    2018 Proxy Statement      39

Corporate Governance

Audit and Examination Committee (AEC)
James H. Quigley, Chair

“The AEC’s primary role is to oversee the integrity of our financial statements and financial and risk reporting, external auditors, and our internal audit function and regulatory activities. Changes made to the AEC’s membership over the last year have enhanced the financial services, financial reporting, and risk management experience of the committee. A key focus for the AEC is its oversight of regulatory activities of the Company and monitoring management’s progress in addressing those matters. In addition, we continue to be supportive of the Company’s commitment to transparency with our regulators and investors about the changes we are making.”

Number of meetings in 2017: 20 (includes 5 joint meetings) Members: Quigley (Chair) Baker Craver Peña Sargent Committee Qualifications and Experience:

Primary Responsibilities:

•   Assists our Board in fulfilling its responsibilities to oversee the integrity of our financial statements and the adequacy and reliability of disclosures to our shareholders, including our internal control over financial reporting;

•   Selects and evaluates our independent auditor, including its qualifications and independence and approves all audit engagement fees and terms and all non-audit engagements of the independent auditor and engagement fees of any other external auditor for additional required audit, review or attest services;

•   Approves the appointment and compensation of our Company’s Chief Auditor and oversees the performance of the Chief Auditor and the internal audit function;

•   Assists the Board and the Risk Committee in the oversight of compliance with regulatory and legal requirements, including review of regulatory examination reports and communications;

•   Oversees our regulatory and risk reporting disclosure control framework for data; and

•   May perform audit committee and fiduciary audit committee functions on behalf of our bank subsidiaries in accordance with federal banking regulations.

Independence: Our Board has determined that each member of the AEC is independent, as independence for audit committee members is defined by NYSE and SEC rules.

Financial Expertise: Our Board has determined, in its business judgment, that all current members of the AEC listed above are financially literate as required by NYSE rules and each current AEC member (John D. Baker II, Theodore F. Craver, Jr., Federico F. Peña, James H. Quigley, and Ronald L. Sargent) qualifies as an “audit committee financial expert” as defined by SEC regulations. No AEC member may serve on the audit committee of more than two other public companies.

Governance and Nominating Committee (GNC)
Donald M. James, Chair

“Evaluating the feedback we have received from our investors, conducting a comprehensive assessment of our Board’s effectiveness (facilitated by a third party), refreshing the Board, succession planning for the independent Chair role, recruiting new directors, and enhancing the Board’s and its committee’s risk oversight responsibilities were among the key priorities for the GNC in 2017. The results of our ongoing succession planning process are significant and have enhanced the mix of skills, knowledge, experience, and perspectives on our Board as we oversee management’s efforts to transform the Company.”

Number of meetings in 2017: 8 Members: James (Chair) Dean Duke Peña Sargent Committee Qualifications and Experience:

Primary Responsibilities:

•   Assists our Board by identifying individuals qualified to become Board members and recommends to our Board nominees for director and committee leadership and membership;

•   Annually reviews and assesses the adequacy of our Corporate Governance Guidelines and oversees a review of our Board’s performance;

•   Recommends to our Board a determination of each non-employee director’s “independence” under applicable rules and guidelines;

•   Reviews director compensation and recommends any changes for approval by our Board; and

•   Oversees our Company’s engagement with shareholders and other interested parties concerning governance matters and works with our Board’s other committees in connection with shareholder engagement on matters subject to the oversight of such other committees.

Independence: Our Board has determined that each member of the GNC is independent, as independence is defined by NYSE rules.

40      Wells Fargo & Company    2018 Proxy Statement

Corporate Governance

Human Resources Committee (HRC)
Lloyd H. Dean, Chair

“A key focus of the HRC is to make sure that the Company’s compensation principles and practices are aligned with its incentive programs. The risk-balancing design of the Company’s executive compensation program that the HRC put in place is what allowed us to take significant executive accountability actions when the HRC and the Board determined it appropriate to do so, without the requirement of a financial restatement. In 2017, we significantly expanded our oversight responsibilities to include a broader scope of incentive plans and programs as well as the Company’s culture, ethics program and oversight, and team member allegations so that the HRC also receives information and reporting from management on and can more effectively oversee the alignment of our programs that contribute to our team member experience.”

Number of meetings in 2017: 11 (includes 2 joint meetings) Members: Dean (Chair) Chen James Morris Peetz Sargent Committee Qualifications and Experience:

Primary Responsibilities:

•   Approves our Company’s compensation philosophy and principles, and discharges our Board’s responsibilities relating to our Company’s overall compensation strategy and the compensation of our executive officers;

•   Oversees our Company’s incentive compensation risk management program and practices for senior executives and employees in a position, individually or collectively, to expose our Company to material financial or reputational risk;

•   Evaluates the CEO’s performance and approves and recommends the CEO’s compensation to our Board for ratification and approval and approves compensation for our other executive officers and any other officers or employees as the HRC determines appropriate;

•   Oversees human capital management, including talent management and succession planning and diversity and inclusion initiatives;

•   Oversees our Company’s culture, including management’s efforts to foster a culture of ethics throughout our Company;

•   Oversees our Company’s Code of Ethics and Business Conduct and ethics, business conduct, and conflicts of interest program, including training on ethical decision-making and processes for reporting and resolution of ethics issues;

•   Oversees actions taken by our Company regarding shareholder approval of executive compensation matters, including advisory votes on executive compensation; and

•   Has the sole authority to retain or obtain the advice of and terminate any compensation consultant, independent legal counsel or other advisor to the HRC, and evaluates the independence of its advisors in accordance with NYSE rules.

The HRC may delegate certain of its responsibilities to one or more HRC members or to designated members of senior management or committees. The HRC has delegated authority to the Director of Human Resources and the Director of Compensation for the administration of our Company’s benefit and compensation programs; however, the HRC generally has sole authority relating to incentive compensation plans applicable to executive officers, the approval of awards under any equity-based plans or programs and material amendments to any benefit or compensation plans or programs.

Independence: Our Board has determined that each member of the HRC is a “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, an “outside director” for purposes of Section 162(m) of the Internal Revenue Code, and is independent, as independence for compensation committee members is defined by NYSE rules.

Wells Fargo & Company    2018 Proxy Statement      41

Corporate Governance

Corporate Responsibility Committee (CRC)
Frederico F. Peña, Chair

“Wells Fargo has a long-standing and demonstrated commitment to being a socially responsible company and contributing to the communities in which we live and do business. As a reflection of that commitment, the Board formed the CRC in 2011 to oversee the Company’s policies, programs, and strategies on significant social responsibility matters and monitor our reputation and relationships with external stakeholders on those matters. While the CRC’s charter was revised over time, the committee has remained primarily focused on important social responsibility issues, including human rights, environmental sustainability, community reinvestment, and supplier diversity. With the recent changes made to the CRC’s charter in 2018, the committee will continue to be focused on overseeing these issues and the Company’s efforts to restore its brand going forward.”

Number of meetings in 2017: 4 Members: Peña (Chair) Baker Clark Dean Hernandez Vautrinot Committee Qualifications and Experience:

Primary Responsibilities:

•   Oversees our Company’s policies, programs, and strategies regarding social responsibility matters of significance to our Company and the public at large, including our Company’s community development and reinvestment activities and performance, fair and responsible lending, support of charitable organizations, and policies and programs related to environmental sustainability and human rights;

•   Oversees our Company’s government relations and public advocacy policies and programs and at least annually receives reports from management on political and lobbying activities, including payments made to trade associations by Wells Fargo;

•   Monitors our Company’s relationships with external stakeholders regarding significant social and public responsibility matters, as well as the Company’s reputation with its stakeholders; and

•   Receives reports and updates from management on significant social and public responsibility matters of interest to our Company and its stakeholders, metrics relating to our Company’s brand and stakeholder perception of our Company, and strategies for enhancing our Company’s reputation among its stakeholders.

Credit Committee (Credit)
John D. Baker II, Chair

“Wells Fargo has many strengths and among those is its conservative credit risk discipline. This strength was evident through the financial crisis and remains a key focus of the Credit Committee. Wells Fargo is one of the few financial institutions to have a separate board committee focused on credit risk management and credit quality. Key areas of focus for the Credit Committee continue to be the performance and quality of our credit portfolios and the ongoing enhancement of our credit risk management policies and practices so that we maintain this core strength of our Company.”

Number of meetings in 2017: 8 Members: Baker (Chair) Clark Duke Pujadas Quigley Vautrinot Committee Qualifications and Experience:

Primary Responsibilities:

•   Monitors and reviews the performance and quality of, and the trends affecting our credit portfolios;

•   Oversees the effectiveness and administration of our credit risk management framework and other credit policies, including the organizational structure of Risk Asset Review (RAR), RAR’s examination of our Company’s credit portfolios, processes, and practices, our Company’s adherence to credit risk appetite metrics, and credit risk aggregation and concentration limits;

•   Reviews management’s assessment of the appropriateness of the allowance for credit losses, including the methodology and governance supporting the allowance for credit losses; and

•   Reviews and approves other credit-related activities as it deems appropriate or that are required to be approved by law or regulation, including our Company’s credit quality plan, credit stress testing framework and related stress test results.

42      Wells Fargo & Company    2018 Proxy Statement

Corporate Governance

Finance Committee (Finance)
Enrique Hernandez, Jr., Chair

“Key areas of focus for the Finance Committee include the Company’s financial risk management, financial plan, and capital management and planning, including stress-testing policies, which have been demonstrated strengths of our Company. In 2017, we also consolidated oversight of recovery and resolution planning with the Finance Committee given the alignment of those activities and to provide more focused oversight over those plans and processes.”

Number of meetings in 2017: 7 (includes 1 joint meeting) Members: Hernandez (Chair) Craver Duke James Peetz Pujadas Committee Qualifications and Experience:

Primary Responsibilities:

•   Oversees the administration and effectiveness of financial risk management policies and processes used to assess and manage market risk, interest rate risk, and investment risk;

•   Reviews our Company’s capital levels relative to budgets and forecasts as well as our Company’s risk profile, approves our Company’s capital management and stress-testing policies, and oversees the administration and effectiveness of our Company’s capital management and planning activities;

•   Reviews our Company’s annual financial plan and financial and investment performance, and recommends to our Board the declaration of common stock dividends, the repurchase of securities, and the approval of significant capital expenditures; and

•   Oversees resolution and recovery planning.

Other Special Purpose Board Committees

From time to time, the Board or Bank Board may form special purpose committees to which each Board may delegate responsibility for oversight of particular matters.

•	Regulatory Compliance Oversight Committee
¡	The Bank’s Board has delegated oversight of compliance with various regulatory consent orders, including our sales practices consent orders, to this committee to provide appropriate Board-level oversight of progress against consent order requirements.

¡	This committee is comprised of Betsy Duke (Chair), John Baker, Karen Peetz, and Jim Quigley, and met 13 times during 2017.

•	Other Special Purpose Committees

¡	From time to time, the Board may establish other limited or special purpose committees as it determines appropriate.

Wells Fargo & Company    2018 Proxy Statement      43

Corporate Governance

Our Board’s Role in Risk Oversight

Wells Fargo manages a variety of risks that can significantly affect our financial performance and our ability to meet the expectations of our customers, shareholders, regulators and other stakeholders. Among the significant risks that we manage are conduct risk, operational risk, compliance risk, credit risk, and asset/liability management related risks, which include interest rate risk, market risk, liquidity risk, and funding related risks. We operate under a Board-level approved risk framework which outlines our Company-wide approach to risk management and oversight, and describes the structures and practices employed to manage current and emerging risks inherent to Wells Fargo.

RISK FRAMEWORK

Our risk framework consists of three lines of defense – (1) Wells Fargo’s lines of business and certain other enterprise functions, (2) Corporate Risk, our Company’s primary second-line of defense led by our Chief Risk Officer who reports to the Board’s Risk Committee, and (3) Wells Fargo Audit Services, our internal audit function which is led by our Chief Auditor who reports to the Board’s Audit & Examination Committee.

Our Board and the management-level Operating Committee (composed of direct reports to the CEO and President, including the Chief Risk Officer and Chief Auditor who report to the CEO administratively, and to their respective Board committees functionally) have overall and ultimate responsibility to provide oversight for our three lines of defense and the risks we take, and carry out their oversight through management-level governance committees with specific risk management responsibilities. The Enterprise Risk Management Committee, chaired by our Chief Risk Officer, oversees the management of all risk types across the Company, and additionally provides primary oversight for reputation risk and strategic risk. The Enterprise Risk Management Committee reports to the Board’s Risk Committee, and serves as the focal point for risk governance and oversight at the management level.

Our Risk Framework outlines our overarching approach to risk management, including the objectives and primary components of that approach, and distributes risk responsibilities across our three lines of defense. It institutionalizes and communicates the method by which we manage our risk exposures and serves as a guide to team members as they carry out their day-to-day responsibilities.

Our Statement of Risk Appetite (or Risk Tolerance) describes the nature and magnitude of risk that Wells Fargo is willing to take as we pursue our strategic objectives and serves as a guide to business and risk leaders as they manage risk on a daily basis. It defines the qualitative and quantitative parameters for certain individual risk types, including parameters that serve as early warning indicators, as well as parameters that are not expected to be exceeded in the normal course of business.

BOARD RISK OVERSIGHT

The business and affairs of the Company are managed under the direction of the Board, whose responsibilities include overseeing the Company’s risk management structure. Our Board carries out its risk oversight responsibilities directly and through the work of its seven standing committees, including its Risk Committee. All of these committees report to the full Board and are comprised solely of independent directors. Each Board committee has defined authorities and responsibilities for considering a specific set of risk issues, as outlined in its charter, and works closely with management to understand and oversee our Company’s key risk exposures.

The Risk Committee oversees enterprise-wide risks. The Board’s other standing committees also have primary oversight responsibility for certain specific risk matters. The full Board receives reports at each of its meetings from the Board committee chairs about committee activities, including risk oversight matters, and the Risk Committee receives a quarterly report from the management-level Enterprise Risk Management Committee regarding current or emerging risk matters. Additional information about our risk management framework and practices, as well as the risk oversight responsibilities of each of our Board committees, is described in the Financial Review – Risk Management section in our 2017 annual report on Form 10-K and under Our Board and Its Committees in this proxy statement.

The Board’s Risk Committee oversees our Company’s Corporate Risk function and plays an active role in approving and overseeing the Company’s enterprise-wide risk management framework established by management to manage risk. The Risk Committee and the full Board review and approve the enterprise statement of risk appetite annually, and the Risk Committee also actively monitors the risk profile relative to the approved risk appetite.

The Corporate Risk organization, which is the Company’s independent risk management function, is headed by the Company’s Chief Risk Officer who, among other things, is responsible for setting the strategic direction and driving the execution of Wells Fargo’s risk management activities. The Chief Risk Officer is appointed by and reports to our Board’s Risk Committee. The Chief Risk Officer, as well as the Chief Risk Officer’s direct reports, work closely with the Board’s committees and frequently provide reports and updates to the committees and the committee chairs on risk matters during and outside of regular committee meetings, as appropriate.

44      Wells Fargo & Company    2018 Proxy Statement

Corporate Governance

As part of our Board’s and its committee’s annual self-evaluation process, our Board’s committees annually review their respective charters in light of regulatory expectations, best practices, updates to our Company’s risk coverage statement (which defines the key risk types facing our Company), update of our Company’s risk management framework and other functional risk management frameworks, and director and committee feedback. As a result of its continuing review of committee responsibilities and oversight of risks, our Board has made recent changes to enhance the risk oversight responsibilities of various Board committees, including reconstituting our Risk Committee, and will continue to review our Board’s and its committees’ oversight responsibilities as part of its annual self-evaluation process or more frequently as needed. For additional information on recent enhancements made to the Board’s oversight of risk, including through its committees, see Our Board and Its Committees.

Our Board believes that its Board leadership structure with separate CEO and independent Chair roles has the effect of enhancing our Board’s risk oversight function because of our independent Chair’s involvement in risk oversight matters, including as a member of our Board’s Risk Committee. Our Board also believes that Mr. Sloan’s knowledge of our Company’s businesses, strategy, and risks significantly contributes to our Board’s understanding and appreciation of risk issues.

BOARD OVERSIGHT OF CYBER RISK

Information security is a significant operational risk for financial institutions such as Wells Fargo, and includes the risk of losses resulting from cyber attacks. In light of that risk, our Board is actively engaged in the oversight of our Company’s information security risk management and cyber defense programs. The Risk Committee receives regular updates and reporting from the Company’s Chief Information Security Officer, head of the Cyber Defense Program, and head of Enterprise Information Technology on our information security / cyber risk strategy, cyber defense initiatives, cyber event preparedness, and cyber security risk assessments. As part of those updates, the Risk Committee receives information related to any third-party assessments of the Company’s cyber program. In addition, the Risk Committee annually approves the Company’s information security program, which includes the cyber defense program and information security policy. In 2017, the Risk Committee also formed a Technology Subcommittee to provide focused oversight of technology, information security and cyber risks as well as data governance and management. The Technology Subcommittee reports to the Risk Committee and updates are provided by the Risk Committee to the full Board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Current directors John S. Chen, Lloyd H. Dean, Donald M. James, Karen B. Peetz, and Ronald L. Sargent and former directors Susan E. Engel and Stephen W. Sanger served as members of the HRC during 2017. During 2017, no member of the HRC was an employee, officer, or former officer of the Company. None of our executive officers served in 2017 on the board of directors or compensation committee (or other committee serving an equivalent function) of any entity that had an executive officer serving as a member of our Board or the HRC. As described under Related Person Transactions, some HRC members had banking or financial services transactions in the ordinary course of business with our banking and other subsidiaries.

Wells Fargo & Company    2018 Proxy Statement      45

Corporate Governance

DIRECTOR COMPENSATION

The table below provides information on 2017 compensation for our non-employee directors other than Celeste A. Clark, Theodore F. Craver, Jr., and Maria R. Morris who joined our Board effective January 1, 2018. Mr. Sloan is an employee director and does not receive separate compensation for his Board service. Our Company reimburses directors for expenses incurred in their Board service, including the cost of attending Board and committee meetings. Additional information on our director compensation program follows the table.

2017 Director Compensation Table

Name(1)	Fees Earned or Paid in Cash ($)(2)(3)	Stock Awards ($)(4)	Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(6)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
John D. Baker II	193,000	180,048	—	—	—	—	373,048
Elaine L. Chao	6,250	—	—	—	—	—	6,250
John S. Chen	119,000	180,048	—	—	—	—	299,048
Lloyd H. Dean	202,000	180,048	—	—	—	—	382,048
Elizabeth A. Duke	303,000	180,048	—	—	—	—	483,048
Susan E. Engel	57,000	—	—	—	—	—	57,000
Enrique Hernandez, Jr.	226,667	180,048	—	—	—	—	406,715
Donald M. James	167,333	180,048	—	—	—	—	347,381
Cynthia H. Milligan	188,000	180,048	—	—	—	—	368,048
Karen B. Peetz	145,842	225,075	—	—	—	—	370,918
Federico Peña	214,000	180,048	—	—	—	5,000	399,048
Juan A. Pujadas	45,000	120,034	—	—	—	—	165,034
James H. Quigley	245,000	180,048	—	—	—	—	425,048
Stephen W. Sanger	429,000	180,048	—	—	—	—	609,048
Ronald L. Sargent	126,509	225,075	—	—	—	5,000	356,584
Susan G. Swenson	175,000	180,048	—	—	—	—	355,048
Suzanne M. Vautrinot	157,000	180,048	—	—	—	—	337,048

(1)	The following directors who appear in the table above left our Board during 2017:

•	Ms. Chao resigned as a director effective January 31, 2017 upon her confirmation as Secretary of the United States Department of Transportation.

•	Ms. Engel retired as a director effective April 25, 2017, the date of our 2017 annual meeting.

•	Mses. Milligan and Swenson and Mr. Sanger retired as directors effective December 31, 2017.

(2)	Includes fees earned, whether paid in cash or deferred, for service on our Company’s Board in 2017 (including any such amounts paid in 2018) as described under Cash Compensation. Also includes fees paid to non-employee directors who serve on the board of directors of Wells Fargo Bank, National Association (the “Bank”), a wholly owned subsidiary of our Company, or are members of one or more special purpose committees. Messrs. Dean, Hernandez, Peña, and Quigley, as the current directors of the Bank, and Mr. Sanger as a former director of the Bank from January 1, 2017 to December 31, 2017, received an annual cash retainer of $10,000, payable quarterly in arrears, and a fee of $2,000 for any separate meeting of the Bank Board not held concurrently with, immediately prior to, or following a Company Board or committee meeting. In 2017, all except one Bank Board meeting was held concurrently with, immediately prior to, or following a Company Board or committee meeting. A fee of $2,000 was paid for special purpose committee meetings attended which were not held concurrently with, immediately prior to, or following a Company Board or committee meeting.

46      Wells Fargo & Company    2018 Proxy Statement

Corporate Governance

(3)	Includes fees earned in 2017 but deferred at the election of the director. The following table shows the number of stock units credited on a quarterly basis to our non-employee directors under our deferral program for deferrals of 2017 cash compensation paid quarterly in arrears and the grant date fair value of those stock units based on the closing price of our common stock on the date of deferral:

Name	Stock Units (#)	Grant Date Fair Value ($)
John D. Baker II	875.8534	48,750
	951.9942	52,750
	738.8939	40,750
	836.4925	50,750
Lloyd H. Dean	354.8329	19,750
	365.4575	20,250
	312.7834	17,250
	342.0142	20,750
Stephen W. Sanger	2,043.6580	113,750
	2,088.9731	115,750
	1,772.4388	97,750
	1,677.1056	101,750
Ronald L. Sargent	256.1804	14,259
	627.1431	34,750
	557.5703	30,750
	770.5621	46,750

(4)	We granted 3,300 shares of our common stock to each non-employee director elected at the 2017 annual meeting of shareholders on April 25, 2017. In addition, we granted 773 shares to each of Ms. Peetz and Mr. Sargent upon their election to the Board on February 21, 2017 and 2,355 shares to Mr. Pujadas upon his election to the Board effective September 1, 2017. The grant date fair value of each award is based on the number of shares granted and the NYSE closing price of our common stock on the grant date.

(5)	The table below shows for each non-employee director with outstanding options, the aggregate number of shares of our common stock underlying unexercised options at December 31, 2017. All options were fully exercisable at December 31, 2017. Directors who are not reflected in the table below do not hold any outstanding options with respect to our common stock.

Name	Number of Securities Underlying Unexercised Options
John D. Baker II	22,570
John S. Chen	19,900
Lloyd H. Dean	18,060
Susan E. Engel	27,146
Enrique Hernandez, Jr.	30,390
Donald M. James	22,570
Cynthia H. Milligan	30,390
Stephen W. Sanger	30,390
Susan G. Swenson	30,390

(6)	The amount under “All Other Compensation” for each of Messrs. Peña and Sargent represents a Company matching contribution during 2017 under our Company’s charitable matching contribution program, which for 2017 matched charitable donations to qualified schools and educational institutions of up to $5,000 per year, on a dollar-for-dollar basis, per employee and per non-employee director of our Company.

Wells Fargo & Company    2018 Proxy Statement      47

Corporate Governance

Structure of our Director Compensation Program

CASH COMPENSATION

The following table shows the components of cash compensation paid to non-employee directors in 2017. Cash retainers and fees are paid quarterly in arrears. Directors who join the Board during the year receive a prorated annual cash retainer.

2017 Component	Amount ($)
Annual Cash Retainer	75,000
Annual Independent Chairman Retainer[1]	250,000
Annual Independent Vice Chairman Retainer[2]	100,000
Annual Committee Chair Fees
AEC and Risk Committee	40,000
CRC, Credit Committee, Finance Committee, GNC and HRC	25,000
Regular or Special Board or Committee Meeting Fee[3]	2,000

(1)	The Company’s independent Chairman receives a $250,000 annual retainer, in lieu of any Committee Chair fee the Chairman might otherwise receive.

(2)	The Company’s independent Vice Chairman (if any) receives a $100,000 annual retainer, in lieu of any Committee Chair fee the Vice Chairman might otherwise receive.

(3)	Includes standing committee meetings as well as special purpose committee meetings not held concurrently with or immediately prior to or following a Company Board or standing committee meeting. Separate meeting fees are not paid for attendance at subcommittee meetings.

EQUITY COMPENSATION

For 2017, each non-employee director elected to our Board at our Company’s annual meeting of shareholders received on that date an award of Company common stock having a value of $180,000. Each non-employee director who joins our Board as of any other date receives, as of such other date, an award of Company common stock having a value of $180,000 prorated to reflect the number of months (rounded up to the next whole month) until the next annual meeting of shareholders. The dollar value of each stock award is converted to a number of shares of Company common stock using the closing price on the grant date, rounded up to the nearest whole share.

DEFERRAL PROGRAM

A non-employee director of our Company or the Bank may defer all or part of his or her cash compensation and stock awards. Cash compensation may be deferred into either an interest-bearing account or common stock units with dividends reinvested. The interest rate paid in 2017 on interest-bearing accounts was 1.84%. Stock awards may be deferred only into common stock units with dividends reinvested. Deferred amounts are paid either in a lump sum or installments as elected by the director.

STOCK OWNERSHIP POLICY

Our Board has adopted a director stock ownership policy that each non-employee director, within five years after joining our Board, own shares of our common stock having a value equal to five times the annual cash retainer, and maintain at least that ownership level while a member of our Board and for one year after service as a director ends. Each director who has been on our Board for five years or more exceeded this ownership level as of December 31, 2017, and each director who has served less than five years is on track to meet this ownership level.

GNC USE OF COMPENSATION CONSULTANT AND LEGAL ADVISORS

The GNC is authorized to retain and obtain advice of legal, accounting, or other advisors at our expense without prior permission of management or our Board. The GNC retained FW Cook, a nationally recognized compensation consulting firm, to provide independent advice on non-employee director compensation matters for 2017. FW Cook compiles compensation data for the financial services companies the GNC considers our Labor Market Peer Group (which is the same peer group used to evaluate our Company’s executive compensation program) from time to time, and reviews with the GNC our Company’s non-employee director compensation program generally and in comparison to those of our Labor Market Peer Group. FW Cook also advises the GNC on the reasonableness of our non-employee director compensation levels compared to our Labor Market Peer Group.

48      Wells Fargo & Company    2018 Proxy Statement

Our Commitment as a

Socially Responsible Company

OUR COMMITMENT AND STRATEGIC PRIORITIES

Our commitment to corporate citizenship is included among our Company’s six Goals. We want to make every community in which we live and do business better through our products and services, culture and business practices, and philanthropy. We aim to integrate corporate social responsibility into all we do. Three strategic priorities guide our work:

GIVING BACK TO OUR COMMUNITIES

Philanthropy	Community Outreach	Team Member Volunteerism and Giving

•   We support thousands of national and community-based nonprofits annually to help revitalize and strengthen communities. We are among the top corporate cash donors among U.S. companies, donating $286.5 million to more than 14,500 nonprofits in 2017.

•  We are targeting an increase of approximately 40% in our annual donations to nonprofit and community organizations in 2018.

•  Our long-term target is to invest 2% of after-tax profits in corporate philanthropy beginning in 2019.

•   We work with a wide range of nonprofits and community organizations to stabilize and strengthen low-to-moderate income neighborhoods, as well as address global social, economic, and environmental challenges. These are just a few of the areas we support through our community outreach and grant programs:

¡  Advancing social inclusion

¡  Increasing financial capability of diverse consumers

¡   Developing women and diverse leaders

¡   Increasing the financial capability of consumers

¡   Empowering self-reliance through small businesses

¡   Strengthening communities and families through sustainable housing

¡   Advancing clean technology and innovation

¡   Supporting environmental education

¡   Fostering resilient communities

•   Our success as a company results from the care and compassion of our team members who bring our culture to life each day.

•   Our team members generously give hundreds of thousands of volunteer hours each year, making their communities stronger for everyone and improving lives.

•   In 2017, team members volunteered two million hours in their communities.

•   Based on the generosity of our team members, we were rated by United Way Worldwide as the largest workforce giving campaign in the U.S. in 2017 (9th consecutive year).

Wells Fargo & Company    2018 Proxy Statement      49

Our Commitment as a Socially Responsible Company

Diversity and Inclusion Highlights

CEO Timothy J. Sloan signed Diversity & Inclusion Pledge in 2017

Our CEO joined other CEOs in signing the CEO Action for Diversity & Inclusion pledge to advance diversity and inclusion in the workplace in 2017

Board Diversity Initiative 2016

Wells Fargo won the Best Board Diversity Initiative award at the annual Governance, Risk, and Compliance Leadership Awards presented by NYSE Governance Services, a division of the New York Stock Exchange Group in 2016

Diverse Supplier Commitment

As part of Wells Fargo’s commitment to making sure supplier diversity is integrated into our strategic sourcing and procurement processes, our goal is to spend 15% of procurement dollars with diverse suppliers by 2020; Reached 76% of this goal in 2017

Perfect Score – 100 Corporate Equality Index (2018, 15th year) Human Rights Campaign	9th Top Company Best For Diversity (2017) DiversityInc	Perfect Score - 100 Disability Equality Index (DEI) Best Places to Work (2017, 2nd year)
13th of Top 15 Companies For Veterans (2017) DiversityInc

Economic Empowerment Highlights

$50 Million Commitment to American Indian/Alaska Native Communities	$60 Billion Commitment to Boost African American Home Ownership	$125 Billion Commitment to Boost Hispanic Home Ownership

Wells Fargo made a five-year, $50 million commitment to help address the economic, social, and environmental needs of American Indian/Alaska Native communities

In 2017, Wells Fargo launched a 10-year diversity initiative to provide $60 billion in home loans, supporting at least 250,000 African American homeowners by 2027. As part of the plan, Wells Fargo also intends to significantly increase the diversity of its mortgage sales force

Announced $125 billion, ten-year commitment in support of the Hispanic Wealth Project (an initiative of the National Association of Hispanic Real Estate Professionals) to provide home loans for Hispanic homebuyers with an additional $10 million to go toward homebuyer counseling and education

NeighborhoodLIFT® and other retired LIFT programs Expanded to 57th LIFT program Since 2012, LIFT programs have helped create more than 15,800 home buyers in communities

Leading the Effort to Invest in Affordable Housing

In the past five years, Wells Fargo has invested more than $9 billion and created 180,000 affordable housing units – making it the No. 1 investor in affordable, multifamily housing in the U.S.

Hands on Banking and Credit Score Programs

Hands on Banking is a free, non-commercial program available in English and Spanish that teaches the basics of responsible money management

More than 8.1 million customers helped to manage their credit scores and overall financial health with free credit score program since January 1, 2016

Environmental Sustainability Highlights

Wells Fargo Global Operations Now Powered by 100% Renewable Energy — by purchasing 2 million megawatt-hours of renewable energy certificates in 2017, Wells Fargo has met its commitment to power its global operations with 100% renewable energy

	More than $12 billion in financing in 2017 for renewable energy, clean technology, and other sustainable businesses	More than $22.5 million donated in 2017 to support nonprofits, universities, and community organizations focused on environmental sustainability, clean technology, environmental education, and strengthening community resiliency
42% reduction in absolute greenhouse emissions since 2008	56% increase in water efficiency since 2008	34% increase in energy efficiency since 2008

50      Wells Fargo & Company    2018 Proxy Statement

Information About Related Persons

RELATED PERSON TRANSACTIONS

Lending and Other Ordinary Course Financial Services Transactions

During 2017, some of our executive officers, directors (including certain of our HRC members), and each of the persons we know of that beneficially owned more than 5% of our common stock on December 31, 2017 (Warren E. Buffett/Berkshire Hathaway Inc., BlackRock, Inc., and The Vanguard Group), and some of their respective immediate family members and/or affiliated entities had loans, other extensions of credit and/or other banking or financial services transactions with our banking and other subsidiaries in the ordinary course of business, including deposit and treasury management services, brokerage, investment advisory, capital markets, investment banking, and insurance transactions. Except for the relocation loan to a former executive officer as described below, all of these lending, banking, and financial services transactions were on substantially the same terms, including interest rates, collateral, and repayment (as applicable), as those available at the time for comparable transactions with persons not related to our Company, and did not involve more than the normal risk of collectability or present other unfavorable features. In the ordinary course of business, we also sell or purchase insurance and other products and services, including the purchase of aviation services, of Berkshire Hathaway and its affiliates and purchase investment management technology products and advisory services from BlackRock and its affiliates. We and our customers also may invest in mutual funds, exchange traded funds and other products affiliated with BlackRock and Vanguard in the ordinary course of business. All of these transactions were entered into on an arms’ length basis and under customary terms and conditions.

Relocation Program

Under our Relocation Program, as in effect prior to the July 30, 2002 revisions described below, executive officers who relocated at our request were eligible to receive a first mortgage loan (subject to applicable lending guidelines) from Wells Fargo Home Lending on the same terms as those available to our team members, which terms included waiver of the loan origination fee. Executive officers who relocated to a designated high cost area were eligible to receive from our Company a mortgage interest subsidy on the first mortgage loan of up to 25% of the executive’s annual base salary, payable over a period of not less than the first three years of the first mortgage loan, and a 30-year, interest-free second mortgage down payment loan in an amount up to 100% of his or her annual base salary to purchase a new primary residence. The down payment loan must be repaid in full if the executive terminates employment with our Company or retires, or if the executive sells the home. Our Relocation Program was revised effective as of July 30, 2002 to eliminate these loan benefits for executive officers in compliance with the requirements under the Sarbanes-Oxley Act of 2002. Under the revised Relocation Program, any executive officer who received the mortgage interest subsidy and interest-free down payment loan benefit described above was allowed to continue to receive those benefits, but is not allowed to amend the terms of the loan to which these benefits relate.

We had an interest-free loan outstanding under this Relocation Program to one of our former executive officers during 2017, which was paid in full during the year. The following table provides information about that loan as of December 31, 2017:

Executive Officer	Original Loan Amount ($)	Highest Principal Balance During 2017 ($)	12/31/2017 Balance ($)	Principal and Interest Paid During 2017 ($)	Interest Rate (%)	Purpose
James M. Strother Former Senior Executive Vice President and General Counsel	310,000	310,000	0	310,000	0	Loan made in connection with his relocation before he became an executive officer

Wells Fargo & Company    2018 Proxy Statement      51

Information About Related Persons

Transactions with Entities Affiliated with Directors

Enrique Hernandez, Jr., one of our directors, is chairman, president, chief executive officer, and a majority owner of Inter-Con Security Systems, Inc. In 2017, Inter-Con provided guard services to certain of our Company’s retail banking stores under an agreement we first entered into in 2005. Payments in 2017 to Inter-Con under this contract did not exceed 1% of Inter-Con’s or our Company’s 2017 consolidated gross revenues, and each year since this contractual relationship began our Board has determined that our relationship with Inter-Con does not impair Mr. Hernandez’s independence under our Director Independence Standards. In 2017, we paid Inter-Con approximately $1.28 million for services under this contract. We believe that these services were provided on terms at least as favorable as would have been available from other parties. Mr. Hernandez is retiring from our Board at our 2018 annual meeting.

Family and Other Relationships

Since 1986, our Company has employed Mary T. Mack’s sister, Susan T. Hunnicutt, who is currently a Wholesale Banking relationship manager. In 2017, Ms. Hunnicutt received compensation of approximately $219,000. In February 2017, we also granted her 173 RSRs, which will convert to shares of common stock upon vesting and which had a grant date fair value of approximately $10,000 (based on the NYSE closing price per share of our common stock on the grant date of $57.88). Since 2015, our Company has employed Richard D. Levy’s son-in-law, Matthew T. Bush, who is currently an Operational Risk Consultant in our Corporate Risk group. In 2017, Mr. Bush received compensation of approximately $128,000.

We established the compensation paid to Ms. Hunnicutt and Mr. Bush in 2017 in accordance with our employment and compensation practices applicable to team members with equivalent qualifications and responsibilities and holding similar positions. In addition to this compensation, Ms. Hunnicutt and Mr. Bush also received employee benefits generally available to all of our team members. Neither Ms. Hunnicutt nor Mr. Bush is an executive officer of our Company and neither individual directly reports to an executive officer of our Company.

In 2010, our Board, based on the recommendation of the GNC, agreed as a matter of policy to strongly discourage our Company’s employment of any immediate family members of directors.

RELATED PERSON TRANSACTION POLICY AND PROCEDURES

Our Board has adopted a written policy and procedures for the review and approval or ratification of transactions between our Company and its related persons and/or their respective affiliated entities. We refer to this policy and procedures as our Related Person Policy. “Related persons” under this policy include our directors, director nominees, executive officers, holders of more than 5% of our common stock, and their respective immediate family members. Their “immediate family members” include spouses, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and any person (other than a tenant or employee) who shares the home of a director, director nominee, executive officer, or holder of more than 5% of our common stock.

Except as described below, the Related Person Policy requires either the GNC or AEC, depending upon the related person involved, to review and either approve or disapprove transactions, arrangements, or relationships in which:

•	The amount involved will, or may be expected to exceed $120,000 in any fiscal year;

•	Our Company is, or will be a participant; and

•	A related person or an entity affiliated with a related person has, or will have a direct or indirect interest.

We refer to these transactions, arrangements, or relationships in the Related Person Policy as “Interested Transactions.” Any potential Interested Transactions that are brought to our Company’s attention are analyzed by our Company’s Law Department, in consultation with management and with outside counsel, as appropriate, to determine whether the transaction or relationship does, in fact, constitute an Interested Transaction requiring compliance with the Related Person Policy. Our Board has determined that the GNC or AEC does not need to review or approve certain Interested Transactions even if the amount involved will exceed $120,000, including the following transactions:

•	Lending and other financial services transactions with related persons or their affiliated entities that comply with applicable banking laws and are in the ordinary course of business, non-preferential, and do not involve any unfavorable features;

•	Employment of a “named executive officer” or of an executive officer if he or she is not an immediate family member of another Company executive officer or director and his or her compensation would be reported in our proxy statement if he or she was a “named executive officer” and the HRC approved (or recommended that our Board approve) such compensation;

52      Wells Fargo & Company    2018 Proxy Statement

Information About Related Persons

•	Compensation paid to one of our directors if the compensation is reported pursuant to SEC rules in our proxy statement;

•	Transactions with another entity at which a related person’s only relationship with that entity is as a director, limited partner, or beneficial owner of less than 10% of that entity’s ownership interests (other than a general partnership interest);

•	Transactions with another entity at which a related person’s only relationship with that entity is as an employee (other than an executive officer), if such transactions are in the ordinary course of business, non-preferential, and the amount involved does not exceed the greater of $1 million or 2% of such other entity’s consolidated gross revenues;

•	Charitable contributions by our Company or a Company-sponsored charitable foundation to tax-exempt organizations at which a related person’s only relationship is as an employee (other than an executive officer) or a director or trustee (other than chairman of the board or board of trustees), if the amount involved (excluding Company matching funds) does not exceed the lesser of $1 million or 2% of such organization’s consolidated gross revenues; and

•	Transactions with holders of more than 5% of our common stock and/or such holders’ immediate family members or affiliated entities, if such transactions are in the ordinary course of business of each of the parties, unless such shareholder is one of our executive officers, directors or director nominees, or an immediate family member of one of them.

The GNC approves, ratifies, or disapproves those Interested Transactions required to be reviewed by the GNC which involve a director and/or his or her immediate family members or affiliated entities. The AEC approves, ratifies, or disapproves those Interested Transactions required to be reviewed by the AEC that involve our executive officers, holders of more than 5% of our common stock, and/or their respective immediate family members or affiliated entities. Under the Related Person Policy, if it is not feasible to get prior approval of an Interested Transaction, then the GNC or AEC, as applicable, will consider the Interested Transaction for ratification at a future committee meeting. When determining whether to approve or ratify an Interested Transaction, the GNC and AEC will consider all relevant material facts, such as whether the Interested Transaction is in the best interests of our Company, whether the Interested Transaction is on non-preferential terms, and the extent of the related person’s interest in the Interested Transaction. No director is allowed to participate in the review, approval, or ratification of an Interested Transaction if that director, or his or her immediate family members, or their affiliated entities are involved. The GNC or AEC, as applicable, annually reviews all ongoing Interested Transactions.

Wells Fargo & Company    2018 Proxy Statement      53

Ownership of Our Common Stock

DIRECTORS AND EXECUTIVE OFFICERS

Stock Ownership Requirements and Other Policies

STOCK OWNERSHIP REQUIREMENTS

To reinforce the long-term perspective of stock-based compensation and emphasize the relationship between the interests of our directors and executive officers with your interests as shareholders, we require our non-employee directors and our executive officers to own shares of our common stock. Our Board has adopted robust stock ownership policies that apply to our directors and executive officers as summarized in the chart below.

Director Stock Ownership Policy

Requirements

After five years on the Board, each non-employee director must own stock having a value equal to five times the annual cash retainer we pay our directors, and maintain at least that stock ownership level while a member of the Board and for one year after service as a director terminates.

Executive Officer Stock Ownership Policy

Requirements

Until one year following retirement, our executive officers must hold shares equal to at least 50% of the after-tax profit shares (assuming a 50% tax rate) acquired upon the exercise of options or vesting of RSRs and Performance Shares, subject to a maximum requirement of ten times the executive officer’s cash salary.

Shares counted toward ownership include shares a non-employee director has deferred pursuant to the Directors Stock Compensation and Deferral Plan (Directors Plan) and any applicable predecessor director compensation and deferral plans, shares (or share equivalents) an executive officer holds in the Company 401(k) Plan, Supplemental 401(k) Plan, Deferred Compensation Plan, Direct Purchase and Dividend Reinvestment Plan, and shares owned by an executive officer’s spouse. Compliance with these stock ownership requirements is calculated annually and reported to the GNC (for non-employee directors) or to the HRC (for executive officers).

ANTI-HEDGING POLICIES

To further strengthen the alignment between stock ownership and your interests as shareholders, our Code of Ethics and Business Conduct requirements prohibit all team members, including our executive officers, and directors from engaging in derivative or hedging transactions involving any Company securities, including our common stock.

NO PLEDGING POLICY

Our Board has adopted policies which are reflected in our Corporate Governance Guidelines that prohibit our directors and executive officers from pledging Company equity securities as collateral for margin or other similar loan transactions.

54      Wells Fargo & Company    2018 Proxy Statement

Ownership of Our Common Stock

Director and Executive Officer Stock Ownership Table

The following table shows how many shares of common stock our current directors and nominees for director, our named executives, and all directors, named executives, and executive officers as a group owned on February 22, 2018, and the number of shares they had the right to acquire within 60 days of that date, including RSRs and Performance Shares that are scheduled pursuant to the applicable award agreements to vest within 60 days of that date. This table also shows, as of February 22, 2018, the number of common stock units credited to the accounts of our non-employee directors, named executives, and all directors, named executives, and executive officers as of that date as a group under the terms of the benefit and deferral plans in which they participate. None of our directors, named executives, or executive officers, individually or as a group, beneficially own more than 1% of our outstanding common stock.

	Amount and Nature of Ownership(1)
Name	Common Stock Owned(2)(3) (a)	Options Exercisable within 60 days of 2/22/18(4) (b)	Common Stock Units(5)(6) (c)	Total(7) (d)
Non-Employee Directors
John D. Baker II	37,832	22,570	86,018	146,420
John S. Chen	43,703	19,900	16,239	79,842
Celeste A. Clark	49	–	934	983
Theodore F. Craver, Jr.	11,520	–	963	12,483
Lloyd H. Dean	43,536	18,060	28,092	89,688
Elizabeth A. Duke	5,975	–	7,804	13,779
Enrique Hernandez, Jr.	37,622	30,390	66,658	134,670
Donald M. James	3,863	22,570	78,044	104,477
Maria R. Morris	20	–	963	983
Karen B. Peetz	339	–	4,080	4,419
Federico F. Peña	26,451	–	–	26,451
Juan A. Pujadas	2,355	–	–	2,355
James H. Quigley	2,272	–	16,489	18,761
Ronald L. Sargent	18,131	–	6,310	24,441
Suzanne M. Vautrinot	100	–	11,385	11,485
Named Executives
David M. Carroll (retired)	287,748	163,123	–	450,871
Avid Modjtabai	405,608	162,904	16,691	585,203
Perry G. Pelos	88,360	55,445	61,622	205,427
John R. Shrewsberry	273,662	163,560	18,689	455,911
Timothy J. Sloan*	861,310	193,061	42,233	1,096,604
Jonathan G. Weiss	90,639	103,006	–	193,645
All directors, named executives, and executive officersas a group (26 persons)	2,716,893	1,184,170	486,865	4,387,928

*	Mr. Sloan also serves as a director.

(1)	Unless otherwise stated in the footnotes below, each of the named individuals and each member of the group have sole voting and investment power for the applicable shares of common stock shown in the table.

(2)	The amounts shown for named executives and executive officers include shares of common stock allocated to the account of each named executive and executive officer under one or both of the Company’s 401(k) and Stock Purchase Plans as of February 22, 2018.

(3)	For the following directors, named executives, and for all directors, named executives, and executive officers as a group, the share amounts shown in column (a) of the table include certain shares over which they may have shared voting and investment power:

•	John D. Baker II, 5,275 shares held in a trust of which he is a co-trustee and in a trust by a partnership in which he is a partner; also includes 25 shares held for the benefit of a family member for which he disclaims beneficial ownership;

•	David M. Carroll, 287,748 shares held in a trust of which he is a co-trustee;

•	John S. Chen, 4,000 shares held in a trust of which he is a co-trustee;

Wells Fargo & Company    2018 Proxy Statement      55

Ownership of Our Common Stock

•	Theodore F. Craver, Jr., 11,500 shares held in a trust of which he is a co-trustee;

•	Lloyd H. Dean, 35,095 shares held in a trust of which he is co-trustee, and 2,762 shares held in a joint account;

•	Enrique Hernandez, Jr., 37,522 shares held in a trust of which he is a co-trustee;

•	Karen B. Peetz, 258 shares held in a joint account;

•	Federico F. Peña, 26,266 shares held in a trust, and 85 shares held by spouse in an IRA account;

•	James H. Quigley, 2,272 shares held in a joint account;

•	John R. Shrewsberry, 264,044 shares held in a trust of which he is a co-trustee;

•	Timothy J. Sloan, 790,312 shares held in a trust of which he is a co-trustee; and

•	All directors, named executives, and executive officers as a group, 1,886,959 shares.

(4)	Includes the following number of RSRs and 2015 Performance Shares (including whole share dividend equivalents credited as of or within 60 days of February 22, 2018) that are scheduled pursuant to the applicable award agreements to vest within 60 days of February 22, 2018: Mr. Sloan – 1,311 RSRs and 191,750 Performance Shares; Mr. Shrewsberry – 1,311 RSRs and 162,249 Performance Shares; Mr. Carroll – 874 RSRs and 162,249 Performance Shares; Ms. Modjtabai – 655 RSRs and 162,249 Performance Shares; Mr. Pelos – 6,279 RSRs and 49,166 Performance Shares; Mr. Weiss – 36,632 RSRs and 66,374 Performance Shares; and all named executives and executive officers as a group – 52,938 RSRs and 1,017,742 Performance Shares.

(5)	For named executives and executive officers, includes the following whole common stock units credited to their accounts as of February 22, 2018 under the terms of the Supplemental 401(k) Plan and/or Deferred Compensation Plan, which amounts will be paid only in shares of common stock:

Name	Supplemental 401(k) Plan	Deferred Compensation Plan
David M. Carroll	–	–
Avid Modjtabai	16,453	238
Perry G. Pelos	7,609	54,013
John R. Shrewsberry	10,315	8,374
Timothy J. Sloan	42,233	–
Jonathan G. Weiss	–	–
All named executives and executive officers as a group	99,356	63,530

(6)	For non-employee directors, includes common stock units credited to their accounts as of February 22, 2018 pursuant to deferrals made under the terms of the Directors Plan and predecessor director compensation and deferral plans. All of these units, which are credited to individual accounts in each director’s name, will be paid in shares of our common stock except for 24,595 shares in the aggregate, which will be paid in cash.

(7)	Total does not include the following RSRs and/or target number of Performance Shares (including dividend equivalents credited on that target number as of February 22, 2018) granted under the Company’s Long-Term Incentive Compensation Plan (LTICP) that were not vested as of February 22, 2018, or scheduled pursuant to the applicable award agreements to vest within 60 days after February 22, 2018. Upon vesting, each RSR and Performance Share will convert to one share of common stock. Performance Share amounts are subject to increase or decrease depending upon the Company’s satisfaction of performance goals. See also the Outstanding Equity Awards at Fiscal Year-End table.

Name	RSRs	Performance Shares
David M. Carroll	14,727	305,193
Avid Modjtabai	14,727	305,193
Perry G. Pelos	6,329	136,377
John R. Shrewsberry	20,098	322,851
Timothy J. Sloan	22,093	494,370
Jonathan G. Weiss	37,967	106,692
All named executives and executive officers as a group	136,912	2,265,253

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and related regulations require our directors, executive officers, and anyone holding more than 10% of our common stock to report their initial ownership of our common stock and any changes in that ownership to the SEC and the NYSE. We are required to disclose in this proxy statement the failure to file these reports by any reporting person when due. We assist our directors and executive officers in complying with these requirements. All reporting persons of the Company satisfied these filing requirements during 2017. In making these disclosures, we are relying on written representations of certain reporting persons and copies of the reports filed with the SEC.

56      Wells Fargo & Company    2018 Proxy Statement

Ownership of Our Common Stock

PRINCIPAL SHAREHOLDERS

The following table contains information regarding the only persons and groups we know of that beneficially owned more than 5% of our common stock as of December 31, 2017.

Name and Address of Beneficial Owner(1)(2)(3) (a)	Amount and Nature of Beneficial Ownership of Common Stock(1)(2)(3) (b)	Percent of Common Stock Owned(1)(2)(3) (c)
Warren E. Buffett Berkshire Hathaway Inc. 3555 Farnam Street Omaha, Nebraska 68131	484,553,468	9.8%
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, Pennsylvania 19355	319,512,868	6.48%
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	289,344,833	5.9%

(1)	Based on a Schedule 13G/A filed on February 14, 2018 with the SEC by Warren E. Buffett and Berkshire Hathaway Inc., a diversified holding company which Mr. Buffett may be deemed to control. Mr. Buffett and Berkshire Hathaway share voting and dispositive power over 482,544,468 reported shares, which include shares beneficially owned by certain subsidiaries of Berkshire Hathaway. Mr. Buffett reports sole voting and dispositive power over 2,009,000 of the shares.

(2)	Based on a Schedule 13G/A filed on February 9, 2018 with the SEC by The Vanguard Group, Inc., on behalf of itself and certain of its subsidiaries. The Vanguard Group has sole voting power over 6,298,168 of the shares and shared voting power over 1,042,758 of the shares. The Vanguard Group has sole dispositive power over 312,475,946 of the shares and shared dispositive power over 7,036,922 of the shares.

(3)	Based on a Schedule 13G/A filed on February 8, 2018 with the SEC by BlackRock, Inc. on behalf of itself and certain of its subsidiaries. Each of BlackRock and its subsidiaries has sole voting power over 252,470,553 and shared voting power over none of the shares. Each of BlackRock and its subsidiaries has sole dispositive power over 289,344,833 and shared dispositive power over none of the shares.

Wells Fargo & Company    2018 Proxy Statement      57

Executive Compensation

INCENTIVE COMPENSATION RISK MANAGEMENT AND TEAM MEMBER PERFORMANCE MANAGEMENT

Described below are (1) our enterprise-wide Incentive Compensation Risk Management (ICRM) program and the changes we continue to make to strengthen the program to restore the trust of our customers, team members, investors, and other stakeholders, and (2) changes we are making to our team member performance management program. Incentive compensation and performance management are important components of how we reinforce our Company’s strategy and Values and discourage unnecessary or inappropriate risk-taking.

Incentive Compensation Risk Management

The goal of our ICRM program is to develop and manage incentive compensation arrangements that align with our strategy and Values, comply with applicable laws and regulations, and balance risk and financial rewards. Our ICRM program provides the governance framework, policies, risk management standards, and processes under which we manage incentive compensation risk. In response to the 2010 Interagency Guidance on Sound Incentive Compensation Policies, we established our ICRM program, which was initially focused primarily on financial (credit, market, and liquidity) risk. Over time, we have refined the ICRM program’s scope to better reflect Wells Fargo’s risk appetite and risk-management goals, account for a broader range of risks beyond financial, such as reputation risk, and to meet evolving regulatory requirements.

ICRM PROGRAM FRAMEWORK

The ICRM program framework has three main components supported by our overarching ICRM governance processes:

Incentive Compensation Risk Management Governance

•  Our lines of business have primary responsibility for compensation risk

•  Our centralized control functions develop our ICRM program standards and provide oversight of compliance with our standards, including through annual monitoring and validation of compensation results

•  Our Board’s Human Resources Committee (HRC) and our management-level Incentive Compensation Committee (ICC) oversee our overall compensation strategy and our ICRM program

We describe below each of these components of our ICRM program, including ICRM governance, and provide details on the enhancements we are making to each component.

58      Wells Fargo & Company    2018 Proxy Statement

Executive Compensation

INCENTIVE COMPENSATION RISK MANAGEMENT GOVERNANCE

Our ICRM program governance takes place at all levels of our Company:

Line of business leaders	▶	Each line of business is responsible for understanding the risks associated with each role covered by an incentive compensation arrangement and for ensuring its incentive compensation arrangements are balanced appropriately and do not encourage unnecessary or inappropriate risk-taking.

Risk, human resources, and other centralized control functions	▶	Our centralized Human Resources group, partnering with our centralized Risk group, is responsible for managing the ICRM program and providing independent oversight.

Incentive Compensation Committee (ICC)	▶	The ICC oversees the ICRM program. The ICC is chaired by a senior Human Resources leader, and consists of senior Risk, Human Resources, and business executives.

Our Board’s Human Resources Committee (HRC)	▶	The HRC establishes our overall incentive compensation strategy and oversees the effectiveness of our risk management practices relating to incentive compensation plans and programs for senior executives and those roles able, individually or as a group, to expose our Company to material risk.

Enhanced ICRM Governance

•   Broadened the ICRM program to cover all team members who are eligible to receive incentive compensation.

•   Centralized our control functions so that team members in Risk (includes Compliance), Human Resources, and Finance now report to corporate leaders, rather than line of business leaders. We believe centralizing the reporting of our line of business control functions significantly strengthens the independent oversight of the incentive compensation programs within our lines of business.

•   Expanded and clarified the roles and responsibilities across our three lines of defense — (1) the lines of business, (2) Corporate Risk, and (3) Wells Fargo Audit Services, our internal audit function (WFAS).

•   Improved the connections among our ICRM program, performance management processes, risk oversight, and conduct management.

•   Developed sales practices incentive guidance designed to ensure our sales incentive programs do not encourage inappropriate behavior, the metrics are not easily manipulated, the goals are attainable, and risk and reward are properly balanced.

•   Expanded the HRC’s oversight responsibilities, as reflected in its charter, to include human capital management, culture, and our Code of Ethics and Business Conduct.

Wells Fargo & Company    2018 Proxy Statement      59

Executive Compensation

ROLES COVERED BY THE ICRM PROGRAM

Our ICRM program covers all team members who are eligible to participate in an incentive compensation plan. In addition, the program provides for heightened oversight of team members in roles that may be able, individually or as a group, to expose Wells Fargo to material risk, as well as roles that are subject to specific regulatory requirements. Currently, the roles subject to heightened oversight include:

•	Our executive officers;

•	Senior management, including the heads of our lines of business and our control functions (our control functions include Risk, Human Resources, Finance, and WFAS); and

•	Groups of employees who, in the aggregate, may expose the organization to material risk, or are subject to specific regulatory requirements (e.g., commercial bankers, traders, mortgage consultants, and community bank regional presidents).

INCENTIVE COMPENSATION RISK BALANCING

Risk management is incorporated into the design of all of our compensation programs. Human Resources coordinates our annual review of all incentive compensation plans. During this review, we assess risk balancing, compliance with laws and regulations, and the programs’ potential to encourage our team members to take unnecessary or inappropriate risks.

•	Plans are developed and reviewed by business leaders and members of our centralized corporate groups, including Human Resources, Risk, Finance, and Legal.

•	For any new incentive plans, we conduct an initial risk assessment. As part of this assessment, we evaluate the team member roles covered by the plan, the inherent risks of those roles, the plan’s structure and risk-balancing features, and any additional controls in place.

•	Ongoing plans are reviewed annually for alignment with all of our incentive standards, any new risks that have emerged, the existence of appropriate risk mitigation features, and compliance with applicable laws, regulations, and policies.

For team members who may be able, individually or as a group, to expose Wells Fargo to material risk, as well as roles that are subject to specific regulatory requirements, heightened oversight is provided through the ICRM program. For example, risk management and accountability are considered in developing these team members’ annual performance objectives, during the review of their compensation arrangements, and in conducting their annual performance evaluations to ensure that their incentive award payouts reflect risk outcomes.

For our executives and certain other members of senior management, our compensation program also includes balancing features that account for current and longer-term risk horizons. For these team members, we provide a combination of annual and long-term incentive awards that are subject to performance and forfeiture provisions, clawback policies, consideration of qualitative aspects of performance, and/or the discretionary ability to reduce payouts. Additional details on the compensation risk management features applicable to our executive officers are provided in the CD&A.

Expanded Incentive Compensation Risk Balancing

•   Incorporated sales practices as part of the risk assessments for all sales incentive plans and provided for enhanced monitoring and governance.

•   Implemented more detailed reviews and oversight through our ICRM process for incentive plans covering material risk takers or individuals or groups who could pose sales practices risk.

MONITORING AND VALIDATION

As part of the ICRM program and in compliance with our Company-wide guidelines, our business groups have established programs for monitoring compliance with ICRM policies and procedures and for validating annual incentive compensation award decisions. The goal of our monitoring program is to have processes and controls that lead to consistent application of our policies and procedures for roles requiring heightened oversight, including downward adjustments to annual incentive compensation award payments as a result of compliance, risk, or other issues. We also use the results of our monitoring program to facilitate enhancements to our policies and procedures, support pre-award decisions, and facilitate post-award validation efforts.

60      Wells Fargo & Company    2018 Proxy Statement

Executive Compensation

For select roles covered under our ICRM program, the focus of our monitoring has been on year-end performance evaluations and compensation decisions. As part of the incentive compensation process, our centralized Risk and Human Resources groups conduct independent reviews of risk outcomes, such as loan losses or risk ratings. Human Resources reviews and reports on compliance with defined procedures and guidelines, including on use of discretion, to help ensure risk outcomes, individual performance evaluations, and compensation adjustments are aligned.

Our Chief Risk Officer and our Chief Administrative Officer provide input on risk outcomes and compensation decisions for other members of senior management. The HRC reviews and approves all incentive compensation recommendations for senior management, taking into account the summary of the risk evaluation provided by our Chief Risk Officer and our Chief Administrative Officer.

In addition to monitoring requirements, we also validate award outcomes following the completion of our annual incentive compensation process. Our validation analysis is conducted by the appropriate control functions to evaluate the effectiveness of our incentive compensation award decisions, with a focus on roles and responsibilities with a high degree of inherent risk and on any adverse risk outcomes.

Our validation process also allows us to identify opportunities to enhance our incentive compensation plan designs and our processes.

For select roles covered by the ICRM program, the ICC reviews the risk assessment and monitoring and validation outcomes, and provides perspective on any enhancement opportunities that can be implemented for the next performance cycle. Management provides a report on these results to the HRC.

Stronger Monitoring and Validation

•   We continue to enhance our incentive compensation design process to include stronger controls and oversight by our compensation and risk groups.

•   We continue to enhance our monitoring and validation programs to include stronger controls and more consistent guidelines, including for use of discretion.

•   Reporting to the ICC and HRC has been enhanced and incorporates additional roles and requirements in order to provide enhanced oversight of the link between overall risk performance and compensation.

Team Member Performance Management

We are evolving how we evaluate and manage our team members’ performance. We continue to better define and standardize our team member performance management policies, processes, and governance to implement a core and common performance management experience for team members across the Company. These changes are intended to make our polices and processes more consistent across the enterprise, strengthen the role of human resources as a control function, provide increased monitoring of compensation decisions, and improve the tools and resources used by managers to coach team members and manage their performance. We believe these changes will provide a more integrated approach to team member performance management, incentive compensation, and incentive compensation risk mitigation.

Wells Fargo & Company    2018 Proxy Statement      61

Executive Compensation

ITEM 2 – ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

We provide our shareholders with an advisory vote to approve the compensation of our named executives, or “say on pay.” Our Board has held an annual say on pay vote since 2011, consistent with the preference expressed by our shareholders in 2011 and 2017. The next vote after this year’s say on pay vote will occur at our 2019 annual meeting.

This year’s say on pay vote gives our shareholders an opportunity to express their views on our 2017 compensation program and related decisions for our named executives. This proxy statement describes our named executives’ 2017 compensation, our compensation principles, and our incentive compensation risk management program.

Highlights include:

•	For all 2017 compensation decisions for our named executives, our HRC continued to be guided by our compensation principles:

1.	Pay for Performance

2.	Foster Risk Management Culture

3.	Attract and Retain Top Executive Talent

4.	Encourage Creation of Long-Term Shareholder Value

•	Our Company continues to enhance and broaden the scope of our compensation risk management practices so that they do not encourage unnecessary or inappropriate risk-taking and so that our incentive compensation arrangements align with our strategy and Values, comply with applicable laws and regulations, and appropriately balance risk and financial rewards.

Advisory Resolution (Say on Pay)

We are requesting your non-binding, advisory vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s named executives, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables, and related material, is hereby APPROVED.

Voting and Effect of Vote

You may vote FOR, AGAINST, or ABSTAIN on this Item 2. Because your vote is advisory, it will not be binding on our Company, Board, or HRC and will not overrule any decision by our Board or require our Board to take any action. However, our Board values our shareholders’ views on executive compensation matters and will consider the outcome of this vote when making future compensation decisions for named executives.

Board Recommendation

As noted in the Compensation Discussion and Analysis (CD&A) section of this proxy statement, our HRC believes that its 2017 compensation decisions were consistent with our compensation principles, and that the compensation paid to our named executives for 2017 was reasonable and appropriate.

Item 2 – Advisory Resolution to Approve Executive Compensation

Our Board recommends that you vote FOR the advisory resolution to approve the compensation paid to our Company’s named executives, as disclosed in this proxy statement in the CD&A, the compensation tables, and related material.

62      Wells Fargo & Company    2018 Proxy Statement

Executive Compensation

   CD&A Table of Contents

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This CD&A describes our executive compensation philosophy, our 2017 executive compensation program, and our compensation decisions for the current and former executive officers named in the Summary Compensation Table:

Named Executive	Position
Timothy J. Sloan	CEO and President
John R. Shrewsberry	Senior Executive Vice President and CFO
Avid Modjtabai	Senior Executive Vice President, Payments, Virtual Solutions and Innovation
Perry G. Pelos	Senior Executive Vice President, Wholesale Banking
Jonathan G. Weiss*	Senior Executive Vice President, Wealth and Investment Management
David M. Carroll*	Former Senior Executive Vice President, Wealth and Investment Management

*	Mr. Weiss served as head of Wells Fargo Securities from 2014 until he succeeded Mr. Carroll as Senior Executive Vice President, Wealth and Investment Management, effective July 1, 2017. Mr. Carroll retired effective July 31, 2017.

Wells Fargo & Company    2018 Proxy Statement      63

Executive Compensation

2017 Compensation and Financial Performance Overview

2017 COMPENSATION HIGHLIGHTS

The HRC structured a high proportion of our named executives’ 2017 compensation as long-term, performance-based equity that is forward-looking, contingent on financial performance and risk assessments, and subject to substantial holding requirements that extend beyond retirement to further support strong risk management. Performance Share values shown in the table are for awards made in 2017 that will vest at the end of three years based on our Return on Realized Common Equity (RORCE) performance. The Restricted Share Rights (RSRs) shown for Mr. Weiss reflect an award made in 2017 that will vest in equal annual installments over three years. Both the Performance Shares and the RSRs shown are subject to the HRC’s discretion to reduce or eliminate these awards upon the occurrence of specified conditions. This table is not a substitute for, and should be read together with, the Summary Compensation Table, which presents named executive compensation paid, accrued, or awarded for 2017 in accordance with Securities and Exchange Commission (SEC) disclosure rules and includes additional compensation elements and other important information.

Named Executive(1)	Base Salary ($)(2)	Annual Incentive Award ($)(3)	Long-Term Performance Share Award ($)(4)	Long-Term Restricted Share Rights Award ($)(5)	Total ($)
Sloan	2,400,000	0	15,000,000	–	17,400,000
Shrewsberry	1,956,731	950,000	9,000,000	–	11,906,731
Modjtabai	1,750,000	831,250	8,000,000	–	10,581,250
Pelos	1,120,192	593,750	5,000,000	–	6,713,942
Weiss	802,885	2,050,000	2,700,000	850,000	6,402,885
Carroll	1,016,346	484,896	8,000,000	–	9,501,242

(1)	Mr. Weiss served as head of Wells Fargo Securities from 2014 until he succeeded Mr. Carroll as Senior Executive Vice President, Wealth and Investment Management, effective July 1, 2017. Mr. Carroll retired effective July 31, 2017.

(2)	Effective March 5, 2017, the HRC approved an increase in Mr. Shrewsberry’s base salary from $1,750,000 to $2,000,000 to reflect his overall Company leadership responsibilities, including the expansion of his role during 2016 to include oversight of our Technology group. Effective August 6, 2017, the HRC approved an increase in Mr. Weiss’ base salary from $500,000 to $1,250,000 to reflect the responsibilities and the compensation structure associated with his new role.

(3)	A portion of the 2017 annual incentive award amount for Mr. Weiss was paid in RSRs granted on February 26, 2018 that vest over three years.

(4)	Dollar value on February 28, 2017, the date of grant, of 2017 Performance Shares at target. Actual pay delivered or realized for Performance Shares will be determined in the first quarter of 2020 and may range from zero to 150% of the target shares (zero to 125% for Mr. Weiss), plus dividend equivalents, depending on Company performance for 2017 to 2019 and risk assessments.

(5)	Dollar value on December 14, 2017, the date of grant, of RSRs that vest over three years.

2017 Pay Mix

The charts below summarize the percentage of each element of pay shown above, based on the actual annual incentive awards earned and the value of the long-term performance shares (at target) and RSRs at the time of grant for our CEO and for our other named executives as a group.

64      Wells Fargo & Company    2018 Proxy Statement

Executive Compensation

COMPENSATION PRINCIPLES

In deciding 2017 named executive compensation, the HRC continued to be guided by the same four compensation principles that have historically governed its pay decisions for named executives:

1.	Pay for Performance – Link compensation to Company, business line, and individual performance so that superior performance results in higher compensation and inferior performance results in lower compensation;

2.	Foster Risk Management Culture – Structure compensation to promote a culture of prudent risk management consistent with our Company’s Vision and Values;

3.	Attract and Retain Top Executive Talent – Offer competitive pay to attract, motivate, and retain industry executives with the skills and experience to drive superior long-term Company performance; and

4.	Encourage Creation of Long-Term Shareholder Value – Use performance-based long-term stock awards with meaningful and lasting share retention requirements to encourage sustained shareholder value creation.

The following table illustrates how these compensation decisions were tied to our compensation principles:

	Pay for Performance	Foster Risk Management Culture	Attract and Retain Top Executive Talent	Encourage Creation of Long-Term Shareholder Value

Mix of Base Salary and Annual Incentive Opportunity	✓	✓	✓	✓
Long-Term Compensation primarily in the form of Performance Share Awards	✓	✓	✓	✓

High Proportion of At-Risk Compensation	✓	✓		✓

COMPANY 2017 FINANCIAL PERFORMANCE

We had solid financial performance in 2017 as we continued to execute on our plan of building a better bank for the future and to make progress on our efficiency initiatives. We earned $22.2 billion in 2017 with $88.4 billion of revenue. We ended the year with record deposit balances and had the largest loan portfolio of any U.S. bank. Retail bank household retention improved in 2017 and branch “satisfaction with most recent visit” scores were back to the levels we had prior to the sales practices settlements. Credit losses were at historically low levels and capital and liquidity were exceptionally strong. We returned a record $14.5 billion to shareholders through common stock dividends and net share repurchases in 2017, up 16% from 2016.

2017 Company Financial Performance Highlights

•  Net income of $22.2 billion, compared with $21.9 billion for 2016

•  Diluted earnings per share (EPS) of $4.10, compared with $3.99 for 2016

•  Revenue of $88.4 billion, compared with $88.3 billion for 2016

•  Noninterest expense of $58.5 billion, compared with $52.4 billion for 2016

•  Return on assets of 1.15%, compared with 1.16% for 2016

•  Return on equity of 11.35%, compared with 11.49% for 2016

•  Returned $14.5 billion to shareholders through dividends and net share repurchases

•  Strong capital position – Common Equity Tier 1 ratio (fully phased-in) well above the regulatory minimum, including regulatory buffers, and our internal buffer

•  Efficiency ratio of 66.2%, compared with 59.3% for 2016

•  Loans of $956.8 billion, compared with $967.6 billion at year end 2016

•  Deposits of $1.34 trillion, compared with $1.31 trillion at year end 2016

•  Total shareholder return of 13.2%, 6.4%, and 15.3%, respectively, for the 1-, 3- and 5-year periods ended December 31, 2017

Wells Fargo & Company    2018 Proxy Statement      65

Executive Compensation

Governance Framework for Compensation Decisions

In making compensation decisions for our named executives, the HRC applies its discretion within a governance framework that includes consideration of risk management, absolute and relative company performance, business line performance for business line leaders, individual performance, and independent advice.

RISK MANAGEMENT

The HRC’s compensation governance framework includes assessments of the risks inherent in executive compensation practices. The HRC’s risk management assessments involve a number of senior executives from our Company’s risk management, human resources, legal, and compliance functions. As described under Incentive Compensation Risk Management and Team Member Performance Management, our Company continues to strengthen and further enhance the oversight of our executive compensation practices and the scope of its risk management processes. Summarized below are the risk management features of our compensation program for executive officers.

Long-Term, Performance-Based,

and At-Risk Compensation

•  A high proportion of named executives’ compensation is in the form of long-term, performance-based equity.

•  Long-term equity remains at risk until payment, which allows the HRC to assess risk outcomes as they emerge over time.

•  Annual incentive awards are subject to risk assessments and, at the HRC’s discretion, may be paid in the form of long-term equity.

Long-Term Compensation

Risk-Balancing Features

•  Our Performance Shares require achievement of absolute and relative financial performance targets.

•  Performance Shares are denominated in share equivalents based on the Company’s stock price at the time of grant, and thus reflect total shareholder return through the date of distribution.

•  Performance Share awards are reduced if our Company incurs a net operating loss.

•  Equity compensation does not accelerate upon retirement (pays on the original payment schedule).

Compensation Policies Reinforce

Risk Management

•  Our Company’s stock ownership policy applies to executives until one year after retirement.

•  Executive officers are prohibited from pledging Company equity securities in connection with a margin or other similar loan and from derivative and hedging transactions involving Company stock.

•  Equity compensation is subject to forfeiture conditions and clawback provisions that allow the HRC to consider risk outcomes.

Compensation Programs and Individual Performance Evaluations Include Risk Considerations

•  The HRC evaluates our named executives’ performance based on their focus on appropriate risk management practices and compliance with our Code of Ethics and Business Conduct and other policies to maintain individual accountability for risk outcomes and to encourage leadership that aligns with our Vision and Values.

•  The HRC oversees management’s review of our incentive and commission-based compensation practices to ensure pay aligns with our compensation principles, including prudent risk management.

COMPANY PERFORMANCE

The HRC regularly assesses our Company’s absolute performance and its performance relative to peers. This focus on Company performance is demonstrated by the HRC’s decision to tie long-term incentive compensation to Company performance over time. Further, for each fiscal year, the HRC determines threshold performance measures under our Performance Policy that is part of the Long-Term Incentive Compensation Plan (LTICP), at least one of which must be achieved for annual incentives to be earned by named executives. Upon satisfaction of a threshold performance goal, our named executives may be awarded a maximum amount of incentive compensation of 0.2% of our Company’s net income, as adjusted for certain items, or such lesser amount as the HRC determines in its discretion. However, even if one or more threshold performance goals are satisfied, we may not pay annual incentive awards to named executives if our Company does not have positive net income. As described below under HRC Discretion, the HRC retains discretion to adjust or eliminate annual incentive awards.

66      Wells Fargo & Company    2018 Proxy Statement

Executive Compensation

PEER GROUP ANALYSIS

The HRC uses peer group data to inform its decisions regarding the compensation of named executives. For 2017, the HRC continued to use two separate, but overlapping peer groups: (1) the Financial Performance Peer Group, which is a subset of the KBW Bank Sector Index and consists of 11 financial services companies that best match our Company in scope, scale, business model/mix, and geography and with which we most directly compete for financial capital and customers; and (2) the Labor Market Peer Group, which consists of ten companies with which we most directly compete for executive talent based on requisite expertise, knowledge, and experience.

The following tables summarize our peer groups for 2017 and how the HRC used them:

Financial Performance Peer Group
Purpose: Assess our Company’s relative overall financial performance Set and measure RORCE performance for Performance Share awards

Bank of America Corporation

BB&T Corporation

Capital One Corporation

Citigroup Inc.

Fifth Third Bancorp

JPMorgan Chase & Co.

KeyCorp

The PNC Financial Services Group, Inc.

Regions Financial Corporation

SunTrust Banks, Inc.

U.S. Bancorp, Inc.

For 2017, the HRC compared our Company’s financial performance with the Financial Performance Peer Group based on measures commonly used for analyzing financial services companies, including those relating to:

•  profitability, including EPS, revenue, net interest margin, efficiency ratio, operating leverage, and pre-tax pre-provision income;

•  shareholder returns, including return on average common equity, total shareholder return, and price-earnings ratio;

•  balance sheet size and composition, including average total deposits, retail deposit market share, and average loans;

•  credit quality, including nonperforming assets ratios; and

•  capital ratios, including regulatory capital ratios.

The HRC does not have a pre-established formula for scoring and weighting financial measures in evaluating our Company’s performance. The HRC relies on its judgment in evaluating our Company’s overall performance compared to the Financial Performance Peer Group.

Labor Market Peer Group
Purpose: Evaluate overall pay levels and practices for our named executives

American Express Company

Bank of America Corporation

The Bank of New York Mellon Corporation

Citigroup Inc.

The Goldman Sachs Group, Inc.

JPMorgan Chase & Co.

Morgan Stanley

The PNC Financial Services Group, Inc.

State Street Corporation

U.S. Bancorp, Inc.

In considering the 2017 compensation actions for our named executives and to track competitive pay levels and trends generally, the HRC reviewed compensation data for the Labor Market Peer Group. The Labor Market Peer Group companies provide the basis for our competitive compensation comparisons that the HRC considers in establishing the total compensation opportunities for our named executives. The HRC considers total compensation for competitiveness with total compensation for comparable positions and performance at peer companies.

Wells Fargo & Company    2018 Proxy Statement      67

Executive Compensation

BUSINESS LINE PERFORMANCE

The HRC assesses business line performance results in determining annual incentive awards for executives with business line responsibilities, including Messrs. Carroll, Pelos, and Weiss and Ms. Modjtabai. The HRC considers business line financial results, taking into account not only the business line’s performance and its contribution to the Company’s overall performance, but also the quality of those results, such as risks taken to achieve the results, and the difficulty of achieving those results. Success or failure at achieving strategic business line objectives may be factored into the HRC’s executive compensation decisions for these business line leaders. However, the HRC does not base incentive compensation decisions for these named executives solely on business line performance; the HRC believes they must also have a significant stake in the Company’s overall performance to encourage collaboration among business lines and as a check against unnecessary or inappropriate risk-taking at the individual business line level. Due to differences in organizational structure and external business segment reporting, our business lines rarely correspond perfectly to the business lines of Peer Group members. Therefore, the HRC does not compare business unit financial performance with the Financial Performance Peer Group.

INDIVIDUAL PERFORMANCE

The HRC considers the individual performance of the named executives, both as part of an annual assessment and in the Board’s year-round interactions with them. The HRC annually reviews the CEO’s achievement of individual qualitative objectives and the CEO’s assessment of each of our other named executives as part of overall executive compensation decision-making. These objectives include regulatory compliance, risk management accountability, compliance with our policies on information security, and diversity and inclusion objectives, as well as objectives appropriate for each executive’s position and responsibilities. For qualitative performance objectives, including diversity and inclusion goals, the HRC exercises its judgment and discretion in assessing performance. The HRC may adjust or eliminate incentive compensation awards, regardless of the achievement of applicable financial performance goals or individual qualitative objectives, if the HRC determines that a named executive has failed to comply with our policies, including our Code of Ethics and Business Conduct, or does not meet qualitative individual performance goals related to diversity and inclusion.

Our CEO assists the HRC in evaluating performance for those executive officers who reported to him during the year, providing his assessment of each officer’s individual performance, as well as his perspective on his individual performance, the Company’s overall performance, and the contributions of each business line to Company performance. Our CEO makes compensation recommendations to the HRC for these executives. The HRC makes its own determinations regarding our CEO’s individual performance and compensation with input from non-management members of the Board who ratify and approve the CEO’s compensation. The HRC also reviews and evaluates each named executive’s individual performance as part of its responsibilities for talent management and succession planning.

INDEPENDENT COMPENSATION CONSULTANT ADVICE

The HRC is authorized to retain and obtain advice of legal, accounting, or other advisors at our Company’s expense without prior permission of management or our Board. The HRC retained FW Cook to provide independent advice on executive compensation matters for 2017. To help maintain the independence of any consultant retained by the HRC, the HRC is required under its charter to pre-approve all services performed for our Company by FW Cook, other than the services performed for the GNC for non-employee director compensation. The HRC annually reviews the services performed by and the fees paid to FW Cook, and FW Cook does no other work for our Company or management other than to provide consulting services to the GNC, HRC, and Board that are directly related to executive and non-employee director compensation. All services provided to the HRC and our Board in 2017, other than those performed for the GNC for non-employee director compensation, were pre-approved by the HRC. In November 2017, the HRC assessed the independence of FW Cook and its Chairman, George Paulin, who is the lead advisor, and concluded that no conflict of interest exists.

From time to time, FW Cook compiles compensation data for the Labor Market Peer Group, and reviews with the HRC our executive compensation programs generally and compared to those of our Labor Market Peer Group. FW Cook also advises the HRC on the reasonableness of our compensation levels compared to our Labor Market Peer Group, and the appropriateness of our compensation program structure in supporting our business objectives. During 2017, the HRC reviewed data compiled by FW Cook, including FW Cook’s calculations of the 50th, 75th, and 90th percentile amounts of annual salary, annual incentive, long-term equity, and total compensation amounts for Labor Market Peer Group named executives. The HRC used this compensation information, together with any reported changes in Labor Market Peer Group compensation, to help develop a framework for evaluating the competitiveness of the 2017 compensation for our named executives. Mr. Paulin participated in all but one of the regularly scheduled HRC meetings during 2017.

68      Wells Fargo & Company    2018 Proxy Statement

Executive Compensation

HRC DISCRETION

The final element in our compensation governance framework is the HRC’s exercise of business judgment and discretion to make compensation decisions for our named executives after taking into account all other aspects of our framework. There are certain situations where the HRC has no discretion to award incentive compensation, such as when a performance goal required for payment of incentive compensation under our Performance Policy is not met. However, if a threshold performance goal under our Performance Policy is satisfied, the HRC has discretion to decline to make awards or to award less than the maximum amount under the Performance Policy, if in the exercise of its business judgment the HRC determines exercising such discretion would be in the best interests of shareholders. The HRC also has discretion to pay some or all of any earned annual incentive award in stock instead of cash, or to provide for vesting and payment over time.

The HRC believes that our compensation governance framework provides a reliable and structured approach for making pay decisions. The HRC also believes that use of rigid formulas may not always provide the best results for shareholders; therefore, it takes into account all of the factors in our framework when making its compensation decisions. As a result, the HRC uses its discretion to make annual incentive award decisions for our named executives, but informs that discretion based on market and performance considerations, as explained throughout this CD&A.

How the HRC Considers Prior Say on Pay Votes and Investor Feedback

At our Company’s 2017 annual meeting, our shareholders approved the advisory resolution on the 2016 compensation of our named executives by approximately 96% of shares present at the meeting and entitled to vote on the advisory resolution. Our Company, Board, and the HRC pay careful attention to communications received from our shareholders on executive compensation matters, including the say on pay vote. During 2017, the HRC considered feedback received from our major shareholders on our executive compensation program and disclosures through our investor outreach program and the approval by our shareholders of our say on pay resolution in 2017. That feedback was reflected in the HRC’s decision to continue to maintain the overarching framework for our named executives’ compensation for 2017. Additional details on our investor engagement program are provided under Our Investor Engagement Program.

Wells Fargo & Company    2018 Proxy Statement      69

Executive Compensation

Executive Accountability

CLAWBACK AND FORFEITURE POLICIES AND PROVISIONS

Wells Fargo employs multiple clawback and forfeiture policies and provisions that are designed to encourage the creation of long-term, sustainable performance and to discourage our executive officers from taking unnecessary or inappropriate risks that would adversely impact our Company or harm our customers.

Policy/Provision	Trigger for Clawback or Forfeiture	Applicable Compensation	Applicable Population
Unearned Compensation Recoupment Policy	Misconduct by an executive that contributes to our Company having to restate all or a significant portion of its financial statements	Any bonus or incentive compensation that was based on achievement of financial results that were restated downward	Executive officers
Extended Clawback Policy	Incentive compensation was based on materially inaccurate financial information or other materially inaccurate performance metric criteria, whether or not the executive was responsible	Incentive compensation that was based on materially inaccurate financial information or other materially inaccurate performance metric criteria*	Executive officers and certain other highly compensated employees
Equity Award Clawback Provisions	Our equity award agreements and our LTICP provide that all awards are subject to the terms of any applicable clawback policy maintained by Wells Fargo or required by law.	Equity awards granted under the LTICP, for which an applicable Company clawback policy or legal requirement is triggered	All team members who receive Wells Fargo equity awards under the LTICP
Equity Award Forfeiture Provisions

•   Misconduct that has or might reasonably be expected to cause reputation or other harm to our Company or any conduct that constitutes “cause,”

•   Misconduct or commission of a material error that causes or might be reasonably expected to cause significant financial or reputation harm to our Company or the executive’s business group,

•   Improper or grossly negligent failure, including in a supervisory capacity, to identify, escalate, monitor or manage, in a timely manner and as reasonably expected, risks material to our Company or the executive’s business group,

•   An award was based on materially inaccurate performance metrics, whether or not the executive was responsible for the inaccuracy, or

•   Our Company or the executive’s business group suffers a material downturn in financial performance or suffers a material failure of risk management

		Unpaid RSR and Performance Share awards are subject to forfeiture if the HRC determines that a trigger event has occurred	Executive officers and other team members who receive Performance Shares; certain team members who are covered by our ICRM program and receive RSRs rather than cash for a portion of their earned annual incentive or bonus award

*	Our Board may effect reimbursement or recovery by seeking repayment, or by reducing or canceling amounts otherwise payable (subject to applicable law and the terms of the applicable plan or arrangement).

70      Wells Fargo & Company    2018 Proxy Statement

Executive Compensation

EXECUTIVE ACCOUNTABILITY ACTIONS TAKEN DURING 2016 AND 2017

As described in our 2017 proxy statement, our Board and the HRC took decisive actions to promote executive accountability in response to unacceptable retail banking sales practices, which included:

•	Our former CEO, John G. Stumpf forfeited all of his unvested equity awards, worth approximately $41 million.

•	Carrie L. Tolstedt, former head of our Community Bank, left our Company and forfeited all of her unvested equity awards, worth approximately $19 million.

•	None of the executive officers named in our 2017 proxy statement, nor any of the other members of our Operating Committee who were in place before it was reconstituted in November 2016, received an annual incentive award for 2016.

•	The HRC reduced by approximately $26 million the payout on the 2014 Performance Shares held by the eight members of our Operating Committee who were in place before it was reconstituted in November 2016, and reduced by 20% to 40% the payout on all 2014 Performance Shares held by other senior managers.

In addition, in April 2017, at the conclusion of our Board’s independent investigation into our retail banking sales practices, our Board took additional compensation actions related to Mr. Stumpf and Ms. Tolstedt. In Mr. Stumpf’s case, our Company clawed back compensation of approximately $28 million (the value at the time of distribution in March 2016 of shares issued to him following vesting of his 2013 Performance Share award). In Ms. Tolstedt’s case, our Company caused to be forfeited all of her outstanding stock options (valued at approximately $47 million based on the closing price of our common stock on April 7, 2017). As noted above, Ms. Tolstedt previously forfeited her unvested equity awards.

DISCLOSURE OF FUTURE CLAWBACKS

In the future, if our Board or the HRC decides to clawback compensation following a determination that a senior executive has engaged in misconduct, including in a supervisory capacity, that results in significant financial or reputation harm to our Company or in a material financial restatement, our Board or the HRC will determine whether and to what extent public disclosure of information regarding such clawback, including the amount of compensation and the executive(s) impacted, is appropriate, subject to applicable legal and contractual restrictions, including privacy laws.

Wells Fargo & Company    2018 Proxy Statement      71

Executive Compensation

Compensation Elements

For 2017, our Company’s executive compensation program consisted of the following elements:

Element	Purpose	Key Characteristics
Base Salary	• Provides fixed compensation reflecting the executive’s experience and level of responsibility • Decreases focus on short-term risk taking	• Paid in cash • Can be adjusted based on competitive market conditions
Annual Incentive Award	• Rewards annual Company, business line, and/or individual performance

•   Threshold performance criteria, award opportunity, and structure established by the HRC

•   Payout determined after end of year

•   Paid in cash or in a combination of cash and stock that vests over three years

Long-Term Compensation	• Aligns management and shareholder interests • Emphasizes performance-based culture • Creates strong long-term performance incentive, ownership, and retention tool

•   Annual awards delivered as performance shares

¡   HRC determines performance criteria, with 2017 grants tied to 3-year RORCE compared to the Financial Performance Peer Group, subject to absolute performance levels

¡   May vest from zero to 150% of target

¡  Amount reduced if net operating loss during any year of performance period

•   Off-cycle awards delivered as RSRs

•   Subject to forfeiture conditions and stock ownership policy

•   Accrues dividend equivalents

Voluntary Deferred Compensation	• Provides financial planning opportunity • Allows executive to defer compensation and select time of payout	• Accounts earn a return based on investment options comparable to 401(k) Plan • Allows Company contributions that otherwise would have been made to 401(k) Plan
Benefit Programs	• Offers same health and welfare benefits that are provided to all Company employees on the same terms

•   401(k) Plan with Company match and discretionary profit sharing contributions

•   Company health insurance, life insurance, and severance plans (employees pay certain costs for health and life insurance)

Perquisites and Other Compensation	• Enhance personal security and productivity	• Limited; de minimis overall absolute value

Compensation Decisions for Named Executives

The HRC took the compensation actions described below for the named executives in 2017. The HRC’s decision-making was conducted within the compensation governance framework described above.

2017 ANNUAL BASE SALARIES

Effective March 5, 2017, the HRC increased Mr. Shrewsberry’s base salary from $1,750,000 to $2,000,000 to reflect his overall Company leadership responsibilities, including the expansion of his role during 2016 to include oversight of our Technology group. Effective August 6, 2017, the HRC approved an increase in Mr. Weiss’s base salary from $500,000 to $1,250,000 to reflect the responsibilities and the compensation structure associated with his new role. The other named executives’ base salaries remained unchanged during 2017.

72      Wells Fargo & Company    2018 Proxy Statement

Executive Compensation

2017 ANNUAL INCENTIVE AWARDS

In accordance with the performance measures under our Performance Policy under the LTICP, the HRC established two alternative Performance Policy goals as a precondition to our named executives earning 2017 annual incentive awards:

Corporate Financial Objectives Under Performance Policy
(1) EPS of at least $3.00 or (2) RORCE of at least the median of the Financial Performance Peer Group

The Company’s actual results exceeded both of these Performance Policy goals for 2017 with EPS of $4.10 and RORCE of 11.2%, which is above the median RORCE in the Financial Performance Peer Group (8.9%). Satisfaction of the Performance Policy goals gave the HRC the authority under the Performance Policy to award 2017 incentive compensation to our named executives of up to 0.2% of the Company’s 2017 net income (or $44.4 million based on net income of $22.2 billion), or such lesser amount as the HRC in its discretion determines.

In considering annual incentive compensation for the named executives and in exercising its discretion to pay less than the maximum permitted by the Performance Policy, the HRC established target and maximum incentive award opportunities of 5O% and 100% of base salary, respectively, for our named executives, except as described below for Messrs. Sloan and Weiss.

The HRC did not establish a pre-determined target and maximum opportunity for Mr. Sloan to retain greater discretion in determining his annual incentive award. The HRC established qualitative performance objectives for Mr. Sloan regarding strategic leadership, financial discipline and accountability, culture, risk management, talent development, succession planning, and his role in driving and leading our efforts to build and sustain a diverse and inclusive culture, articulating the Company’s mission, strategic vision and accomplishments to stakeholders, and offering national leadership on relevant Company and industry issues.

Mr. Weiss served as head of Wells Fargo Securities (WFS) until July 1, 2017, when he succeeded Mr. Carroll as head of Wealth and Investment Management (WIM). Effective August 6, 2017, consistent with the responsibilities and compensation structure of Mr. Weiss’s new role, for the remainder of the year, the HRC increased his base salary from $500,000 to $1,250,000 and reduced his target incentive opportunity from 550% to 50% and his maximum incentive opportunity from 825% to 100% of base salary.

Annual Incentive Award Considerations

In determining 2017 annual incentive awards for our named executives, the HRC considered information pertaining to the factors described above under Governance Framework for Compensation Decisions. Other than achievement of one of the alternative Performance Policy goals described above, which was a precondition to payment of 2017 annual incentive awards to our named executives, the HRC did not assign greater importance or weight to any one factor in its decision-making process. In addition, although the HRC reviewed compensation data for similarly situated executives in the Labor Market Peer Group to assess the competitiveness of the Company’s overall pay and compensation mix, it did not make a separate preliminary determination of an annual incentive award amount and then adjust it to reflect the Labor Market Peer Group data.

The HRC considered the following factors, among others, in making 2017 annual incentive award determinations for our named executives. The HRC’s consideration of these factors reflected Mr. Sloan’s self-assessment and his assessment of the other named executives.

All Named Executives

•	The Company’s 2017 consolidated financial performance, including:

¡	revenue of $88.4 billion, net income of $22.2 billion, diluted EPS of $4.10, noninterest expense of $58.5 billion, and efficiency ratio of 66.2%

¡	return on equity of 11.35%, return on assets of 1.15%, and total shareholder return of 13.2%

¡	historically low credit losses and continued strong capital and liquidity levels

¡	one-, three- and five-year performance compared with the Financial Performance Peer Group on the measures described above under Governance Framework for Compensation Decisions – Peer Group Analysis – Financial Performance Peer Group, including:

∎	growth in EPS, revenue, deposits, and loans

∎	net interest margin, operating leverage, efficiency ratio, retail deposit market share, non-performing assets as a percentage of total loans, capital levels, and return on equity

•	The Company’s progress on key risk-management and regulatory compliance matters and the work remaining to be completed

Wells Fargo & Company    2018 Proxy Statement      73

Executive Compensation

Timothy J. Sloan, President and CEO

Mr. Sloan recommended that the HRC and Board not award him an annual incentive for 2017 based on his ultimate responsibility, as CEO, for our Company’s performance, which included significant but incomplete progress on addressing compliance and operational risk-management issues. In concurring with this recommendation and assessment, the HRC and Board recognized the Company’s solid financial performance, as well as Mr. Sloan’s continued leadership on the Company’s top priority of rebuilding trust and building a better bank and his performance in achieving his 2017 individual qualitative performance objectives.

John R. Shrewsberry, Senior Executive Vice President and CFO
•	The Company’s 2017 consolidated financial performance

•	Breadth of responsibilities, which include Enterprise Information Technology, Strategic Planning, and Corporate Development, in addition to the Company’s accounting and finance functions

•	Leadership in the Company’s achievement of a number of 2017 financial and strategic priorities, including submitting a successful capital plan as part of the Comprehensive Capital Analysis and Review, submitting a successful resolution plan (living will), maintaining the Company’s strong capital and liquidity positions, and returning more capital to our stockholders

•	Progress on the Company’s longer-term expense reduction initiatives

•	Achievement in 2017 of key milestones on important enterprise risk initiatives under his responsibility and the significant work in process

•	Progress in 2017 on Finance group risk initiatives with more work to be completed

Avid Modjtabai, Senior Executive Vice President, Payments, Virtual Solutions and Innovation (PVSI)
•	The Company’s 2017 consolidated financial performance

•	PVSI’s 2017 operating performance, including growth in debit and credit card purchase volumes, and in credit card balances

•	Ongoing development and rollout of digital and other technologies that enhance the customer experience

•	Collaboration with other business leaders in developing and implementing an integrated consumer strategy

•	Progress in 2017 on PVSI group risk initiatives with more work to be completed

Perry G. Pelos, Senior Executive Vice President, Wholesale Banking

•	The Company’s 2017 consolidated financial performance

•	Wholesale Banking’s 2017 operating performance, including growth in loans and deposits and continued exceptional credit performance

•	Successful divestitures of certain non-core Wholesale Banking businesses

•	Progress in 2017 on Wholesale Banking risk initiatives and addressing regulatory compliance matters with more work to be completed on both

Jonathan G. Weiss, Senior Executive Vice President, Wealth and Investment Management
•	The Company’s 2017 consolidated financial performance

•	WIM’s 2017 operating performance, including growth in revenue, net income, loans and deposits

•	WFS’s 2017 operating performance, which was impacted by sluggish customer trading activity and a challenging loan syndication market

•	Successful leadership transitions for both WIM and WFS

•	While leading the group, progress in 2017 on WIM and WFS group risk initiatives with more work to be completed

•	The different compensation structure for Mr. Weiss as head of WFS (discussed above)

David M. Carroll, Former Senior Executive Vice President, Wealth and Investment Management
•	The Company’s 2017 consolidated financial performance

•	WIM’s 2017 operating performance, including growth in revenue, net income, loans and deposits

•	Successful leadership transition for WIM

•	While head of WIM, progress in 2017 on WIM group risk initiatives with more work to be completed

74      Wells Fargo & Company    2018 Proxy Statement

Executive Compensation

For named executives with business line responsibilities, the HRC considered business line operating performance, including as described above, but did not determine annual incentive compensation for those named executives or adjust their annual incentive compensation based on whether specific business line numerical financial targets were achieved and, therefore, performance against specific business line numerical financial targets was not a material determinant of 2017 annual incentive award decisions for these named executives. Consistent with the process described above in Governance Framework for Compensation Decisions, the HRC, in its discretion, considered business line financial results not in isolation or with a predetermined or set importance or weight but holistically, in the context of the business line’s contribution to the Company’s overall financial performance, the difficulty of achieving the results in the particular economic, regulatory or strategic environment, the quality of the results from a risk management perspective, and the degree of collaboration and teamwork among business lines.

Annual Incentive Award Decisions

Upon consideration of the performance of the named executives, including the factors set forth above, the HRC approved 2017 annual incentive awards as described below. The HRC decided to pay a portion of any 2017 annual incentive award over $1 million in RSRs that vest ratably over three years. The HRC structured the payment in this manner to properly balance growth initiatives and appropriate risk-taking, and to be consistent with the Company’s emphasis on long-term incentives. The HRC also believes the payment of a portion of a named executive’s annual incentive award over $1 million in the form of an RSR award that vests over time and is subject to forfeiture conditions, as well our stock ownership policy, helps mitigate risks inherent in annual incentive compensation.

Named Executive	Cash Annual Incentive Award ($)	RSR Annual Incentive Award ($)	Total Annual Incentive Award ($)
Sloan	0	–	0
Shrewsberry	950,000	–	950,000
Modjtabai	831,250	–	831,250
Pelos	593,750	–	593,750
Weiss	1,700,000	350,000	2,050,000
Carroll	484,896	–	484,896

2017 LONG-TERM INCENTIVE COMPENSATION

Performance Share Awards

The HRC awarded long-term incentive compensation under the LTICP in the form of Performance Shares granted in February 2017 to all named executives, as follows:

Named Executive	Target Value of Performance Shares	Target Number of Performance Shares	Number of Performance Shares that may be Earned Based on RORCE Performance Criteria
Sloan	$15,000,000	259,157	0 –150%* of Target Performance Shares Granted, plus dividend equivalents reinvested during the vesting period
Shrewsberry	$9,000,000	155,495
Modjtabai	$8,000,000	138,218
Pelos	$5,000,000	86,386
Weiss	$2,700,000	46,649
Carroll	$8,000,000	138,218

*	0 – 125% for Mr. Weiss, who was not an executive officer at the time of grant.

Wells Fargo & Company    2018 Proxy Statement      75

Executive Compensation

•	Performance Share Metrics. Each Performance Share entitles the holder to receive one share of Company common stock upon vesting plus dividend equivalents on the final number of earned and vested Performance Shares reinvested as additional Performance Shares from the date of grant and subject to the same vesting terms. The 2017 Performance Share awards are scheduled to vest in the first quarter of 2020 based on the average of our Company’s RORCE over the three-year performance period ending December 31, 2019, both relative to the Financial Performance Peer Group and subject to absolute performance levels. The final number of earned and vested Performance Shares is subject to adjustment upward to a maximum of 150% (125% for Mr. Weiss) of the original target number granted, or downward to zero, and is also subject to adjustment in the event of a net operating loss and to forfeiture by the HRC, as described below.

RORCE, as defined in the LTICP, means the net income of our Company as reported in our consolidated financial statements (and subject to possible adjustments as provided in the LTICP or the applicable form of award agreement), on an annualized basis less dividends accrued on outstanding preferred stock, divided by our Company’s average total common equity excluding average accumulated comprehensive income as reported in our consolidated financial statements for the relevant performance period.

Absolute RORCE Performance. If our Company’s three-year average RORCE is equal to or greater than the specified maximum absolute performance level, the 2017 Performance Share award would result in vesting at maximum. If our Company’s three-year average RORCE is below the threshold absolute performance level, then the award would result in no payout.

If Company RORCE is:	Then, Award % Vesting is:
Average three-year RORCE is greater than or equal to 15%	150%(1) x NOL-Adjusted Target Award Number (NOL adjustment is described below)
Average three-year RORCE is less than 2%	Does not vest

Relative RORCE Performance. If our Company’s three-year average RORCE is less than 15%, but equal to or greater than 2%, the 2017 Performance Share award would vest based on our Company’s relative performance among the companies in the Financial Performance Peer Group.

If Company RORCE is:	Then, Award % Vesting is:
Top Quartile Ranking of 75% or more	150%(1) x NOL-Adjusted Target Award Number
Second Quartile Ranking of 50% or more	100% to <150%(1)(2) x NOL-Adjusted Target Award Number
Third Quartile Ranking of 25% or more	50% to <100%(2) x NOL-Adjusted Target Award Number
Bottom Quartile Ranking below 25% (provided not lowest ranked)	0% to <50%(2) x NOL-Adjusted Target Award Number

(1)	125% for Mr. Weiss, who was not an executive officer at the time of grant.

(2)	Award percentage vesting is interpolated on a straight-line basis.

Net Operating Loss Adjustment. For any year in the three-year performance period that our Company incurs a net operating loss, the target number of Performance Shares will be reduced by one-third. For purposes of the Performance Share awards, net operating loss (NOL) means a loss that results from adjusting a net loss as reported in our consolidated financial statements to eliminate the effect of the following items, each determined based on generally accepted accounting principles: (1) losses resulting from discontinued operations; (2) extraordinary losses; (3) the cumulative effect of changes in generally accepted accounting principles; and (4) any other unusual or infrequent loss that is separately identified and quantified.

•	Forfeiture Conditions. The HRC incorporates additional forfeiture conditions in Performance Share and RSR awards granted to our named executives to further balance risk and to reward our executives for focusing on long-term performance in a manner consistent with appropriate risk management practices and outcomes. The HRC has full discretion to cause the executives to forfeit all or a portion of unpaid Performance Share and RSR awards upon the occurrence of specified conditions, including behavior that may have caused a material financial restatement or material reputation harm to our Company, as discussed above under Executive Accountability.

76      Wells Fargo & Company    2018 Proxy Statement

Executive Compensation

•	Stock Ownership Policy. Consistent with our stock ownership policy, and as a condition to receiving Performance Share and RSR awards, each named executive has agreed to hold, while employed by our Company and for at least one year after retirement, shares of our common stock equal to at least 50% of the after-tax shares (assuming a 50% tax rate) acquired upon exercise or vesting of equity awards, up to a maximum shareholding requirement of ten times the executive’s base salary. This holding restriction is intended to align our named executives’ interests with our shareholders’ interests over the long-term and to mitigate compensation-related risk.

RSR Award

In December 2017, the HRC awarded Mr. Weiss 14,354 RSRs with a fair market value of approximately $850,000 in connection with the transition from his role as head of Wells Fargo Securities to his new position as Senior Executive Vice President, Wealth and Investment Management (WIM). The award will vest in three equal annual installments beginning on the first anniversary of the grant date and is subject to the forfeiture conditions described above. The award is consistent with the compensation structure for the Company’s senior executives, which emphasizes long-term equity compensation that is at risk until payment. Also consistent with this compensation structure, effective August 6, 2017, following Mr. Weiss’ appointment as head of WIM, the HRC increased Mr. Weiss’ base salary from $500,000 to $1,250,000 and reduced his target incentive opportunity from 550% to 50% and his maximum incentive opportunity from 825% to 100% of base salary for the remainder of the year.

Performance Shares Outstanding During 2017

The Performance Shares granted to our named executives during 2014, 2015, and 2016 had the same absolute and relative performance measures as the 2017 Performance Shares, as described above under 2017 Long-Term Incentive Compensation. For these four Performance Share awards that our named executives had outstanding in 2017, any amounts earned are summarized below:

Performance Shares Outstanding During 2017
	2014 Performance Shares (2014-2016 Performance Period)			2015 Performance Shares (2015-2017 Performance Period)		2016 Performance Shares (2016-2018 Performance Period)	2017 Performance Shares (2017-2019 Performance Period)
Name	Potential Payout	Earned	Actual Payout	Potential Payout	Earned and Actual Payout	Potential Payout	Potential Payout
Sloan	0-150%	150%	75%	0-150%	150%	0-150%	0-150%
Shrewsberry	0-125%	125%	75%	0-150%	150%	0-150%	0-150%
Modjtabai	0-150%	150%	75%	0-150%	150%	0-150%	0-150%
Pelos	0-125%	125%	100%	0-125%	125%	0-125%	0-150%
Weiss		n/a		0-125%	125%	0-125%	0-125%
Carroll	0-150%	150%	75%	0-150%	150%	0-150%	0-150%

For the Performance Shares granted in February 2014, the maximum payout value (150% of target for Messrs. Sloan and Carroll and Ms. Modjtabai; 125% of target for Messrs. Shrewsberry and Pelos) was earned based on the HRC’s certification in February 2017 of our Company’s average RORCE performance of 12.7%, which resulted in a ranking equal to or greater than the 75th percentile compared with peers. However, in February 2017, the HRC reduced the payout to 75% of target for Messrs. Sloan, Shrewsberry, and Carroll and Ms. Modjtabai, and to 100% of target for Mr. Pelos, based on the accountability of all those in senior management for the overall operational and reputation risk of our Company.

For the Performance Shares granted in February 2015, the maximum payout value (150% of target for Messrs. Sloan, Shrewsberry and Carroll and Ms. Modjtabai; 125% of target for Messrs. Pelos and Weiss) was earned based on the HRC’s certification in February 2018 of our Company’s average RORCE performance of 11.9%, which resulted in a ranking equal to or greater than the 75th percentile compared with peers.

The payout value for the Performance Shares granted in February 2016 and 2017 will be determined in the first quarter following the performance period, based on the HRC’s certification in the first quarter of 2019 and 2020, respectively, of our Company’s average RORCE against the pre-established goals, subject to downward adjustment by 1/3 for each year our Company incurs a net operating loss, and subject to forfeiture conditions, as described under Executive Accountability.

For additional information about the terms of these awards and the reduced payout for the performance shares granted in February 2014, see the CD&A discussion above, the narrative discussion following the Grants of Plan-Based Awards Table, footnotes (3) and (4) to the Outstanding Equity Awards at Fiscal Year-End Table, and our prior year proxy statements.

Wells Fargo & Company    2018 Proxy Statement      77

Executive Compensation

Performance Shares Granted in 2018

For Performance Shares granted in 2018 to our named executives, the HRC increased the required absolute RORCE performance level for payout from 2% to 5% and determined that, for an award to pay out above 125% based on the Company’s RORCE, the Company’s total shareholder return for the performance period must be in the top quartile of the Financial Performance Peer Group.

Other Compensation Components

RETIREMENT AND OTHER BENEFIT PROGRAMS

Our named executives are eligible for the same benefits generally available to all team members, including health, disability, and other benefits, and our Company 401(k) Plan (with a Company match and potential discretionary profit sharing contribution). Our Company matched up to 6% of eligible participants’ certified compensation during 2017 and, in January 2018, the HRC authorized a discretionary profit sharing contribution of 1% of each eligible participant’s certified compensation under our Company 401(k) Plan based on our Company’s 2017 financial performance.

Employees hired prior to July 1, 2009 participate in our Company’s qualified Cash Balance Plan, which was frozen in July 2009. Certain of our named executives, together with team members whose covered compensation exceeds Internal Revenue Code limits for qualified plans, also participated in our nonqualified Supplemental 401(k) and Supplemental Cash Balance Plans prior to those plans being frozen in July 2009. Following the freezing of the plans, our Company no longer makes additional contributions for participants in these plans, although additional investment income continues to accrue to participants’ individual accounts at the rates provided for in the plans.

Named executives and certain other highly compensated team members also can participate in our Deferred Compensation Plan. Subject to IRS limitations, this plan also provides for supplemental Company matching and profit sharing contributions for any compensation deferred into the Deferred Compensation Plan by plan participants, including named executives, that otherwise would have been eligible for a matching or profit sharing contribution under our Company’s 401(k) Plan.

The HRC believes these programs are similar to and competitive with those offered by our Labor Market Peer Group. We provide information about the benefits under these plans in the 2017 Pension Benefits table and 2017 Nonqualified Deferred Compensation table and related footnotes and narratives.

PERQUISITES AND OTHER COMPENSATION

The HRC has intentionally limited perquisites to executive officers. For example, we do not provide executive officer benefits for relocation-related home purchase expenses and reimbursements for financial planning services, automobile allowance, club dues, and parking. For security or business purpose, we provide a car and driver to our CEO and from time to time to certain other executives, primarily for business travel and occasionally for commuting. In addition, the HRC may from time to time approve security measures, including residential security systems and services, if determined to be in the business interests of our Company for the safety and security of our executives and other team members. In 2017, our Company paid for the cost of assessing residential security, for regular maintenance of previously installed home security systems, and for new systems for certain of our executive officers. From time to time we may pay the cost, if any, for a named executive’s spouse to attend a Wells Fargo business-related event where spousal attendance is expected or customary, including allowing an executive’s spouse to travel on our corporate aircraft for a Wells Fargo business purpose.

POST-RETIREMENT ARRANGEMENTS

We do not have employment or other severance agreements with our named executives. We have a plan that provides salary continuation for team members, including named executives, who are discharged under the circumstances stated in that plan, such as following a reduction in force or other elimination of a team member’s position. Mr. Carroll did not receive any salary continuation, severance payments, or retirement enhancements in connection with his separation from our Company during 2017, although he did receive payment for his accrued but unused paid time off.

Tax Considerations

Section 162(m) of the Internal Revenue Code generally limits the deductibility of compensation paid to certain executive officers in excess of $1 million during a year. The exemption from Section 162(m)’s deduction limit for certain performance-based compensation has generally been repealed, effective for years beginning after December 31, 2017, and the group of covered executive officers has been expanded to include the chief financial officer and certain former executive officers. Therefore, compensation (including performance-based compensation) paid to covered executive officers in excess of $1 million in calendar year 2018 and subsequent calendar years generally will not be deductible unless it qualifies for transition relief applicable to certain written binding contracts in effect on November 2, 2017 which are not modified in any material respect on or after such

78      Wells Fargo & Company    2018 Proxy Statement

Executive Compensation

date. Given the uncertain scope of the transition relief and the absence of rulemaking at this time, the impact of the elimination of the performance-based compensation exemption from Section 162(m) with respect to outstanding performance awards and other pre-2018 performance incentives paid after 2017 is not yet known.

The HRC has considered the impact of Section 162(m) as well as other tax and accounting consequences when determining named executive compensation, although tax deductibility was not the primary factor used by the HRC in setting compensation and the HRC expects that Section 162(m) will become less of a factor with the repeal of the performance-based compensation exemption. The HRC sets named executive compensation in accordance with our four compensation principles and within the governance framework described in this CD&A and expects that it will grant awards and provide for compensation for named executives that will not be deductible under Section 162(m) when it determines that such arrangements are in the best interests of the Company and its shareholders.

Conclusion

The HRC believes that the 2017 compensation decisions for our named executives were consistent with our four compensation principles, reasonable, and appropriate.

COMPENSATION COMMITTEE REPORT

In its capacity as the compensation committee of our Board, the HRC has reviewed and discussed with management the CD&A that immediately precedes this report. Based on this review and these discussions, the HRC has recommended to our Board that the CD&A be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.

Members of the Human Resources Committee:
Lloyd H. Dean, Chair John S. Chen Donald M. James	Karen B. Peetz Ronald L. Sargent

Wells Fargo & Company    2018 Proxy Statement      79

Executive Compensation

EXECUTIVE COMPENSATION TABLES

2017 Summary Compensation Table

The following table, accompanying footnotes, and narrative provide information about compensation paid, accrued, or awarded to the Company’s named executives for the years indicated.

Name and Principal Position(1)	Year	Salary ($)(2)	Stock Awards ($)(3)(4)(5)	Non-Equity Incentive Compensation ($)(6)	Change in Pension Value and Nonqualified Deferred Compensation- Earnings ($)(7)(8)	All Other Compensation ($)(9)	Total ($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)

Timothy J. Sloan CEO and President	2017	2,400,000	15,000,007	0	56,749	107,258	17,564,014
	2016	2,329,502	10,500,038	0	166,624	18,550	13,014,714
	2015	2,000,000	8,000,084	1,000,000	20,054	18,550	11,038,688

John R. Shrewsberry Sr EVP, Chief Financial Officer	2017	1,956,731	9,000,051	950,000	14,708	18,900	11,940,390
	2016	1,741,188	7,500,041	0	16,913	18,550	9,276,692
	2015	1,700,000	6,500,036	850,000	3,395	18,550	9,071,981

Avid Modjtabai	2017	1,750,000	8,000,058	831,250	24,764	18,900	10,624,972
Sr EVP, Payments, Virtual Solutions and Innovation	2016	1,741,188	7,500,041	0	30,269	18,550	9,290,048
	2015	1,700,000	6,500,036	850,000	9,254	18,550	9,077,840

Perry G. Pelos	2017	1,120,192	5,000,022	593,750	18,777	18,900	6,751,641
Sr EVP, Wholesale Banking

Jonathan G. Weiss	2017	802,885	3,550,088	2,064,102	11,958	18,900	6,447,933
Sr EVP, Wealth and Investment Management

David M. Carroll	2017	1,016,346	8,000,058	484,896	156,957	64,998	9,723,255
Former Sr EVP, Wealth and Investment Management	2016	1,741,188	7,500,041	0	152,186	18,550	9,411,965
	2015	1,700,000	6,500,036	850,000	25,620	18,550	9,094,206

(1)	Mr. Weiss served as head of Wells Fargo Securities from 2014 until he succeeded Mr. Carroll as Senior Executive Vice President, Wealth and Investment Management, effective July 1, 2017. Mr. Carroll retired effective July 31, 2017. To comply with SEC rules, we include compensation information for Mr. Carroll, who would have been considered a named executive had he remained an executive officer as of December 31, 2017.

(2)	Effective March 5, 2017, the HRC approved a base salary increase for Mr. Shrewsberry from $1,750,000 to $2,000,000. Effective August 6, 2017, the HRC approved a base salary increase for Mr. Weiss from $500,000 to $1,250,000.

(3)	For 2017, the stock awards included in column (e) include: (i) for all named executives, the 2017 Performance Shares which are scheduled to vest, if at all, in the first quarter of 2020, subject to our achievement of certain financial performance for the three-year period ending December 31, 2019 and the awards’ forfeiture conditions; and (ii) for Mr. Weiss, RSRs granted on December 14, 2017, which are scheduled to vest in three equal annual installments beginning on December 15, 2018.

(4)	Under the applicable FASB ASC Topic 718 rules, the 2017 Performance Shares’ “grant date” will not be determined until after the conclusion of the performance period, and for the RSRs, until the applicable vesting date, because the HRC has the discretion to cause all or a portion of any unpaid award to be forfeited upon the occurrence of certain trigger events. As a result, the total amount reported in column (e) above represents the fair value of each of the Performance Share and RSR awards on its respective “service inception date” (i.e., the date the HRC approved each award), based: (i) for Performance Shares, upon the then-probable outcome of the RORCE performance condition (i.e., the target value of the awards); and (ii) for RSRs, upon the full number of shares subject to the award. See Notes 1 and 19 to our 2017 financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017, regarding assumptions underlying the valuation of these awards.

Accordingly, the amounts included in column (e) for 2017 include: (i) for the Performance Share awards, the fair value of the award on February 28, 2017, the service inception date, calculated by multiplying the target number of shares subject to the award by $57.88, the NYSE closing price per share on that date; and (ii) for the RSRs, the fair value of the award on December 14, 2017, the service inception date, calculated by multiplying the full number of shares subject to the award by $59.22, the NYSE closing price on December 14, 2017. The target number of Performance Shares, as reflected in the Grants of Plan-Based Awards table, is the number of shares that would be earned for achieving the absolute performance threshold and median performance relative to peers for the performance period, assuming no forfeiture pursuant to the HRC’s exercise of its discretion.

80      Wells Fargo & Company    2018 Proxy Statement

Executive Compensation

(5)	The Performance Shares included in column (e) for 2017 and discussed above are subject to adjustment upward (to a maximum of 125% of the target award for Mr. Weiss and 150% of the target award for each other named executive) or downward (to zero) depending upon the achievement of certain absolute and relative performance conditions based on the average of our RORCE for the three fiscal years ending on December 31, 2017, 2018, and 2019, and subject to further downward adjustment by 1/3 in the event our Company incurs a net operating loss for any year in the three-year performance period, and subject to the HRC’s discretion to cause the forfeiture of the awards.

Assuming (1) that our Company’s performance during the measurement period for the 2017 Performance Share awards results in the maximum number of Performance Shares vesting, and (2) the HRC does not exercise its discretion to cause the forfeiture of the Performance Shares, the named executives would be entitled to receive the following number of Performance Shares, together with related dividend credits payable in the form of additional Performance Shares, having the related total service inception date fair value shown after his or her name: Mr. Sloan—388,735 Performance Shares, $22,499,982; Mr. Shrewsberry—233,242 Performance Shares, $13,500,047; Ms. Modjtabai—207,327 Performance Shares, $12,000,087; Mr. Pelos—129,579 Performance Shares, $7,500,033; Mr. Weiss—58,311 Performance Shares, $3,375,041; and Mr. Carroll—207,327 Performance Shares, $12,000,087.

Additional information about the Performance Shares appears in our CD&A and in the Grants of Plan-Based Awards table, footnotes, and related narrative.

(6)	Amounts shown in column (f) for 2017 reflect the annual incentive awards paid or awarded in February 2018 based on 2017 performance for each named executive. A portion of Mr. Weiss’ award was paid in the form of 5,837 RSRs scheduled to vest in three equal annual installments beginning on March 15, 2019. Although the RSRs were granted in 2018, they reflect compensation for 2017 performance. The amount shown for Mr. Weiss for 2017 also includes $14,102 in investment earnings on an annual incentive award granted to him in 2014 under the Company’s Long-Term Compensation Award Plan (the LTCAP) prior to his becoming a named executive. Under the terms of the LTCAP, a participant may invest an award’s unvested portion in investment options that generally mirror those under our Company’s 401(k) Plan. Mr. Weiss’ 2014 award vested over a period of three years; $14,102 represented the investment earnings portion of the third and last installment ($667,301) of the 2014 award paid to him in April 2017.

As shown in column (f) for 2016, none of our named executives for whom 2016 compensation disclosure is required earned an annual incentive award. Amounts shown in column (f) for 2015 reflect the annual incentive awards paid or awarded in February 2016 based on 2015 performance.

(7)	Amounts shown in column (g) for 2017 represent the change in the actuarial present value of each named executive’s pension benefits under our Cash Balance and Supplemental Cash Balance Plans from December 31, 2016. All benefits under these plans were frozen in July 2009, and no additional retirement benefit has accrued to any named executive since that date. We are required by SEC rules to show the change in the amount included in column (g) generally using the same actuarial method and assumptions we use for financial accounting purposes to calculate the current value of a future pension benefit payout as described in footnote (2) to the Pension Benefits table below. Information about the actuarial and other assumptions used to compute the value of pension benefits for our named executives is discussed in Note 1 (Summary of Significant Accounting Policies—Pension Accounting) and Note 21 (Employee Benefits and Other Expenses—Pension and Postretirement Plans) to our 2017 financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017, and under 2017 Pension Benefits below, including in footnotes (2) and (3) to the 2017 Pension Benefits table. In addition to $143,673 for the change in the actuarial present value of Mr. Carroll’s pension benefits, the amount shown for Mr. Carroll also includes above-market interest earned on compensation previously deferred under certain frozen Wachovia deferred compensation plans. See footnote (8) below and the table, footnotes, and related narrative under 2017 Nonqualified Deferred Compensation for additional information regarding Mr. Carroll’s deferred compensation.

(8)	Except as described below for Mr. Carroll, none of the named executives received any above-market or preferential earnings on deferred compensation for the years shown, and therefore no earnings on deferred compensation are included in column (g) pursuant to SEC rules, other than for Mr. Carroll. The amount shown for Mr. Carroll includes above-market interest of $13,284 earned on amounts deferred by him under the Wachovia Deferred Compensation Plan I and the Wachovia Deferred Compensation Plan II (the Wachovia Deferred Compensation Plans I and II) calculated at a rate per annum equal to the prime rate averaged over four quarters plus 2%. The Wachovia Deferred Compensation Plans I and II were frozen prior to the Wachovia merger, and neither Mr. Carroll nor any other participants may make additional deferrals under, nor may any new team members participate in, these plans, although interest will continue to accrue on previously deferred amounts.

(9)	For each named executive, “All Other Compensation” for 2017 includes a Company matching contribution of $16,200 under our Company’s 401(k) Plan, and a profit sharing contribution made in 2018 for 2017 of $2,700 in connection with the discretionary profit sharing contribution approved in January 2018 for all eligible participants based on our 2017 performance. The HRC has intentionally limited perquisites to our named executives; however, each of the named executives was eligible to receive the following perquisites in 2017, none of which individually exceeded the greater of $25,000 or ten percent of the named executive’s total perquisites, except as set forth below: a residential security assessment, including regular maintenance of previously installed home security systems or new systems for certain executive officers, and the cost, if any, for a named executive’s spouse to attend a business-related event where spousal attendance is expected or customary. The amount shown for Mr. Sloan in column (h) for 2017 includes $87,203 associated with the installation of and upgrades to his home security system, and the amount for Mr. Carroll includes $48,798 which was a payment of his accrued but unused paid time off at the time of his retirement. Additionally, for security and business reasons, the Company provides Mr. Sloan with a car and driver, primarily for business travel and occasionally for commuting. Perquisites for each of our other named executives during 2017 did not exceed $10,000 and, as a result, the amounts shown under “All Other Compensation” in column (h) for 2017 for each of these named executives do not include disclosure of any perquisite amounts as permitted under SEC rules. See Perquisites and Other Compensation in our CD&A for additional information.

Wells Fargo & Company    2018 Proxy Statement      81

Executive Compensation

2017 Grants of Plan-Based Awards

The following table provides additional information about the named executives’ target and maximum 2017 annual incentive awards, 2017 Performance Share awards, and 2017 RSRs.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards Number of Shares of Stock or Units	Closing Price of Stock on Date of Grant	Grant Date Fair Value of Stock and Option Awards
Name (a)	Grant Date (b)	Threshold	Target	Maximum	Threshold	Target	Maximum
		($) (c)	($) (d)	($) (e)	(#) (f)	(#) (g)(2)	(#) (h)(2)	(#) (i)(3)	($/Sh) (j)	($) (k)(4)
Sloan	2/28/2017	–	–	–	–	–	–	–	–	–
	2/28/2017	–	–	–	–	259,157	388,735	–	57.88	15,000,007
Shrewsberry	2/28/2017	–	1,000,000	2,000,000	–	–	–	–	–	–
	2/28/2017	–	–	–	–	155,495	233,242	–	57.88	9,000,051
Modjtabai	2/28/2017	–	875,000	1,750,000	–	–	–	–	–	–
	2/28/2017	–	–	–	–	138,218	207,327	–	57.88	8,000,058
Pelos	2/28/2017	–	625,000	1,250,000	–	–	–	–	–	–
	2/28/2017	–	–	–	–	86,386	129,579	–	57.88	5,000,022
Weiss	2/28/2017	–	2,750,000	4,125,000	–	–	–	–	–	–
	2/28/2017	–	–	–	–	46,649	58,311	–	57.88	2,700,044
	12/14/2017	–	–	–	–	–	–	14,354	59.22	850,044
Carroll	2/28/2017	–	875,000	1,750,000	–	–	–	–	–	–
	2/28/2017	–	–	–	–	138,218	207,327	–	57.88	8,000,058

(1)	Our Performance Policy under which we make annual incentive compensation awards to named executives is a “non-equity” incentive plan under SEC rules. The amounts shown in columns (d) and (e) represent the 2017 estimated future payment of awards to the named executives upon satisfaction of performance conditions established pursuant to the Performance Policy, except in the case of Mr. Sloan. The HRC did not establish a pre-determined target and maximum incentive award opportunity below the overall limit for Mr. Sloan for 2017 to retain greater discretion in determining his annual incentive award. Additional information regarding Mr. Weiss’ annual incentive award appears in the narrative following this table and in our CD&A. The amount of the actual annual incentive award to each named executive for 2017 appears in column (f) of the Summary Compensation Table under “Non-Equity Incentive Compensation.”

(2)	The potential equity incentive plan awards shown in columns (g) and (h) represent the target and maximum number of Performance Share awards granted during 2017, with the value described in footnote (4) included in column (e) of the Summary Compensation Table. Additional information regarding the terms of these awards appears in the narrative following this table and in our CD&A.

(3)	The stock award shown in column (i) represents RSRs granted to Mr. Weiss on December 14, 2017 included in column (e) of the Summary Compensation Table and discussed in footnotes (3) and (4) to that table. Additional information regarding this award appears in the narrative following this table and in our CD&A.

(4)	Under the applicable FASB ASC Topic 718 rules, the 2017 Performance Shares’ “grant date” will not be determined until after the conclusion of the performance period, and for the RSRs, until the applicable vesting date, because the HRC has the discretion to cause all or a portion of any unpaid award to be forfeited upon the occurrence of certain trigger events. As a result, the total amount reported in column (k) above represents the fair value of each of the Performance Share and the RSR awards on its respective “service inception date” (i.e., the date the HRC approved each award), based: (i) for Performance Shares, upon the then-probable outcome of the RORCE performance condition (i.e., the target value of the awards); and (ii) for RSRs, upon the full number of shares subject to the award. See Notes 1 and 19 to our 2017 financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017, regarding assumptions underlying the valuation of these awards, and footnote (4) to the Summary Compensation Table for additional information.

ADDITIONAL INFORMATION ABOUT THE GRANTS OF PLAN-BASED AWARDS TABLE

Annual Incentive Awards

Mr. Weiss served as head of Wells Fargo Securities until July 1, 2017 when he succeeded Mr. Carroll as Senior Executive Vice President, Wealth and Investment Management. In February 2017, the HRC approved target and maximum incentive opportunities for Mr. Weiss of 550% and 825%, respectively, of his $500,000 base salary, as shown in columns (d) and (e) above. Effective August 6, 2017, consistent with the responsibilities and compensation structure of Mr. Weiss’ new role, for the remainder of the year, the HRC increased his base salary to $1,250,000 and reduced his respective target and maximum incentive opportunities to 50% and 100% of base salary.

82      Wells Fargo & Company    2018 Proxy Statement

Executive Compensation

Performance Shares

The HRC granted the named executives Performance Shares in February 2017. The potential target and maximum share amounts of these awards are shown in columns (g) and (h) in the table above. Each Performance Share represents the right to receive one share of Company common stock upon vesting, net of withholding for income taxes, and also includes the right to receive dividend equivalents in the form of additional Performance Shares. These additional Performance Shares will be distributed in shares of our common stock when and if the underlying Performance Shares vest and are distributed.

The 2017 Performance Share awards will vest after three years in the first quarter of 2020, with the target number of Performance Shares for each named executive subject to adjustment upward (to a maximum of 150% of the original target amount granted, except for Mr. Weiss’ award, which has a maximum of 125% of the original target amount granted) or downward (to zero) based on our Company’s RORCE performance over the three-year period ending December 31, 2019, and additional net operating loss and forfeiture conditions. Additional information about the terms of these awards appears in the CD&A and in footnotes (3), (4), and (5) to the Summary Compensation Table.

The HRC, in its discretion, may clawback or cause the forfeiture of these awards upon the occurrence of certain trigger events under our Company’s clawback policies and the forfeiture provisions contained in each equity award. More information regarding these policies and provisions is provided under Executive Accountability in the CD&A.

In addition to the HRC’s discretion to cause the awards’ forfeiture upon certain trigger events, named executives who received an award of 2017 Performance Shares will forfeit their award if their employment terminates prior to the vesting date, other than due to death, disability, displacement, divestiture, a change-in-control of any Company affiliate that employs the named executive, or retirement. Upon the named executive’s retirement prior to the vesting date for the Performance Shares, an award generally will continue to vest in accordance with its terms (subject to satisfying the RORCE and net operating loss conditions, and subject to the award’s forfeiture conditions) on the scheduled vesting date, provided the executive meets certain additional vesting conditions following termination of employment through that vesting date. These additional conditions are (1) complying with the terms of an agreement with our Company regarding non-disclosure of trade secrets and other confidential information, and the non-solicitation of team members and customers, (2) complying with specified non-disparagement requirements, and (3) to the extent enforceable by our Company under applicable state law, not performing services as an officer, director, employee, consultant, or otherwise for any business which is in competition with any line of business of our Company or its affiliates for which the named executive had executive responsibilities while employed by our Company or its affiliates, and which does business in any location in the geographic footprint of our Company in which the executive had executive responsibilities. In addition, we may be required to obtain regulatory approval prior to payment of an award held by a named executive who has terminated employment with our Company. The HRC may reduce, delay vesting, revoke, cancel, or impose additional conditions and restrictions on these awards to comply with any applicable law or regulation.

RSRs

The RSRs granted to Mr. Weiss on December 14, 2017 are scheduled to vest in three equal annual installments beginning on December 15, 2018. Any unvested RSRs under this grant will forfeit upon any termination other than for death or disability. Upon Mr. Weiss’ death or disability while employed by Wells Fargo, the award will immediately vest, unless earlier forfeited in the discretion of the HRC upon the occurrence of certain trigger events.

Stock Ownership Policy

As a condition to receiving any Performance Share or RSR award, the named executives have agreed to hold, while employed by our Company and for at least one year after retirement, shares of Company common stock equal to at least 50% of the after-tax shares (assuming a 50% tax rate) acquired upon vesting of the Performance Shares or RSRs, subject to a maximum shareholding requirement of ten times the named executive’s base salary.

Wells Fargo & Company    2018 Proxy Statement      83

Executive Compensation

Outstanding Equity Awards at Fiscal Year-End 2017

The following table shows information about the number and value of outstanding exercisable options, unvested RSRs, and unvested Performance Share awards, including related accrued dividend equivalents, as of December 31, 2017.

	Option Awards				Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)(2)	(c)	(e)	(f)	(g)(3)(5)	(h)	(i)(4)(5)	(j)
Sloan	205,790	–	31.40	2/26/2018	–	–	–	–
	–	–	–	–	8,055B	488,697	–	–
	–	–	–	–	1,302C	78,992	–	–
	–	–	–	–	14,038E	851,685	–	–
	–	–	–	–	190,454I	11,554,855	–	–
	–	–	–	–	–	–	344,249	20,885,598
	–	–	–	–	–	–	397,306	24,104,533
Shrewsberry	–	–	–	–	10,740B	651,596	–	–
	–	–	–	–	1,302C	78,992	–	–
	–	–	–	–	9,358E	567,750	–	–
	–	–	–	–	161,153I	9,777,158	–	–
	–	–	–	–	–	–	245,893	14,918,312
	–	–	–	–	–	–	238,384	14,462,782
Modjtabai	–	–	–	–	5,370B	325,798	–	–
	–	–	–	–	651C	39,496	–	–
	–	–	–	–	9,358E	567,750	–	–
	–	–	–	–	161,153 I	9,777,158	–	–
	–	–	–	–	–	–	245,893	14,918,312
	–	–	–	–	–	–	211,898	12,855,854
Pelos	–	–	–	–	1,872C	113,574	–	–
	–	–	–	–	4,809F	291,762	–	–
	–	–	–	–	5,887G	357,164	–	–
	–	–	–	–	48,834I	2,962,782	–	–
	–	–	–	–	–	–	60,107	3,646,709
	–	–	–	–	–	–	132,436	8,034,885
Weiss	12,590	–	169.72	2/19/2018	–	–	–	–
	–	–	–	–	7,833A	475,228	–	–
	–	–	–	–	4,989A	302,683	–	–
	–	–	–	–	4,693C	284,724	–	–
	–	–	–	–	17,755D	1,077,196	–	–
	–	–	–	–	10,504F	637,278	–	–
	–	–	–	–	14,227G	863,152	–	–
	–	–	–	–	14,354H	870,857	–	–
	–	–	–	–	65,926I	3,999,702	–	–
	–	–	–	–	–	–	73,768	4,475,514
	–	–	–	–	–	–	59,597	3,615,727
Carroll	16,221	–	205.93	2/19/2018	–	–	–	–
	18,924	–	241.09	2/19/2018	–	–	–	–
	16,351	–	169.72	2/19/2018	–	–	–	–
	–	–	–	–	5,370B	325,798	–	–
	–	–	–	–	869C	52,722	–	–
	–	–	–	–	9,358E	567,750	–	–
	–	–	–	–	161,153I	9,777,158	–	–
	–	–	–	–	–	–	245,893	14,918,312
	–	–	–	–	–	–	211,898	12,855,854

(1)	In accordance with SEC rules, this table does not include stock awards granted in February 2018. Values for stock awards in the table are based on the NYSE closing price per share of our common stock of $60.67 on December 29, 2017, the last trading day of 2017.

84      Wells Fargo & Company    2018 Proxy Statement

Executive Compensation

(2)	Pursuant to the terms of the applicable stock option award agreement, if a named executive’s employment with our Company is terminated for cause, the outstanding exercisable stock options shown in column (b) above will be immediately forfeited and expire upon the named executive’s receipt from us of written or oral notice of termination.

(3)	The unvested units of stock shown for the named executives in column (g) represent: (1) RSRs and dividend equivalents credited in the form of additional RSRs; and (2) Performance Shares granted in 2015 and dividend equivalents credited in the form of additional Performance Shares. All unvested units of stock shown are subject to the awards’ forfeiture conditions.

The Performance Shares, RSRs, and related dividend equivalents shown in the table above have the following vesting schedules:

A.	In four equal installments—one-fourth of the award vested on March 15, 2015, 2016 and 2017; the indicated balance of the award will vest on March 15, 2018;

B.	In four equal installments—one-fourth of the award vested on July 22, 2015, 2016, and 2017; the indicated balance of the award will vest on July 22, 2018;

C.	In three equal installments—one-third of the award vested on March 15, 2016 and 2017; the indicated balance of the award will vest on March 15, 2018;

D.	In four equal installments—one-fourth of the award vested on March 15, 2016 and 2017; the indicated balance of the award will vest in equal installments on March 15, 2018 and 2019;

E.	In four equal installments—one-fourth of the award vested on July 28, 2016 and 2017; the indicated balance of the award will vest in equal installments on July 28, 2018 and 2019;

F.	In three equal installments—one third of the award vested on March 15, 2017; the indicated balance of the award will vest in equal installments on March 15, 2018 and 2019;

G.	In three equal installments—one third of each indicated award vested on March 15, 2018; the indicated balance of the award will vest in equal installments on March 15, 2019 and 2020;

H.	In three equal installments—one third of the award will vest on December 15, 2018, 2019 and 2020; and

I.	In one installment on March 15, 2018, based on the satisfaction of applicable performance criteria certified by the HRC on March 1, 2018 for the three-year performance period ended December 31, 2017.

The 2015 Performance Shares’ performance period was completed on December 31, 2017. Based on our Company’s relative RORCE performance, the awards vested at their maximum payout of 150% of target (other than the awards for Messrs. Pelos and Weiss, which vested at their maximum of 125% of target). The 2015 Performance Shares shown represent the actual number of shares, including dividend equivalents, payable in March 2018.

(4)	The number of shares shown in column (i) represents the maximum number, including dividend equivalents, of (a) Performance Shares granted in 2016 that will vest in full, if at all, in the first quarter of 2019 after completion of the three-year performance period ending December 31, 2018, and (b) Performance Shares granted in 2017 that will vest in full, if at all, in the first quarter of 2020 after completion of the three-year performance period ending December 31, 2019, subject to the HRC’s determination that our Company has met RORCE performance criteria for the applicable three-year performance periods, as well as the net operating loss and forfeiture conditions specified in each award. The performance criteria and forfeiture conditions for the 2017 Performance Shares are discussed in our CD&A and following the Grants of Plan-Based Awards table above. As required by SEC rules, we are reporting the number of Performance Shares (including dividend equivalents, as described in footnote (5) below), at the maximum payout (150% of target, except for the 2016 Performance Share awards for Messrs. Pelos and Weiss and the 2017 Performance Share awards for Mr. Weiss, which have a maximum payout of 125% of target), based on our Company’s performance through December 31, 2017.

(5)	The number of RSRs (including the 2015 Performance Shares) shown in column (g) and the number of Performance Shares shown in column (i) include dividend equivalents. These dividend equivalent RSRs and Performance Shares will vest in each case when and as the related RSR or Performance Share award vests, and were calculated based on dividends paid on our Company’s common stock and the NYSE closing price per share of Company common stock on each dividend payment date. As of December 31, 2017, our named executives were credited with the following respective numbers of dividend equivalents: Mr. Sloan—16,188 RSRs (includes 2015 Performance Shares) and 25,376 Performance Shares; Mr. Shrewsberry—13,904 RSRs (includes 2015 Performance Shares) and 17,146 Performance Shares; Ms. Modjtabai—13,354 RSRs (includes 2015 Performance Shares) and 16,575 Performance Shares; Mr. Pelos—4,186 RSRs (includes 2015 Performance Shares) and 5,791 Performance Shares; Mr. Weiss—8,763 RSRs (includes 2015 Performance Shares) and 4,887 Performance Shares; and Mr. Carroll—13,370 RSRs (includes 2015 Performance Shares) and 16,575 Performance Shares.

Wells Fargo & Company    2018 Proxy Statement      85

Executive Compensation

2017 Option Exercises and Stock Vested

The following table shows information about the value of options exercised, previously granted RSRs vested, and Performance Share awards vested based on the Company’s performance over the applicable three-year performance period during 2017.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(2)
(a)	(b)	(c)	(d)	(e)
Sloan	205,790	5,159,155	–	–
	–	–	6,918	368,712
	–	–	7,939	430,061
	–	–	1,612	94,613
	–	–	1,274	74,804
	–	–	97,277	5,711,143
Shrewsberry	92,230	1,951,587	–	–
	–	–	4,612	245,846
	–	–	10,585	573,395
	–	–	7,991	469,171
	–	–	1,274	74,804
	–	–	49,523	2,907,472
Modjtabai	62,420	2,861,333	–	–
	210,810	5,795,167	–	–
	–	–	4,612	245,846
	–	–	5,293	286,727
	–	–	1,612	94,613
	–	–	637	37,402
	–	–	97,277	5,711,143
Pelos	–	–	2,358	138,442
	–	–	1,832	107,546
	–	–	2,353	138,116
	–	–	44,806	2,630,588
Weiss	–	–	12,862	755,144
	–	–	7,664	449,968
	–	–	4,881	286,581
	–	–	4,593	269,643
	–	–	8,687	510,023
	–	–	5,139	301,717
Carroll	–	–	4,612	245,846
	–	–	5,293	286,727
	–	–	1,612	94,613
	–	–	850	49,890
	–	–	97,277	5,711,143

(1)	For purposes of column (c), the “value realized” on exercise of an option means the amount equal to the difference between the option exercise price and the NYSE closing share price of our common stock on each applicable date of exercise, times the number of options exercised.

(2)	The number of shares shown in column (d) represents Performance Share awards and RSRs and related dividend equivalents in the form of additional Performance Shares and RSRs, respectively, that vested on various dates during 2017. The “value realized” upon the vesting of these Performance Share awards and RSRs and related dividend equivalents is equal to the number of shares vested, times the NYSE closing share price of our common stock on each applicable vesting date.

86      Wells Fargo & Company    2018 Proxy Statement

Executive Compensation

2017 Pension Benefits

The following table provides information about retirement benefits with respect to each of our named executives under the pension plans in which the named executive participates. The terms of the plans are described below the table.

Name	Plan Name(1)	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Sloan	Cash Balance Plan	21	167,785	–
	Supplemental Cash Balance Plan	21	1,303,519	–
	Total		1,471,304	–
Shrewsberry	Cash Balance Plan	8	92,834	–
	Supplemental Cash Balance Plan	8	248,714	–
	Total		341,548	–
Modjtabai	Cash Balance Plan	16	169,454	–
	Supplemental Cash Balance Plan	16	421,837	–
	Total		591,291	–
Pelos	Cash Balance Plan	23	297,277	–
	Supplemental Cash Balance Plan	23	227,246	–
	Total		524,523	–
Weiss	Cash Balance Plan	5	119,012	–
	Total		119,012	–
Carroll(3)	Cash Balance Plan	28	–	1,150,008
	Total		–	1,150,008

(1)	Effective July 1, 2009, we froze the Wells Fargo Cash Balance Plan (the Cash Balance Plan) and the Wells Fargo Supplemental Cash Balance Plan (the Supplemental Cash Balance Plan) (together with the Cash Balance Plan, the Combined Plans). Also effective July 1, 2009, we froze and merged the Wachovia Corporation Pension Plan (the Wachovia Pension Plan), in which Messrs. Weiss and Carroll participated, into the Cash Balance Plan. As the result of these actions: (1) no additional benefits other than investment credits have or will accrue under the Combined Plans and the Wachovia Pension Plan, as discussed in the narrative following the table; (2) the years of credited service for all plans were also frozen; and (3) for Messrs. Weiss and Carroll, all benefits accrued for their accounts under the Wachovia Pension Plan will be paid under the Cash Balance Plan.

(2)	The amounts shown in column (d) are determined as of December 31, 2017 and represent the present value of the named executives’ respective accrued retirement benefits under the Combined Plans as of December 31, 2017, discounted to that date using the same assumptions and accounting policies (ASC 715) that we used to compute our benefit obligations under these plans and arrangements in our financial statements, except that (1) we made no assumption for death or termination of employment of named executives prior to normal retirement age, and (2) we used the “normal retirement age” under the terms of the Combined Plans applicable to each named executive, as follows: age 65 for Messrs. Sloan, Shrewsberry, Pelos, and Weiss, and Ms. Modjtabai. A description of the accounting policies, actuarial, and other assumptions we used to compute these benefits, except as noted above, can be found under Note 1 (Summary of Significant Accounting Policies – Pension Accounting) and Note 21 (Employee Benefits and Other Expenses – Pension and Postretirement Plans) to our 2017 financial statements. See also the information under footnote (7) to the Summary Compensation Table.

Additional information about the retirement benefits payable to Mr. Carroll appears in footnote (3) below.

(3)	Mr. Carroll retired effective July 31, 2017. Mr. Carroll’s received a distribution of his retirement benefits based on the value of his account balance under the qualified Cash Balance Plan as shown in the above table as a lump sum distribution of $1,150,008 on August 1, 2017.

DESCRIPTION OF PENSION PLANS

Cash Balance Plan and Supplemental Cash Balance Plan

Our named executives, except as described below for Messrs. Weiss and Carroll, were eligible to participate in the Combined Plans until they were frozen on July 1, 2009. As a result of this freeze, and except for investment credits as described below, no additional retirement benefits or additional years of credited service have accrued for our named executives since this date. Messrs. Weiss and Carroll participated in the Wachovia Pension Plan until it was frozen and merged into the Cash Balance Plan, also effective July 1, 2009. As the result of this merger, all benefits accrued by Messrs. Weiss and Carroll under the Wachovia Pension Plan were also frozen. No additional benefits have accrued to their accounts since that date, other than interest credits

Wells Fargo & Company    2018 Proxy Statement      87

Executive Compensation

as described below. Mr. Carroll’s benefits upon his retirement effective July 31, 2017 were paid to him from the Cash Balance Plan as a lump sum in the amount of $1,150,008 on August 1, 2017. The Cash Balance Plan is a defined benefit pension plan intended to qualify under the Internal Revenue Code (IRC) and comply with the Employee Retirement Income Security Act of 1974, as amended (ERISA). Under the Cash Balance Plan, pension benefits generally are determined by the value of the team member’s vested cash balance account. Prior to the freeze of the Cash Balance Plan, we credited a team member’s account with compensation credits and investment credits each quarter, based on a percentage of the team member’s certified compensation, as defined in the Cash Balance Plan, for the quarter, calculated using the team member’s age and years of credited service as of the end of each quarter. Since the freeze of the Cash Balance Plan, a team member’s account no longer receives compensation credits.

As permitted by ERISA and the IRC, team members who participated in the Cash Balance Plan whose benefits under the Cash Balance Plan were limited due to IRC imposed limits or whose benefits were limited because they chose to defer a portion of their compensation into the Deferred Compensation Plan (as defined below), also participated in the Supplemental Cash Balance Plan. The Supplemental Cash Balance Plan is an unfunded, nonqualified deferred compensation plan subject to IRC Section 409A. Under the Supplemental Cash Balance Plan, participants also received compensation and investment credits to their plan accounts, determined by points assigned to each team member at the end of each year based on years of service and age.

We continue to credit each account, on the last day of each quarter, with investment credits. For 2017, we determined each quarterly investment credit by multiplying the amount of the account balance at the beginning of the quarter by 25% of an average of 30-year U.S. Treasury bond rates (adjusted quarterly). Under the Cash Balance Plan, the investment credit for each calendar quarter beginning on or after January 1, 2009 is required to be not less than 25% of 2.83%. The minimum rate does not apply to the Supplemental Cash Balance Plan. Under the terms by which the Wachovia Pension Plan was merged into the Cash Balance Plan, Messrs. Weiss’ and Carroll’s accounts receive interest credits based on the yield on 10-year U.S. Treasury Constant Maturities.

“Normal retirement age” under the Combined Plans is defined as age 65. We pay the value of the team member’s account balance under the Cash Balance Plan at any time after termination of employment in either a lump sum or an actuarially equivalent monthly annuity as the team member elects. We pay the value of a team member’s account balance in the Supplemental Cash Balance Plan in either a lump sum or an actuarially equivalent monthly annuity in the year following the team member’s “separation from service” as defined in the Supplemental Cash Balance Plan and IRC Section 409A. Pursuant to IRC Section 409A and the terms of the Cash Balance Plan, all team members who were participants in the Supplemental Cash Balance Plan made an irrevocable election as to the form of distribution (lump sum or monthly annuity) prior to December 31, 2008. If no such election was made, the Cash Balance Plan provides for a lump sum distribution of benefits. Mr. Sloan irrevocably elected to receive his benefit as an annuity and Ms. Modjtabai irrevocably elected to receive her benefit as a lump sum. Messrs. Shrewsberry and Pelos made no elections, and thus will receive their respective benefits as lump sum distributions. Mr. Weiss does not, and Mr. Carroll did not participate in the Supplemental Cash Balance Plan.

88      Wells Fargo & Company    2018 Proxy Statement

Executive Compensation

2017 Nonqualified Deferred Compensation

The following table provides information about the participation by each named executive in our nonqualified deferred compensation plans. The terms of the plans are described below the table.

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY (1)(2)(3) ($)	Aggregate Withdrawals/ Distributions(3) ($)	Aggregate Balance at Last FYE(3) ($)
(a)	(b)	(c)	(d)	(e)	(f)
Sloan
Deferred Compensation Plan	—	—	2,079,989	275,074	12,984,764
Supplemental 401(k) Plan	—	—	300,075	—	2,562,324
Shrewsberry
Deferred Compensation Plan	—	—	521,886	1,735,373	2,172,518
Supplemental 401(k) Plan	—	—	26,497	—	625,857
Modjtabai
Deferred Compensation Plan	—	—	18,676	—	107,617
Supplemental 401(k) Plan	—	—	116,906	—	998,250
Pelos
Deferred Compensation Plan	500,000	—	406,959	—	3,277,025
Supplemental 401(k) Plan	—	—	51,392	—	461,683
Weiss
Wachovia Elective Deferral Plan	—	—	55,977	—	525,099
Wachovia Savings Restoration Plan	—	—	916	—	9,229
Carroll
Wachovia Deferred Compensation Plans I and II	—	—	26,870	327,361	258,456
Wachovia Savings Restoration Plan	—	—	151	267,257	286,733

(1)	None of the earnings shown in column (d) for Messrs. Sloan, Shrewsberry, Pelos or Weiss, or for Ms. Modjtabai have been included in the Summary Compensation Table because none are “preferential” or “above-market.” As discussed in footnotes (7) and (8) to the Summary Compensation Table, $13,284 of the earnings shown for Mr. Carroll in column (d) above represents earnings on deferred compensation under the frozen Wachovia Deferred Compensation Plans discussed below at an interest rate (the prime rate averaged over four quarters plus 2%) that may be deemed “preferential” or “above-market.” As required by SEC rules, this amount has been included for Mr. Carroll in column (g) to the Summary Compensation Table.

(2)	The Wells Fargo Supplemental 401(k) Plan (the Supplemental 401(k) Plan), frozen effective July 1, 2009, allowed only employer contributions. All employer contributions allocated to the Supplemental 401(k) Plan accounts are treated as if invested in our common stock and can be paid only in the form of shares of our common stock. Distributions of these shares will be made in either a lump sum or annual installments payable over ten or fewer years as elected by the named executive prior to December 31, 2008. If a named executive elects installment distribution, all shares remaining in his or her account will earn dividends (which will be credited to the CD Investment Option described below, unless the executive elects to have such dividends reinvested in the form of additional shares) at the same rate as all other Company common shareholders.

(3)	Amounts earned as salary or cash incentive and deferred by those named executives who participated in the Wells Fargo Deferred Compensation Plan (the Deferred Compensation Plan), the Wachovia Elective Deferral Plan, the Wachovia Deferred Compensation Plans I and II (together with the Wachovia Elective Deferral Plan, the Wachovia Elective Deferral and Deferred Compensation Plans), or the Wachovia Savings Restoration Plan are included in column (f), and have been disclosed in the Summary Compensation Table and related footnotes in our proxy statements for each prior year in which we included the named executive. Earnings on these amounts for named executives other than Mr. Carroll were not considered “preferential” as discussed in footnote (1), and therefore not disclosed. Amounts included for Mr. Carroll for years prior to 2008 were included in Wachovia Corporation proxy statements. The aggregate amount of (i) all salary and cash annual incentive compensation awards deferred under the Deferred Compensation Plan and (ii) contributions credited under the Supplemental 401(k) Plan until the plan was frozen on July 1, 2009, that we disclosed for Mr. Shrewsberry in Summary Compensation Tables in prior years’ proxy statements, and the years in which he appeared in those prior proxy statements, was $2,658,667 in cash annual incentive award deferrals (2014-2017).

Wells Fargo & Company    2018 Proxy Statement      89

Executive Compensation

The number of shares of our common stock credited to the Supplemental 401(k) Plan account for each named executive as of December 31, 2017 is:

Name	Common Stock Share Credits
Sloan	42,234
Shrewsberry	10,316
Modjtabai	16,454
Pelos	7,610

We calculated these common stock share credits for each named executive by dividing the Supplemental 401(k) Plan account balance on December 31, 2017, less any dividends earned and credited to the CD Investment Option, by $60.67, the closing price of our common stock on December 29, 2017, the most recent preceding trading day.

DESCRIPTION OF NONQUALIFIED DEFERRED COMPENSATION PLANS

Deferred Compensation Plan

Each of our named executives is eligible to participate in the Deferred Compensation Plan. The Deferred Compensation Plan is an unfunded, nonqualified deferred compensation plan subject to IRC Section 409A. The Deferred Compensation Plan allows certain members of management and highly compensated team members to defer the receipt of compensation that would otherwise be paid to them currently until a future year or years selected by the team member. For 2017, compensation eligible for deferral includes salaries, incentives, commissions, and bonuses earned during 2017 and payable no later than March 15, 2018, subject to any limitations on the compensation amount or type determined by the plan administrator. The Deferred Compensation Plan also provides for supplemental Company matching contributions and supplemental Company discretionary profit sharing contributions related to any compensation deferred by a plan participant, including named executives, that would have been eligible (up to certain IRS limits) but for this deferral for a matching contribution or discretionary profit sharing contribution under the 401(k) Plan.

The Deferred Compensation Plan currently offers three broad categories of earnings options, which generally mirror the investment options offered in the 401(k) Plan. Information about each such option offered under the Deferred Compensation Plan, including its potential earnings return, appears below. A team member may allocate deferred compensation among the earnings options in increments of 1% and may elect to reallocate his or her deferral account as of each business day. However, any deferral amounts allocated to the common stock option are required to remain in the common stock option and may not be reallocated.

•	CD Investment Option. Under the CD investment option, deferred compensation will earn the same return as if it were a $10,000 certificate of deposit with a maturity of one year sold by the Bank available in Minnesota. The rate offered in 2017 for the CD investment option was 0.05%.

90      Wells Fargo & Company    2018 Proxy Statement

Executive Compensation

•	Funds Investment Option. Under the funds investment option, deferred compensation will earn the same return as if invested in one of the funds investment options selected by the participant and shown in the table below. This table shows the funds investment options available to plan participants during 2017, and the total return for each fund listed in the table. Total return is calculated by taking the change in net asset value of a fund, reinvesting all income and capital gains or other distributions during the indicated calendar year, and dividing the result by the starting net asset value. Total return does not reflect sales charges (if applicable), but does account for management, administrative and Rule 12b-1 fees, as well as other costs that are automatically deducted from fund assets.

Funds Investment Option	Calendar Year 2017
U.S. Bond Index Fund	3.49%
Standard and Poor’s 500 Index Fund	21.82%
Standard and Poor’s MidCap Index Fund	16.20%
Russell Small Cap Index Fund	14.69%
NASDAQ 100 Index Fund	32.87%
International Index Fund	25.43%
International Equity Fund	28.39%
Emerging Markets Equity Fund	31.72%
Global Bond Fund	9.59%
WF/State Street Target Today CIT	8.06%
WF/State Street Target 2010 CIT	8.15%
WF/State Street Target 2015 CIT	8.85%
WF/State Street Target 2020 CIT	10.16%
WF/State Street Target 2025 CIT	11.95%
WF/State Street Target 2030 CIT	14.02%
WF/State Street Target 2035 CIT	16.11%
WF/State Street Target 2040 CIT	17.98%
WF/State Street Target 2045 CIT	19.38%
WF/State Street Target 2050 CIT	20.13%
WF/State Street Target 2055 CIT	20.23%
WF/State Street Target 2060 CIT	20.22%

•	Common Stock Investment Option. Under the Company common stock investment option, deferred compensation will earn the same return as if invested in our common stock, including reinvestment of dividends. The reported high, low and closing sales prices per share of our common stock and the cash dividend paid per share for each quarter during 2017 is shown in the table below.

	High Price	Low Price	Closing Price	Dividend
First Quarter	$59.99	$53.35	$55.66	$0.380
Second Quarter	$56.60	$50.84	$55.41	$0.380
Third Quarter	$56.45	$49.28	$55.15	$0.390
Fourth Quarter	$62.24	$52.84	$60.67	$0.390

Upon withdrawal, account balances allocated to the common stock option are distributed in shares of our common stock, and account balances allocated to the other earnings options are paid in cash.

A team member electing to defer compensation selects the year the distribution is to begin and the method of the distribution—either lump sum or annual installments over no more than ten years. A team member may not make an early withdrawal of any portion of a deferral account for amounts deferred for 2004 or later, but may withdraw all or a portion of a deferral account for amounts deferred on or after January 1, 2013 due to an unforeseen emergency, as defined in the Deferred Compensation Plan. Early withdrawal of amounts deferred for 2003 or earlier are governed by the terms of the Deferred Compensation Plan in effect at the time of the deferral.

Once selected, the team member cannot change the method of distribution, but may elect one time to re-defer a distribution to a year that is at least five years after the date originally selected if it relates to a deferral for 2005 or later, or at least three years after the date originally selected if it relates to a deferral for 2004 or earlier. Distributions will begin in March of the year selected by the team member. The Deferred Compensation Plan specifies certain timing for distributions after a separation from service, as defined in the plan and IRC Section 409A, depending on whether the separation from service occurs before or after

Wells Fargo & Company    2018 Proxy Statement      91

Executive Compensation

the originally scheduled distribution date, and also provides for distribution of deferred plan account balances to a team member’s beneficiaries upon death.

Supplemental 401(k) Plan

Our named executives, except Messrs. Weiss and Carroll, were eligible for, and were automatically enrolled in, the Supplemental 401(k) Plan until it was frozen on July 1, 2009. The Supplemental 401(k) Plan is an unfunded, nonqualified deferred compensation plan subject to IRC Section 409A and designed to restore certain benefits lost under the Wells Fargo 401(k) Plan due to IRC-imposed limits on contributions and/or eligible compensation. Prior to the freeze, the Supplemental 401(k) Plan provided for Company contributions equal to the team member’s deferral election in the Wells Fargo 401(k) Plan as of January 1 for the relevant year up to 6% of certified compensation, as defined in the Wells Fargo 401(k) Plan. No team member contributions were accepted in the Supplemental 401(k) Plan.

Supplemental 401(k) Plan account contributions are treated as if invested in our common stock, and are credited to reflect dividends paid. Prior to January 1, 2015, all dividend allocations were treated as if reinvested in our common stock; after January 1, 2015, dividend allocations are credited to the CD investment option unless the team member elects before the dividend payment date to have the dividend treated as if reinvested in our common stock. Information regarding the CD investment option and our common stock, including the applicable dividend rate per share is shown under Deferred Compensation Plan above. We will distribute a team member’s vested Supplemental 401(k) Plan account balance following a separation in service as defined in the plan, either in a lump sum or in installments as previously elected by the team member, in the form of (a) shares of our common stock, with cash for any fractional shares and for dividend allocations after January 1, 2015, or (b) cash, depending on the investment allocations (common stock or the CD investment option) made by the team member.

Wachovia Elective Deferral and Deferred Compensation Plans; Wachovia Savings Restoration Plan

As former Wachovia executives, Messrs. Weiss and Carroll were eligible to participate in the following deferred compensation plans: Mr. Weiss—the Wachovia Elective Deferral Plan; Mr. Carroll—the Wachovia Deferred Compensation Plans I and II; and Messrs. Weiss and Carroll—the Wachovia Savings Restoration Plan. Participation in these plans was frozen and contributions ceased for the Wachovia Elective Deferral Plan, effective December 31, 2008, and for the Wachovia Deferred Compensation Plans I and II, and the Wachovia Savings Restoration Plan, effective December 31, 2001 and 2007, respectively.

The Wachovia Elective Deferral Plan was an unfunded, nonqualified deferred compensation plan that allowed certain highly compensated team members to defer base salary and/or incentive payments on a pre-tax basis until a future date elected by the participant, subject to a minimum 5-year deferral period, and earlier distribution upon the participant’s retirement, death, disability or separation from service. The terms of the plan required the participant to irrevocably elect the form of payment (either in installments or in a lump sum), and permitted early withdrawal of account balances in the case of an emergency resulting in severe financial hardship. The participant was entitled to invest all or a portion of the deferral account in one or more investment options available under the plan, as elected by the participant, and to receive the earnings on the deferred amounts, based on those investment elections on a pre-tax basis, subject to income tax withholding, upon the distribution of the deferral account. In addition, a participant’s salary deferral amount was subject to a company match in certain circumstances.

The Wachovia Deferred Compensation Plans I and II were unfunded, nonqualified deferred compensation plans that allowed certain highly compensated and management team members to defer base salary and/or incentive payments until a future date (generally retirement, death, or separation from service). Participants’ account balances are credited on December 31 each year with a rate of interest equal to the average of the Prime Rate over four quarters plus 2%. These plans specify the form and term of payment for participants’ account balances (depending on the plan, either in installments or in a lump sum) and permit early withdrawal of account balances in certain circumstances, including periodic early voluntary withdrawals (subject to a 6% early withdrawal penalty) and in the case of an emergency resulting in severe financial hardship.

The Wachovia Savings Restoration Plan is a frozen, unfunded, nonqualified deferred compensation plan that previously provided for pre-tax deferral contributions to restore Wells Fargo 401(k) plan contributions beyond the IRS qualified plan contribution limitations. Team members with an annual base salary greater than IRC annual covered compensation limits were eligible to participate and could elect to contribute up to 30% of base salary. Wachovia matched participants’ contributions on a dollar for dollar basis up to 6% of base salary. Participants direct, and may re-allocate daily, their deferred balances among investment index benchmarks that generally mirror those offered in the Wells Fargo 401(k) Plan. Participants elected, at the time they

92      Wells Fargo & Company    2018 Proxy Statement

Executive Compensation

joined the plan, the timing of the payment of their account balances (on or after five years of participation, or the earlier of separation or retirement), as well as the form and term of payment of their accounts (lump sum or ten annual installments), and may petition for, and receive an early distribution of, their account balances in the event of an emergency causing severe financial hardship in accordance with IRC Section 409A.

Potential Post-Employment Payments

We do not have employment or other severance agreements with our named executives. Mr. Carroll, who retired effective July 31, 2017, was not paid severance and did not receive any retirement enhancements in connection with his separation from our Company, but will continue to vest on schedule in outstanding Performance Shares and RSRs, valued at $27,774,166 and $7,464,311, respectively, based on the closing price of our common stock on December 29, 2017, the last trading day of 2017, of $60.67 for a total of $35,238,477.

The table below shows estimated post-employment payments for our named executives serving as of December 31, 2017, assuming they had terminated employment on that day. To estimate the payment amounts for each named executive, we used the closing price of our common stock on December 29, 2017, the last trading day of 2017, of $60.67.

The following items are not included in the table below:

•	Retirement benefits under our Cash Balance Plan and Supplemental Cash Balance Plan, which are described above under 2017 Pension Benefits.

•	Distributions of balances under our deferred compensation plans and Supplemental 401(k) Plan, which balances are shown in the Nonqualified Deferred Compensation table above.

•	Payments and benefits provided on a non-discriminatory basis to team members upon termination of employment. These include accrued salary and accrued but unused paid time off, severance payments under our Salary Continuation Pay Plan, distributions of plan balances under our 401(k) Plan, and welfare benefits provided to all retirees, including access to unsubsidized retiree medical insurance.

•	Retiree medical insurance subsidies, which are available to certain of our team members based on their service histories with Wells Fargo or legacy organizations. The estimated value of these retiree medical insurance subsidies are as follows: Mr. Sloan—$46,136 and Mr. Pelos—$78,911, based on the following assumptions: (a) each named executive retired and began receiving benefits on December 31, 2017 and elected to cover his spouse; (b) a discount rate of 3.55%; and (c) the same assumptions used for our 2017 year-end financial disclosures.

Wells Fargo & Company    2018 Proxy Statement      93

Executive Compensation

ESTIMATED POST-EMPLOYMENT PAYMENTS(1)

		Type of Termination
Name	Type of Payment(2)	Death ($)	Disability; Involuntary Due to Displacement, Divestiture, or Affiliate Change in Control; or Retirement ($)(3)
Sloan	RSRs	9,122,665	9,122,665
	Performance Shares	29,993,441	44,990,131
	Total	39,116,106	54,112,797
Shrewsberry	RSRs	7,816,459	7,816,459
	Performance Shares	19,587,416	29,381,094
	Total	27,403,875	37,197,553
Modjtabai	RSRs	7,451,122	7,451,122
	Performance Shares	18,516,111	27,774,166
	Total	25,967,232	35,225,287
Pelos	RSRs	3,132,736	3,132,736
	Performance Shares	8,273,994	11,681,595
	Total	11,406,730	14,814,331
Weiss	RSRs(1)(3)	7,710,915	7,710,915
	Performance Shares	6,473,029	8,091,241
	Total	14,183,944	15,802,156

(1)	The amounts in the table represent potential payments to each named executive, other than Mr. Carroll, based on a termination assumed to occur on December 31, 2017.

None of the outstanding equity awards granted under the LTICP have automatic “single trigger” vesting upon an acquisition of our Company or major Board changes.

Generally, unvested Performance Shares and RSRs are treated as follows upon termination of employment:

Reason for Termination	Impact on Vesting
Death

•  Immediate vesting of Performance Shares (at target, unless the final number earned is determinable because the termination occurs after the end of the performance period), subject to forfeiture provisions

•  Immediate vesting of RSRs, subject to forfeiture provisions

Disability or involuntary due to displacement, divestiture, or an affiliate change in control

•  Continued vesting on schedule of Performance Shares, subject to (i) RORCE and net operating loss performance, (ii) forfeiture provisions, and (iii) compliance with covenants. Covenants may include (a) non-competition, (b) non-solicitation of team members and customers, (c) non-disclosure of trade secrets and other confidential information, and (d) non-disparagement, subject to applicable laws and regulations

•  Immediate vesting of RSRs, subject to forfeiture provisions

Retirement (unless terminated for cause)

•  Continued vesting on schedule of Performance Shares, subject to RORCE performance, forfeiture provisions, and compliance with covenants noted above

•  Continued vesting on schedule of RSRs, subject to forfeiture provisions

Other voluntary or involuntary termination (if not retirement eligible)	• Performance Shares and RSRs forfeit immediately

94      Wells Fargo & Company    2018 Proxy Statement

Executive Compensation

The RSR award granted to Mr. Weiss in December 2017 will (i) vest immediately, subject to forfeiture provisions, upon death or disability and (ii) forfeit upon any termination other than death or disability. In the event of a termination by Mr. Weiss as a result of disability, Mr. Weiss would be eligible to receive $7,710,915 in RSRs and $8,091,241 in Performance Share awards for a total of $15,802,156.

See Executive Accountability in our CD&A for a description of our equity award forfeiture provisions and clawback policies.

(2)	The value shown in the table for the RSRs and for the 2015 Performance Shares, for which the performance period was completed on December 31, 2017, includes the value as reflected in the Outstanding Equity Awards at Fiscal Year-End table. For the 2016 and 2017 Performance Shares, (i) for death, awards are valued at target pursuant to the terms of the applicable award agreements; and (ii) for disability, certain involuntary terminations, or voluntary retirement, awards are valued at the maximum level of performance achievement as of December 31, 2017. However, because the applicable performance period for each of these awards has not yet been completed, the actual number of 2016 and 2017 Performance Shares earned will depend on our Company’s relative level of RORCE performance over the performance period for each award and the satisfaction of the net operating loss performance condition. Each award may also be credited additional dividend equivalents, as described in the Outstanding Equity Awards at Fiscal Year-End table.

(3)	Under the LTICP, certain involuntary terminations include terminations due to displacement and receipt of a lump sum severance benefit, placement on a leave that results in receipt of severance benefits, or a termination associated with an affiliate change in control. Under the LTICP, retirement generally occurs when a named executive has reached the earliest of (a) age 55 with ten completed years of service, (b) 80 points (with one point credited for each completed age year and one point credited for each completed year of service); or (c) age 65. As of December 31, 2017, each of our named executives, other than Messrs. Shrewsberry and Pelos, met this definition of retirement. Because the RSR award granted to Mr. Weiss in December 2017 will (i) vest immediately, subject to forfeiture provisions, upon death or disability and (ii) be forfeited upon any termination other than death or disability, in the event of a termination by Mr. Weiss as a result of an involuntary termination or retirement, Mr. Weiss would be eligible to receive $6,840,058 in RSRs and $8,091,241 in Performance Share awards for a total of $14,931,299.

We are currently required to receive regulatory approval before we agree to, or make, a post-employment payment unless an exception applies. Accordingly, if a named executive terminates employment when this requirement is in place, then any of the post-employment payments described above will require regulatory approval unless an exception applies.

MANAGEMENT CHAIRMAN OR CEO POST-RETIREMENT POLICY

Our Chairman/CEO Post-Retirement Policy, as previously adopted by our Board, applies to any management Chairman or CEO of our Company elected on or after January 1, 2005. Mr. Sloan is covered under this policy, and, subject to approval of our Board and HRC, he would be provided with office space, an administrative assistant, and a part-time driver at our expense for two years following his retirement if he remains available for management consultation and continues to represent us with our customers, community, and team members during this period. Assuming that Mr. Sloan retired on December 31, 2017, our Board and HRC approved such benefits, and Mr. Sloan began providing services under this policy on January 1, 2018, he would be entitled to receive an estimated annual benefit under this policy of approximately $200,000.

Wells Fargo & Company    2018 Proxy Statement      95

Executive Compensation

OUR WORKFORCE

Wells Fargo is a diversified, community-based financial services company with $2.0 trillion in assets. Founded in 1852 and headquartered in San Francisco, Wells Fargo provides banking, investments, mortgage, and consumer and commercial finance through more than 8,300 locations, 13,000 ATMs, digital (online, mobile, and social), and contact centers (phone, email, and correspondence), and has offices in 42 countries and territories to support customers who conduct business in the global economy. With approximately 263,000 active, full-time equivalent team members, Wells Fargo serves one in three households in the United States.

Team Member Compensation

For 2017, our last completed fiscal year:

•	The estimated median of the annual total compensation of all Wells Fargo team members (other than our CEO) was $60,446; and

•	The annual total compensation of our CEO was $17,564,014, as reflected in the “Total” column of the Summary Compensation Table included in this proxy statement.

We estimate that our CEO’s annual total compensation was 291 times that of the median of the annual total compensation of all team members.

Median Annual Total Compensation

To identify the estimated median of the annual total compensation of all our team members other than our CEO:

•	We prepared a database including the total gross amount of salary, wages, and other compensation (which depending on the individual could include items such as holiday and other paid time off, overtime pay, shift differentials), as reflected in our payroll records for 2017, for our entire global workforce (other than our CEO) as of December 31, 2017. As needed, amounts were converted from local currency to U.S. dollars.

•	We annualized the compensation of all permanent team members who were newly hired during 2017.

•	We calculated the median gross pay (as described in the first bullet above) and selected five team members immediately above and five team members immediately below that value to further analyze.

•	For these eleven team members, we combined all of the elements of each team member’s compensation for 2017 to calculate total compensation with the same methodology used to calculate the “Total” column of the Summary Compensation Table in accordance with SEC rules and regulations.

•	Finally, because the median pay of these eleven team members was for a commissioned person with high variability in pay from year to year, we selected the team member immediately below the median value of these eleven team members, resulting in an estimated median annual total compensation of $60,446.

Commitment to Fair and Equitable Compensation Practices

Our company is committed to fair and equitable compensation practices. Our Board’s Human Resources Committee oversees our compensation strategy and we regularly review our compensation programs and practices. We conduct an annual pay equity analysis through a third-party consultant that is designed to ensure that we apply our pay practices consistently regardless of gender, race, or ethnicity. As needed, we take appropriate actions to ensure that our compensation is fair and equitable. The results of our most recent study, after accounting for factors such as role, tenure, and geography, showed that (i) team members who are women based in the U.S. earn more than 99 cents for every dollar earned by their male peers, and (ii) team members who are people of color based in the U.S. earn more than 99 cents for every dollar earned by their white peers. Wells Fargo is also committed to pay equity globally and will look for opportunities to expand the discussion of pay equity outside the U.S. in the future.

96      Wells Fargo & Company    2018 Proxy Statement

Audit Matters

ITEM 3 – RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018

The Audit and Examination Committee (AEC) is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm (independent auditors) retained to audit our Company’s financial statements. The AEC has appointed KPMG LLP as our independent auditors for the year ending December 31, 2018, and shareholders will vote at the annual meeting to ratify this appointment. KPMG or its predecessors have examined our financial statements each year since 1931. The AEC exercises sole authority to approve all audit engagement fees and terms associated with the retention of KPMG. In addition to assuring the regular rotation of the lead audit partner as required by law, the AEC is involved in the selection of, and reviews and evaluates the lead audit partner. The AEC bases its selection of the lead partner on the AEC’s interactions with prospective candidates, assessment of their professional experiences, and input received from KPMG and management. The AEC also considers whether, in order to assure continuing auditor independence, there should be regular rotation of the independent registered public accounting firm, which includes consideration of the advisability and potential impact of selecting a different independent public accounting firm. Based on the assessment described in the AEC report, the AEC and our Board believe that the continued retention of KPMG to serve as our independent auditors is in the best interests of our Company and its shareholders.

Although we are not required to seek shareholder ratification of KPMG’s appointment, our Board believes it is sound corporate governance to do so. If shareholders do not ratify the appointment of KPMG, the AEC will consider the shareholders’ action in determining whether to appoint KPMG as our independent auditors for 2019.

Representatives of KPMG will be present at the annual meeting to answer appropriate questions and to make a statement if they wish.

The Audit and Examination Committee Report shall not be deemed to be soliciting material or to be filed with the SEC and is not incorporated by reference into any of the Company’s previous or future filings with the SEC, except as otherwise explicitly specified by the Company in any such filing.

Item 3 – Ratify Appointment of

Independent Registered Public Accounting Firm for 2018

Our Board recommends that you vote FOR the proposal to

ratify the appointment of KPMG as our independent registered public accounting firm for 2018.

KPMG Fees

We incurred the fees shown in the following table for professional services provided by KPMG for 2017 and 2016:

	2017	2016
Audit Fees (1)	$44,802,000	$41,082,000
Audit-Related Fees (2)	4,240,000	4,653,000
Tax Fees (3)	5,772,000	6,717,000
All Other Fees (4)	110,000	95,000
Total	$54,924,000	$52,547,000

(1)	Audit Fees principally relate to the audit of our annual financial statements, the review of our quarterly financial statements included in our Quarterly Reports on Form 10-Q, and the audit of our internal control over financial reporting. Audit fees also relate to services such as subsidiary and statutory audits, managed fund audits, registration activities (i.e., comfort letters, consent filings, etc.), and regulatory and compliance attest services.

(2)	Audit-Related Fees principally relate to audits of employee benefit plans, review of internal controls for selected information systems and business units (Service Organization Control Reports), and due diligence work.

(3)	Tax Fees principally relate to the preparation of tax returns and compliance services, tax planning and consultation services and trust and estate tax compliance services.

(4)	Other Fees relate to non-tax related advisory and consulting services.

Wells Fargo & Company    2018 Proxy Statement      97

Audit Matters

Audit and Examination Committee Pre-Approval Policies and Procedures

The AEC selects and oversees our independent auditors. AEC policy prohibits KPMG from providing certain non-audit services to us and requires all audit and permissible non-audit services provided by KPMG to be pre-approved by the AEC. There are three methods for pre-approving KPMG services. The AEC may pre-approve, on an annual basis, recurring services such as the audits of our annual financial statements and internal control over financial reporting and the review of our quarterly financial statements. Preliminary fee levels will not exceed the amount pre-approved for these services in the preceding calendar year, and changes to these fee levels as a result of changes in the scope of services will be submitted to the AEC for pre-approval on an annual basis. The AEC must pre-approve changes in the scope of recurring services if they will result in fee increases in excess of a relatively small amount established by the AEC prior to such additional services being provided by KPMG. The AEC may also pre-approve, for a particular fiscal year, specific types of audit, audit-related and tax services, subject to a fee cap for each of the three service type categories. Finally, the AEC may pre-approve, from time to time during the year, services that have neither been pre-approved as recurring services nor pre-approved pursuant to the categorical pre-approval described above. Actual fees incurred for services provided to us by KPMG are reported to the AEC after the services have been fully performed. In determining whether to pre-approve the provision by KPMG of a permissible non-audit service, the AEC considers whether the provision of the service by KPMG could impair the independence of KPMG with respect to us. As part of this process, the AEC considers the facts and circumstances of the proposed engagement, including whether KPMG can provide the service more effectively and economically than other firms because of its familiarity with our businesses and operations. The AEC also considers the proposed engagement in light of any other non-audit services provided to us by KPMG and the fees paid to KPMG for those services. The AEC requires competitive bidding for non-audit services unless it is not warranted because of the facts and circumstances of the proposed engagement.

The AEC has delegated pre-approval authority to designated AEC members. Pre-approval by a designated AEC member is used for time-sensitive engagements. Pre-approval decisions by a designated AEC member are reported to the full AEC at a future meeting.

Audit and Examination Committee Report

The AEC’s charter sets forth the AEC’s purposes and responsibilities. The five members of the AEC who participated in the review, discussion, and recommendation of this report are named below. Each such member is independent, as independence for audit committee members is defined by NYSE rules. The Board has determined, in its business judgment, that each such member of the AEC is financially literate as required by NYSE rules and each qualifies as an “audit committee financial expert” as defined by SEC regulations.

Management has primary responsibility for our financial statements and the overall reporting process and, with the assistance of our internal auditors, for maintaining adequate internal control over financial reporting for us and assessing the effectiveness of our internal control over financial reporting. The independent auditors are responsible for performing independent audits of our consolidated financial statements and our internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States). These audits serve as a basis for the auditors’ opinions included in the annual report to shareholders addressing whether the financial statements fairly present our financial position, results of operations, and cash flows in conformity with U.S. generally accepted accounting principles and whether our internal control over financial reporting was effective as of December 31, 2017. The AEC’s responsibility is to monitor and oversee these processes.

In connection with its monitoring and oversight responsibilities, the AEC assessed the activities and performance of the Company’s independent auditor. In conducting its assessment, the AEC considered, among other things: information relating to audit effectiveness, including the results of PCAOB inspection reports; KPMG’s demonstrated understanding of the financial services industry, the Company’s businesses, significant accounting practices, and system of internal control over financial reporting; and the professionalism of KPMG’s team, including exhibited professional skepticism, objectivity, integrity, and trustworthiness.

The AEC has reviewed and discussed our 2017 audited financial statements and the assessment of the effectiveness of the Company’s internal control over financial reporting with management and KPMG. The AEC has discussed with KPMG the matters required to be discussed by applicable PCAOB standards, including matters relating to the conduct of the audit of our financial statements, as well as the quality of the Company’s accounting principles and the reasonableness of critical accounting estimates and judgments. KPMG has provided to the AEC the written disclosures and the letter required by applicable requirements of the PCAOB regarding KPMG’s communications with the AEC concerning independence, and the AEC has discussed with KPMG that firm’s independence from us. Based on this review and these discussions, the AEC recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the SEC.

Members of the Audit and Examination Committee:

James H. Quigley, Chair John D. Baker II Theodore F. Craver, Jr.	Federico F. Peña Ronald L. Sargent

98      Wells Fargo & Company    2018 Proxy Statement

Shareholder Proposals

Our Commitment to a Business Standards Review and Report

The Sisters of St. Francis of Philadelphia and other co-filers*, including members of the Interfaith Center on Corporate Responsibility, submitted a shareholder proposal for inclusion in our 2018 proxy statement requesting that our Board publish a comprehensive report on the root causes of past and present fraudulent activities, plans to address them, and how progress will be measured and disclosed. The proponents also requested that the review and report address the following matters:

1.	An analysis of the impacts on the bank, its reputation, customers, and investors of these continuing scandals;
2.	Identify the systemic cultural and ethical root causes of recent scandals, including at the board level;
3.	A framework to address these issues and embed systems throughout the company, including changes already implemented, establishment of grievance mechanisms, and plans to strengthen corporate culture and instill a commitment to high ethical standards at all employee levels;
4.	Key performance indicators to evaluate the effectiveness of changes instituted over time;
5.	A commitment to ongoing and regular disclosure on progress; and
6.	Description of how the identified issues will be factored into employee and executive incentive and compensation decisions.

Our Company and our Board agree that a business standards review provides the Company with a unique opportunity to engage in a process that we expect will be transformative and beneficial to our shareholders and other stakeholders as we demonstrate our commitment to enhancing our operations, practices, and culture, and we have agreed to conduct a business standards review and prepare and publish a report on our website.

•	We have made significant changes to our governance, operations, business practices, and risk management as a result of reviews we have been and are continuing to conduct across our Company, including relating to our culture and sales practices.

•	Our Vision, our Values and our six Goals – to be the financial services leader in customer service and advice, team member engagement, innovation, risk management, corporate citizenship, and shareholder value – guide us in our efforts build a better and stronger Company.

We have had and continue to have constructive discussions with the Interfaith Center on Corporate Responsibility, proponents of this proposal, and other stakeholders, including members of our Stakeholder Advisory Council, about the scope of our business standards review and the form and content of the requested report.

•	We actively seek and take the feedback we receive from our investors and other stakeholders very seriously. Since 2010, our Company has had an investor outreach program with independent director participation to better understand investor views. Our independent Chair and management have participated in meetings with many of our investors and numerous other stakeholders.

•	In addition, in 2017, we formed an external Stakeholder Advisory Council to help provide insights to our Board and our Company from a stakeholder perspective, including on current and emerging issues relevant to our Company and its stakeholders.

•	We have taken a number of actions that reflect the feedback we have received to enhance our Board’s and our Company’s structure and practices, as well as provide more transparency about our progress.

In light of our commitment to conduct a business standards review and prepare and publish a report on our website in response to the proposal we received, the Sisters of St. Francis of Philadelphia and other co-filers withdrew their proposal and we look forward to continuing to work with them to obtain valued feedback on the scope of our review and the form and content of our report. Our review will be a cross-functional effort overseen by the Board’s Governance and Nominating Committee. We anticipate publishing our business standards report on our website by the end of 2018.

*	AFL-CIO Reserve Fund; American Baptist Home Mission Society; Benedictine Sisters of Baltimore; Board of Pensions of the Presbyterian Church (USA); Connecticut Retirement Plans and Trust Funds; Dominican Sisters of Hope; Franciscan Sisters of Perpetual Adoration; Friends Fiduciary Corporation; Maryknoll Sisters of St. Dominic, Inc.; Missionary Oblates of Mary Immaculate; Northwest & Ethical Investments, L.P.; Religious of the Sacred Heart of Mary, Western American Province; Rockefeller Asset Management; Sisters of Saint Joseph of Chestnut Hill, Philadelphia; Sisters of St. Dominic Congregation of the Most Holy Name; Sisters of St. Francis Charitable Trust; Sisters of St. Joseph of Orange; Sisters of the Holy Names of Jesus and Mary U.S.-Ontario; Society of the Holy Child Jesus; The Employees’ Retirement System of Rhode Island; Unitarian Universalist Association; United Church Funds; and Walden Equity Fund

Wells Fargo & Company    2018 Proxy Statement      99

Shareholder Proposals

Shareholders will vote on the following shareholder proposals (Items 4 through 6), if they are properly presented at our annual meeting. The text of these proposals and supporting statements appear in the form in which we received them. The proposals may contain assertions about our Company that we believe are incorrect. We have not attempted to refute any inaccuracies.

We provide the name and address of the proponent for each shareholder proposal, as well as the number of shares held (if available).

Items 4 through 6 Our Board recommends that you vote AGAINST each shareholder proposal for the reasons set forth below each proposal.

ITEM 4 – SHAREHOLDER PROPOSAL – SPECIAL SHAREOWNER MEETINGS

John Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, CA 90278, the holder of no fewer than 100 shares of our common stock, has advised us that he intends to introduce the following resolution at our 2018 annual meeting:

Resolution

Resolved, Shareowners ask our board to take the steps necessary (unilaterally if possible) to amend our bylaws and each appropriate governing document to give holders in the aggregate of 10% of our outstanding common stock the power to call a special shareowner meeting. This proposal does not impact our board’s current power to call a special meeting.

Supporting Statement

Dozens of Fortune 500 companies allow 10% of shares to call a special meeting. Wells Fargo shareholders also do not have the full right to call a special meeting that is available under Delaware law. Special meetings allow shareowners to vote on important matters, such as electing new directors that can arise between annual meetings. Shareowner input on the timing of shareowner meetings is especially important when events unfold quickly and issues may become moot by the next annual meeting. This is important because there could be 15-months or more between annual meetings.

It is important to increase shareholder rights given the ethics crisis at our company that has a serious bottom line impact. In September 2016 Wells Fargo was fined $100 million for creating 2 million fake accounts and credit cards to collect illegal fees. The number of fake accounts was eventually revised upward to 3.5 million. In July 2017 we learned that Wells Fargo charged 800,000 people for auto insurance they did not need. This lead to 274,000 customers becoming delinquent on their loans and 25,000 unnecessary automobile repossessions.

As the accounting scandal grew, Wells Fargo’s independent directors hired their own lobbying firm. Since then, Wells Fargo directors spent $600,000 of shareholder money lobbying Congress on “issues related to congressional investigations of Wells Fargo,” according to documents on the website of the Center for Responsive Politics. It is highly unusual for independent directors to hire their own lobbyists.

Wells Fargo also settled federal claims that Wells Fargo overcharged veterans and concealed this misconduct from the U.S. Department of Veterans Affairs. It appears that Wells Fargo may have deliberately misled federal lawmakers during an active investigation, raising questions of potential criminal misconduct.

Please vote to increase shareholder rights:

Special Shareowner Meetings – Proposal 4

100      Wells Fargo & Company    2018 Proxy Statement

Shareholder Proposals

Position of the Board

Our Board recommends a vote AGAINST this proposal, which is identified as Item 4 on the proxy card, for the following reasons:

•	The proposal is unnecessary because our shareholders already have a meaningful right to call special meetings of shareholders;

•	Our Company’s By-Law provision permitting shareholders owning at least 20% (lowered from 25% in March 2018) of our common stock to call special meetings appropriately balances the interests of all shareholders and limits the risk of costly and burdensome special meetings called by a small group of shareholders seeking to advance their own narrowly supported interests; and

•	Our Company has independent Board leadership participation in our investor engagement program and corporate governance practices which recognize the rights of shareholders to exercise their views on important matters, including through proxy access, a majority vote for annual director elections, and a shareholder right to act by written consent.

Our Board recognizes the importance as a corporate governance practice of giving shareholders the right to call special meetings in appropriate circumstances. In 2011, our Board amended our Company’s By-Laws to provide our shareholders a meaningful right to call special meetings of shareholders. Our Board believes that the Company’s By-Law provision permitting shareholders owning at least 20% (lowered from 25% in March 2018) of our common stock to call special meetings strikes the appropriate balance between this shareholder right and our shareholders’ interest in avoiding the disruption and substantial administrative and financial burdens associated with a special meeting in which a small group of shareholders may seek to advance a narrowly supported interest.

Our Board believes that the proponent’s requested 10% ownership threshold, a small minority of outstanding common stock ownership, is too low and does not strike the appropriate balance. There are numerous activities and internal and external resources associated with holding a special meeting, including the high cost and large time commitment associated with conducting the meeting. Special meetings of shareholders should be extraordinary events to address matters considered by a reasonable percentage of outstanding common stock ownership to be of sufficient import and urgency that they cannot wait until the next annual meeting. Our Board believes that our Company’s By-Law provision, with its current ownership threshold that permits shareholders owning at least 20% of our common stock to call special meetings and provisions designed to avoid duplicative meetings, is in our Company’s and our shareholders’ best interest because it appropriately balances the interests of all of our Company’s shareholders and avoids the risk of unnecessary and burdensome shareholder meetings called by a relatively small group of shareholders.

Our Board and our Company actively seek and take the feedback we receive from our investors and other stakeholders very seriously. Since 2010, we have had an investor engagement program with independent director participation to better understand investor views outside the framework of a shareholder meeting. Our engagement efforts, which are in addition to other communication channels available to shareholders, help us to enhance our corporate governance practices in a way that reflects shareholder insights and perspectives, and demonstrates our Board’s accountability and responsiveness to our shareholders. Since our 2017 annual meeting, members of our Board and management met with institutional investors representing more than 35% of our common shares outstanding to get their views on Wells Fargo’s corporate governance practices, executive compensation program, and other key topics of interest to them. As evidence of our Board’s commitment to strong and effective corporate governance principles and practices, we have taken a number of actions based in part on feedback we have received to increase shareholder rights and enhance the Board’s structure and our other corporate governance practices. For example,

•	our Board amended the Company’s By-Laws in 2016 to separate the roles of Chair and CEO and has elected an independent Chair (the duties and responsibilities of the independent Chair are described under Strong Independent Board Leadership);

•	our Board enhanced the composition of the Board by electing 6 new independent directors in 2017;

•	our Board amended the Company’s By-Laws in 2015 to provide an eligible shareholder (or a group of up to 20 shareholders) who has owned 3% of our Company’s stock for 3 years with the ability to nominate up to the greater of 2 directors and 20 percent of our Board, subject to the terms and conditions in the By-Laws;

•	all of our Company’s directors are elected annually under a majority vote standard;

•	shareholders may take any action that may be taken at an annual or special meeting by the written consent of the holders of sufficient shares necessary to have taken such action at a shareholder meeting;

•	our Board has recommended that our shareholders vote on executive compensation each year (an annual say on pay vote) so that shareholders can promptly provide their views on the compensation of our Company’s named executives; and

Wells Fargo & Company    2018 Proxy Statement      101

Shareholder Proposals

•	our Company launched its external Stakeholder Advisory Council in December 2017 to deepen our understanding of important issues relevant to our Company and its stakeholders, including serving the financial needs of underserved communities, diversity and social inclusion, and environmental sustainability.

Our Company’s governing documents allow our Board to call special meetings of shareholders when it is in the best interests of our shareholders to do so. Those governing documents, along with Delaware corporate law and other applicable regulatory requirements, also serve to protect shareholder interests by requiring many important matters to be submitted for a shareholder vote at a meeting. These matters include certain large stock issuances, certain mergers, the adoption of equity-based compensation plans, and advisory say on pay votes. Our Company’s existing By-Law provision giving shareholders a meaningful right to call special meetings, coupled with our Company’s strong independent Board leadership and corporate governance practices, our investor engagement program, and existing corporate and regulatory requirements regarding shareholder meetings, appropriately balance the shareholder right to call special meetings of shareholders with our shareholders’ interest in avoiding burdens associated with unnecessary special shareholder meetings called by a small group of shareholders.

Item 4 Shareholder Proposal – Special Shareowner Meetings Our Board recommends that you vote AGAINST this proposal.

ITEM 5 – SHAREHOLDER PROPOSAL – REFORM EXECUTIVE COMPENSATION POLICY WITH SOCIAL RESPONSIBILITY

Jing Zhao, 1745 Copperleaf Ct., Concord, CA 94519, the holder of 60 shares of our common stock, has advised us that he intends to introduce the following resolution at our 2018 annual meeting:

Resolution

Resolved: shareholders recommend that Wells Fargo & Company engage multiple outside independent experts or resources from the general public to reform its executive compensation policy with social responsibility.

Supporting Statement

A socially responsible executive compensation policy is essential to corporate social responsibility. Wells Fargo does not have a compensation committee. “The HRC [Human Resource Committee] retained FW Cook to provide independent advice on executive compensation matters for 2016.” (2017 Proxy Statement, p.59). It is obvious that a paid consulting firm cannot provide any independent voice which the company does not want to hear. For example, Apple Inc. wasted the company money to hire a consulting firm to advise Apple to award the same $1,000,000 salary, the same $20,000,105 stock and the same $4,000,000 non-equity incentive plan compensation each in 2015 to its five named executive officers. The current Wells Fargo executive compensation policy is not socially responsible, as shown from the case of the forfeited $41 million from the former CEO. It does not include social elements beyond the narrow market consideration, such as the rising of the CEO-worker pay ratio, to measure the executive compensation.

“A man must always live by his work, and his wages must at least be sufficient to maintain him.” (Adam Smith, The Wealth of Nations “Book 1 Chapter 8 Of the Wages of Labour,” 1776.) However, citing Economic Policy Institute, the Wall Street Journal reported: “The ratio has ballooned since the 1970s: The bosses of America’s 350 largest companies made on average 276 times the money of their rank-and-file subordinates in 2015, up from 30 times in 1978.” (“CEO-Worker Pay Ratio Generates Outrage—And Some Insight” by Stephen Wilmot, July 6, 2017) Furthermore, “Summary compensation tables massively understate what executives earn and don’t tell investors what they need to know.” “In 2015—the last year for which full data is available—the average pay of the 500 highest-paid U.S. executives was $17.1 million according to fair-value estimates, but $32.6 million according to realized pay.” (“Better Ways to Measure Your Boss’s Pay” by Stephen Wilmot, July 4, 2017.) This rising trend of inequality is not only socially immoral but also economically unsustainable.

For the purpose of this proposal, the HRC has the flexibility to select multiple independent experts or sources and social elements, such as the CEO-worker pay ratio of Wells Fargo and the average employee’s pay, the minimum wage, and jobless rate of America. For example, Intel accepted my advice and organized three meetings to receive true independent insights from outside experts (including an UN officer, a federal officer, an Australian professor, a British journalist, an activist, NPO researchers, a lawyer, and shareholders) to review its human rights principles and employee’s code of conduct policy.

102      Wells Fargo & Company    2018 Proxy Statement

Shareholder Proposals

Position of the Board

Our Board recommends a vote AGAINST this proposal, which is identified as Item 5 on the proxy card, for the following reasons:

•	Our executive compensation program is designed to pay for performance and encourage long-term shareholder value;

•	In evaluating executive performance and determining executive compensation, the HRC considers a variety of factors, including ethical considerations, diversity and inclusion, executive accountability, and other social responsibility issues;

•	The Board’s Human Resources Committee is comprised of independent directors and seeks independent advice; and

•	We are committed to paying our team members fairly and consistent with social responsibility.

Our executive compensation program is designed to be aligned with our four compensation principles discussed in the Compensation Discussion and Analysis section of this proxy statement, including paying for performance and encouraging the creation of long-term shareholder value. In alignment with these principles, the HRC, which has Board oversight responsibility for executive compensation matters, considers a wide variety of factors in evaluating executive performance and determining executive compensation, including ethical considerations, diversity and inclusion, executive accountability, and other social responsibility issues. In addition, as reflected in our Company’s six Goals, we believe that being a good corporate citizen helps to drive the creation of long-term shareholder value. To that end, we are committed to making every community in which we do business better through philanthropy, advancing diversity and inclusion, creating economic opportunity, and promoting environmental sustainability. Additional information regarding our corporate social responsibility initiatives can be found at https://www.wellsfargo.com/about/corporate-responsibility/.

The HRC is comprised of independent, experienced directors and it may retain or obtain guidance from legal counsel, compensation consultants, and other advisors as it deems appropriate. The HRC currently retains FW Cook as its independent compensation consultant. The HRC has engaged FW Cook to (i) advise the HRC on the design and effectiveness of our executive compensation program, including so that our compensation structure is appropriate to support our business and risk management objectives, (ii) provide advice on a range of external market factors that might affect our executive compensation program, and (iii) provide observations about our compensation program generally and about management’s recommendations to the HRC regarding the amount and form of compensation for our executives.

The HRC’s executive compensation decisions are further informed by our engagement with our shareholders, customers, team members, and other stakeholders. The HRC considered recent shareholder feedback through the Company’s annual say on pay vote in the HRC’s decision to maintain the overarching framework for our named executives’ compensation. Our executive compensation program also continues to be one of the topics that our Chair and members of management discuss with our investors each year as part of our investor engagement program. Additional details on our investor engagement program are provided under Our Investor Engagement Program in this proxy statement.

Moreover, we are committed to paying our team members fairly, and consistent with social responsibility. We offer a total compensation package, including salary, benefits, and incentive pay opportunities, that is competitive with those offered by our key competitors in the businesses and markets in which we operate. Our compensation programs support attracting, motivating, and retaining people with the skills, talent, and experience to drive sustainable, long-term company performance. We invest significantly in annual salary, promotional, and other types of increases for roles at all levels of our Company, while providing a broad array of benefits and career development opportunities for team members.

We believe that our compensation programs, combined with our Corporate Citizenship goal to make a positive contribution to communities through philanthropy, advancing diversity and inclusion, creating economic opportunity, and promoting environmental sustainability, address the concerns raised by this proposal.

Item 5 Shareholder Proposal – Reform Executive Compensation Policy with Social Responsibility Our Board recommends that you vote AGAINST this proposal.

Wells Fargo & Company    2018 Proxy Statement      103

Shareholder Proposals

ITEM 6 – SHAREHOLDER PROPOSAL – REPORT ON INCENTIVE COMPENSATION AND RISKS OF MATERIAL LOSSES

The Trustee of the New York State Common Retirement Fund, 59 Maiden Lane, 30th Floor, New York, NY 10038, the holder of 13,102,460 shares of our common stock, has advised us that he intends to introduce the following resolution at our 2018 annual meeting:

Resolution

RESOLVED:

Shareholders request that the Board prepare a report, at reasonable cost, disclosing to the extent permitted under applicable law and Wells Fargo’s contractual, fiduciary or other obligations (1) whether the Company has identified employees or positions, individually or as part of a group, who are eligible to receive incentive-based compensation that is tied to metrics that could have the ability to expose Wells Fargo to possible material losses, as determined in accordance with generally accepted accounting principles; (2) if the Company has not made such an identification, an explanation of why it has not done so; and (3) if the Company has made such an identification, the:

(a)	methodology and criteria used to make such identification;

(b)	number of those employees/positions, broken down by division;

(c)	aggregate percentage of compensation, broken down by division, paid to those employees/positions that constitutes incentive-based compensation; and

(d)	aggregate percentage of such incentive-based compensation that is dependent on (i) short-term, and (ii) long-term performance metrics, in each case as may be defined by Wells Fargo and with an explanation of such metrics.

The requested report would provide shareholders with important information concerning incentive-based compensation that could lead employees to take inappropriate risks that could result in material financial loss to our company.

Supporting Statement

A lesson from the financial crisis was that employees at large banks, not just top executives, can make decisions that may affect the stability of our portfolio companies and the economy. In response, Congress directed federal regulators to examine the financial incentives of all bank employees-not just executives-whose actions can threaten the safety of individual banks or the banking system itself.

Section 956 of the Dodd-Frank Act requires federal regulators to promulgate disclosure requirements relating to “the structures of all incentive-based compensation arrangements...that could lead to material financial loss.” A Notice of Proposed Rule Making and Request for Comment released by the SEC in 2016 states, “Well-structured incentive-based compensation arrangements can promote the health of a financial institution by aligning the interests of executives and employees with those of the institution’s shareholders and other stakeholders. At the same time, poorly structured incentive-based compensation arrangements can provide executives and employees with incentives to take inappropriate risks that are not consistent with the long-term health of the institution and, in turn, the long-term health of the U.S. economy.” Basel III, the global banking regulatory reform standard, urges banks to identify material risk takers other than executives and disclose their fixed and variable remuneration.

Although Wells Fargo discloses the compensation of named executive officers, it does not disclose information regarding the compensation of other employees who could expose our company to material losses. Because investors, like regulators, have significant interests in understanding risks that could expose Wells Fargo to material losses, Wells Fargo should disclose this information to its shareholders.

104      Wells Fargo & Company    2018 Proxy Statement

Shareholder Proposals

Position of the Board

Our Board recommends a vote AGAINST this proposal, which is identified as Item 6 on the proxy card, for the following reasons:

•	Our Company already undertakes incentive compensation risk reviews responsive to the proposal’s concerns through its Incentive Compensation Risk Management (ICRM) program;

•	The Board’s Human Resources Committee oversees the ICRM program, which we have significantly expanded and strengthened in recent years; and

•	Through the ICRM program, we review the incentive compensation arrangements of all incentive-eligible roles across our Company for a broad range of actual and potential financial, reputational, and regulatory risks.

Our Board recognizes and acknowledges the concerns raised by the proposal about incentive compensation risk. Through the HRC, our Board oversees a broad range of incentive compensation and risk issues, as well as our ICRM program. The ICRM program is designed to account for all potential risk types, including risks related to misconduct and reputational harm, rather than just those that lead to material financial loss.

The ICRM program, which we established in 2010, provides the governance framework, policies, risk management standards, and processes under which we manage incentive compensation risk. The program was initially focused on financial risks, such as credit, market, and liquidity risk. We have refined, and continue to refine, the program’s scope to better reflect the Company’s risk appetite and risk management goals and to meet evolving regulatory requirements. The goal of our ICRM program is to develop and manage incentive compensation arrangements that align with our strategy and Values, comply with applicable laws and regulations, and balance risk and financial rewards.

We have enhanced and strengthened the ICRM program over time, with significant changes made since the beginning of 2016. We have expanded the ICRM program to cover all team members who are eligible to receive incentive compensation. We also initiated a multi-year review of all incentive-eligible roles across our lines of business to determine the types and extent of risk to which our Company may be exposed, and we enhanced our incentive compensation design and review processes to include stronger controls and oversight. In addition, we incorporated new sales incentive plan guidance in our incentive plan risk assessments to address sales practices risk for all sales incentive plans, and provided for enhanced monitoring and governance.

Our ICRM program governance processes include multiple layers of responsibility and oversight at all levels of the Company, from the lines of business having primary responsibility for compensation risk to the HRC having Board-level oversight over our overall compensation strategy and our ICRM program, including:

•	Each business is responsible for understanding the risks associated with roles covered by incentive compensation arrangements and ensuring its arrangements are balanced appropriately and do not encourage unnecessary or inappropriate risk-taking;

•	Our centralized Human Resources group, partnering with our centralized Risk group, is responsible for managing the ICRM program and providing independent oversight;

•	Our management Incentive Compensation Committee, consisting of our senior Risk, Human Resources, and business executives, oversees the ICRM program; and

•	The HRC establishes our overall incentive compensation strategy and oversees the effectiveness of our risk management practices relating to incentive compensation plans and programs for senior executives and roles subject to heightened oversight.

Under the overarching ICRM governance processes described above, our ICRM program framework has three main components, including (i) identification of the roles covered, (ii) incentive compensation risk-balancing, and (iii) monitoring and validation.

•	Roles Covered. Our ICRM program has been expanded to cover all team members who are eligible to participate in an incentive compensation plan. The program also provides for heightened oversight of team members in roles that may be able, individually or as a group, to expose the Company to material risk, as well as roles that are subject to specific regulatory requirements. We consider the specific role, the level of control, the potential impact, and the type of risk in making the determination as to whether a specific role should be subject to heightened oversight. Based on this analysis, the following roles are subject to heightened oversight: (i) our executive officers; (ii) senior management with significant responsibility for taking, identifying, managing, or controlling risk within a line of business or corporate function; and (iii) groups of team members who, in the aggregate, may expose the Company to material risk, such as revenue producers who take on financial risk.

•

Risk Balancing. Our incentive compensation plans incorporate risk management in their design through the development and annual review by cross-departmental teams that include representatives from the business line, Human Resources,

Wells Fargo & Company    2018 Proxy Statement      105

Shareholder Proposals

Finance, the Law Department, and Risk (includes Compliance). The annual review of existing plans is coordinated by our human resources group, and during this review, we assess emerging risks, risk mitigation features, compliance with applicable laws, regulations, and policies, and the programs’ potential to encourage our team members to take unnecessary or inappropriate risks. For new plans, we conduct an initial risk assessment where we evaluate the team member roles covered by the plan, the inherent risks of those roles, the plan’s structure and risk-balancing features, and additional controls. For team members subject to heightened oversight, to ensure that incentive award payouts reflect risk outcomes, risk management is considered in all aspects of compensation determination, including during: (i) the development of annual performance objectives; (ii) the review of compensation arrangements; and (iii) annual performance evaluations. For executives and certain senior management, our compensation program also includes balancing features that account for current and longer-term risk horizons by providing them with a combination of annual and long-term incentive awards that are subject to performance and forfeiture provisions, clawback policies, consideration of qualitative aspects of performance, and the discretion to reduce payouts.

•	Monitoring and Validation. Our business groups have established programs for monitoring compliance with ICRM policies and procedures and for validating annual incentive compensation award decisions. The goal of these programs is to ensure consistent application of our policies and procedures, including downward adjustments to annual incentive compensation award payments as a result of compliance, risk, or other issues. We also use the results of our monitoring program to help enhance policies and procedures, support pre-award decisions, and support post-award validation efforts. Our ICRM program also provides for focused monitoring on year-end performance evaluations and compensation decisions for select roles subject to heightened oversight. As part of our incentive compensation review process, independent reviews of risk outcomes, such as loan losses or increased risk ratings, are also conducted by our Risk and Human Resources groups.

As part of our annual incentive compensation process, award outcomes are monitored and validated by the appropriate control functions to evaluate the effectiveness of our incentive compensation award decisions, with a focus on roles and responsibilities with a high degree of inherent risk and on any adverse risk outcomes. Using this process, compensation decisions may be adjusted as we confirm that incentive compensation awards are reduced where appropriate based on risks taken and risk outcomes. Our validation process also provides the Company with the opportunities to: (i) evaluate whether discretionary decisions are consistent and promote balanced risk-taking; (ii) enhance our incentive compensation plan designs and our processes; (iii) implement enhancements for the following performance cycle; and (iv) report results of reviews to the HRC.

For additional information, see Incentive Compensation Risk Management and Team Member Performance Management in this proxy statement.

Our Board and our Company believe that the disclosure in this proxy statement responds to the incentive compensation risk concerns raised in this proposal.

Item 6 Shareholder Proposal – Report on Incentive Compensation and Risks of Material Losses Our Board recommends that you vote AGAINST this proposal.

106      Wells Fargo & Company    2018 Proxy Statement

Voting and Other Meeting Information

VOTING INFORMATION

Who can vote at the annual meeting?

Holders of our common stock as of the close of business on the record date are entitled to notice of and to vote at the meeting. The record date for the annual meeting is February 27, 2018. On the record date, we had 4,876,092,912 shares of common stock outstanding and entitled to vote. Each share of common stock outstanding on the record date is entitled to one vote on each of the 12 director nominees and one vote on each other item to be voted on at the meeting. There is no cumulative voting.

How many votes must be present to hold the annual meeting?

We will have a quorum and can conduct business at the annual meeting if the holders of a majority of the outstanding shares of common stock as of the record date are present in person or represented by proxy at the meeting. We urge you to vote promptly by proxy even if you plan to attend the annual meeting so that we will know as soon as possible that enough shares will be present for us to hold the meeting. Solely for purposes of determining whether we have a quorum, we will count:

•	Shares present in person or by proxy and voting;

•	Shares present in person and not voting; and

•	Shares for which we have received proxies but for which shareholders have abstained from voting or that represent broker non-votes, which are described below.

How do I vote my shares?

You don’t have to attend the annual meeting to vote. The Board is soliciting proxies so that you can vote before the annual meeting. If you vote by proxy, you will be designating Hope A. Hardison, C. Allen Parker, and John R. Shrewsberry, each of whom is a Company executive officer, each with power of substitution as your proxy, and together as your proxies, to vote your shares as you instruct. If you sign and return your proxy card or vote over the internet, by mobile device, or telephone without giving specific voting instructions, these individuals will vote your shares by following the Board’s recommendations. The proxies also have discretionary authority to vote to adjourn our annual meeting, including for the purpose of soliciting votes in accordance with our Board’s recommendations, or if any other business properly comes before the meeting. We were informed that a beneficial owner of 45 shares of our common stock appointed a person to act as proxy to attend and present at the annual meeting proposals requesting (i) that the Board amend customer agreements to provide that arbitration is not compelled when the agreement was created without the customer’s consent and (ii) the removal of four current directors who served on the CRC for a specified period of time prior to 2017. The submission of the proposals did not comply with our By-Laws, so the proposals are expected to be ruled out of order if presented at the meeting. If for any reason the proposals are voted on at the annual meeting, the above persons appointed to vote the proxies intend to vote against each of the proposals. If any other business properly comes before the meeting, the proxies will vote on those matters in accordance with their best judgment.

The chart below provides general information on how to vote your shares before the meeting if you are:

•	A record holder—your shares are held directly in your name on our stock records and you have the right to vote your shares in person or by proxy at the annual meeting;

•	A street name holder—your shares are held in an account at a brokerage firm, bank, or other similar entity. This entity is considered the record holder of these shares for purposes of voting at the annual meeting. You have the right to direct the brokerage firm, bank, or other entity how to vote the shares in your account, but you may not vote your account shares in person at the annual meeting without obtaining a legal proxy from this entity giving you the right to vote these shares at the meeting; or

•	A current or former Wells Fargo team member who holds shares in one or both of our Company Plans—you have the right to instruct the 401(k) Plan trustee or direct the Stock Purchase Plan custodian how to vote the shares of common stock you hold as of the record date under each plan in which you participate. The trustee will vote all shares held in the 401(k) Plan in proportion to the voting instructions the trustee actually receives from all 401(k) Plan participants in accordance with the terms of the plan, unless contrary to ERISA. If you do not give voting directions for your Stock Purchase Plan shares, these shares will not be voted. We refer to the 401(k) Plan and Stock Purchase Plan together as the “Company Plans.”

Wells Fargo & Company    2018 Proxy Statement      107

Voting and Other Meeting Information

Voting Method	Record Holder	Street Name Holder	Company Plans Participant

Internet*	Go to www.proxypush.com/wfc and follow the online instructions	Got to www.proxyvote.com and follow the online instructions

See email sent to your current Company email address for instructions on how to access online proxy materials and vote over the internet

If proxy materials received by mail, see mailed voting instruction form/proxy card for internet voting instructions

Mobile device*	Scan QR Barcode on your notice of internet availability of proxy materials or proxy card	Scan QR Barcode on your notice of internet availability of proxy materials or voting instruction form	Scan QR Barcode on your voting instruction form or proxy card

Telephone*	Call 1-866-883-3382 and follow the recorded instructions	See notice of internet availability of proxy materials or voting instruction form for any telephone voting instructions	See email sent to your current Company email address or mailed voting instruction form/proxy card for telephone voting instructions

Mail (if proxy materials received by mail)	Complete, sign, date, and return the proxy card	Complete, sign, date, and return voting instruction form	Complete, sign, date, and return voting instruction form (for 401(k) Plan shares)/proxy card (for Stock Purchase Plan shares)

*	If you vote by internet, by mobile device using the applicable QR Barcode, or by telephone, you will need the control number from your notice of internet availability of proxy materials, proxy card or voting instruction form. If you vote over the internet, by mobile device, or by telephone, please do not mail back any voting instruction form or proxy card you received. See Other Information for additional information about the notice of internet availability and electronic delivery of our proxy materials.

Can I vote in person at the annual meeting?

If you are a shareholder of record on the record date, you can vote your shares of common stock in person at the annual meeting. If your shares are held in street name, you may vote your shares in person only if you have a legal proxy from the entity that holds your shares giving you the right to vote the shares. A legal proxy is a written document from your brokerage firm or bank authorizing you to vote the shares it holds for you in its name. Participants in the Company Plans must vote their shares before the annual meeting by the deadline provided below. If you attend the meeting and vote your shares by ballot, your vote at the meeting will revoke any vote you submitted previously over the internet, by mobile device, by telephone, or by mail. Even if you currently plan to attend the meeting, we recommend that you vote by proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

108      Wells Fargo & Company    2018 Proxy Statement

Voting and Other Meeting Information

What are my voting options? What vote is required and how is my vote counted?

The table below shows your possible voting options on the items to be considered at the meeting, the vote required to elect directors and to approve each other item under our By-Laws, and the manner in which votes will be counted:

Item	Voting Options	Vote Required	Effect of Abstentions	Effect of Broker Non-Votes**
Our Board recommends that you vote FOR each of the director nominees.

Election of Directors	For, Against, or Abstain	Votes cast FOR the nominee must exceed the votes cast AGAINST the nominee.*	No effect	No effect
Our Board recommends that you vote FOR the advisory resolution.

Advisory Resolution to Approve Executive Compensation	For, Against, or Abstain	Majority of the shares present in person or by proxy at the annual meeting and entitled to vote on this item vote FOR this item.	Vote against	No effect
Our Board recommends that you vote FOR the proposal to ratify the appointment of KPMG.

Ratification of KPMG	For, Against, or Abstain	Majority of the shares present in person or by proxy at the annual meeting and entitled to vote on this item vote FOR this item.	Vote against	Not applicable
Our Board recommends that you vote AGAINST each shareholder proposal.

Shareholder Proposals	For, Against, or Abstain	Majority of the shares present in person or by proxy at the annual meeting and entitled to vote on each item vote FOR that item.	Vote against	No effect

*	As required by our Corporate Governance Guidelines, each nominee for director has tendered an irrevocable resignation that will become effective if he or she fails to receive the required vote for election at the annual meeting and the Board accepts the tendered resignation. For more information on these director resignation provisions, see the information under Director Election Standard.

**	Under NYSE rules, member-brokers are prohibited from voting a customer’s shares on non-routine items (referred to as a “broker non-vote”) if the customer has not given the broker voting instructions on that matter. Only the proposal to ratify KPMG as independent auditors is considered routine, and a broker may vote customer shares in its discretion on this item if the customer does not instruct the broker how to vote. All of the remaining items listed above are considered non-routine, and thus a broker will return a proxy card without voting on these non-routine items if a customer does not give voting instructions on these matters.

What is the deadline for voting before the meeting?

If You Are:	Voting By:	Your Vote Must Be Received:
A record holder	• Mail • Internet, mobile device, or telephone	• Prior to the annual meeting • By 11:59 p.m., Central Daylight Time (CDT), on April 23, 2018
A street name holder	• Mail • Internet, mobile device, or telephone	• Prior to the annual meeting • By 11:59 p.m., Eastern Daylight Time (EDT), on April 23, 2018
A participant in the Company Plans	• Mail • Internet, mobile device, or telephone	• By April 20, 2018 • By 11:59 p.m., EDT, on April 22, 2018

May I change my vote?

Yes. If you are the record holder of the shares, you may revoke your proxy and change your vote by:

•	Submitting timely written notice of revocation to our Corporate Secretary at MAC #D1053-300, 301 South College Street, 30th Floor, Charlotte, North Carolina 28202 prior to the vote at the annual meeting;

•	If you completed and returned a proxy card, submitting a new proxy card with a later date and returning it prior to the vote at the annual meeting;

Wells Fargo & Company    2018 Proxy Statement      109

Voting and Other Meeting Information

•	If you voted over the internet, by mobile device, or by telephone, voting again over the internet, by mobile device, or by telephone by the applicable deadline shown in the table above; or

•	Attending the annual meeting in person and voting your shares by ballot at the meeting.

If your shares are held in street name, you may revoke your voting instructions and change your vote by submitting new voting instructions to your brokerage firm, bank, or other similar entity before the deadline shown above or, if you have obtained a legal proxy from your brokerage firm, bank, or other similar entity giving you the right to vote your shares, you may change your vote by attending the meeting and voting in person.

If you participate in the Company Plans, you may revoke your voting instructions and change your vote by submitting new voting instructions to the trustee or custodian of the applicable plan before the deadline shown above.

Is my vote confidential?

It is our policy that documents identifying your vote are confidential. The vote of any shareholder will not be disclosed to any third party before the final vote count at the annual meeting except to meet legal requirements; to assert claims for or defend claims against the Company; to allow authorized individuals to count and certify the results of the shareholder vote; a proxy solicitation in opposition to the Board takes place; or to respond to shareholders who have written comments on proxy cards or who have requested disclosure. The Inspector of Election and those who count shareholder votes will be employees of an unaffiliated third party who have been instructed to comply with this policy. Third parties unaffiliated with the Company will count the votes of participants in the Company Plans.

MEETING ADMISSION INFORMATION

Are there any rules for admission to the annual meeting?

You are entitled to attend the annual meeting only if you were, or you hold a valid legal proxy naming you to act for, one of our shareholders on the record date. Before we will admit you to the meeting, you must present a valid photo ID and a printed admission ticket, or provide one of the form(s) of alternative meeting admission documentation applicable to you also listed in the chart below.

MEETING ADMISSION DOCUMENTS

Record Shareholder	Street Name Holder	Company Plans Participant	Proxy for Record Shareholder	Proxy for Street Name Holder
One of the following: • A printed admission ticket available online at www.proxypush.com/wfc • Notice of Internet Availability of Proxy Materials • Proxy card

One of the following:

•   A printed admission ticket available online at www.proxyvote.com

•   Notice of Internet Availability of Proxy Materials

•   Voting instruction form from your bank or broker

•   A letter from your bank or broker confirming you owned Wells Fargo common stock on February 27, 2018

One of the following:

•   A printed admission ticket available online at www.proxyvote.com

•   A Company Plans voting instruction form/proxy card

•   A recent Company Plans statement showing that you owned Wells Fargo common stock on February 27, 2018

• You have a valid, written legal proxy naming you, signed by a record shareholder AND Either • Notice of Internet Availability of Proxy Materials Or • Proxy card

•   You have a valid and assignable written legal proxy naming you, signed by the street name holder’s bank or brokerage firm

AND

Either

•   Notice of Internet Availability of Proxy Materials

•   Voting instruction form from the street name holder’s bank or broker

Or

•   A letter from the street name holder’s bank or broker confirming the street name holder owned Wells Fargo common stock on February 27, 2018

110      Wells Fargo & Company    2018 Proxy Statement

Voting and Other Meeting Information

If you do not have a valid photo ID and an admission ticket, or one of the other forms of proof listed in the table above showing that you owned, or are legally authorized to act as proxy for someone who owned shares of our common stock on February 27, 2018, you will not be admitted to the meeting. For purposes of admission to the annual meeting, we will accept a “Request for Admittance” issued by Broadridge Financial Solutions, which confirms ownership of our common stock on February 27, 2018. However, we will not accept other documents or a brokerage or bank statement that does not confirm ownership of our common stock on February 27, 2018.

At the entrance to the meeting, we will inspect your photo ID and admission ticket or one of the acceptable forms of admission documentation listed in the table above. We will decide in our sole discretion whether the documentation you present for admission to the meeting meets the requirements described above. If you hold your shares in a joint account, both owners can be admitted to the meeting if proof of joint ownership is provided and you both follow the admission procedures described above. We will not be able to accommodate guests at the annual meeting. The annual meeting will begin at 10:00 a.m. CDT. Please allow ample time for the admission procedures described above.

If you need help at the meeting because of a disability, please call us at 1-866-878-5865 prior to the meeting.

The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices is strictly prohibited at the meeting.

If I don’t attend in person, will I be able to listen to the meeting?

Yes. Please visit our “Investor Relations” page under “About Wells Fargo” on www.wellsfargo.com several days before the annual meeting for information on how to listen to the live annual meeting. You will not be able to vote your shares or ask questions while you are listening to the meeting.

SHAREHOLDER INFORMATION FOR FUTURE ANNUAL MEETINGS

Shareholder Proposals and Director Nominations for Inclusion in the Proxy Statement for the 2019 Annual Meeting

Shareholders interested in submitting a proposal for inclusion in the proxy statement for the Company’s annual meeting of shareholders in 2019 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, shareholder proposals must be received at our principal executive offices at 420 Montgomery Street, San Francisco, CA 94104 (Attention: Timothy J. Sloan, CEO), or by our Corporate Secretary, Anthony R. Augliera, at MAC# D1053-300, 301 South College Street, 30th Floor, Charlotte, NC 28202, no later than the close of business on November 14, 2018.

Under our By-Laws, notice of proxy access director nominees must be received by our Corporate Secretary at the address above no earlier than October 15, 2018 and no later than the close of business on November 14, 2018.

Other Proposals and Nominations for Presentation at the 2019 Annual Meeting

Under our By-Laws, a shareholder who wishes to nominate an individual for election to the Board or to propose any business to be considered at an annual meeting directly at the annual meeting, rather than for inclusion in our proxy statement, must deliver advance notice of such nomination or business to the Company following the procedures in the By-Laws. The shareholder must be a shareholder of record as of the date the notice is delivered and at the time of the annual meeting. The notice must be in writing and contain the information specified in the By-Laws for a director nomination or other business. The Company’s 2019 annual meeting is currently scheduled to be held on April 23, 2019, and to be timely, the notice must be delivered not earlier than the close of business on December 25, 2018 (the 120th day prior to the first anniversary of this year’s annual meeting) and not later than the close of business on January 24, 2019 (the 90th day prior to the first anniversary of this year’s annual meeting) to our CEO and Corporate Secretary as follows: Timothy J. Sloan, CEO, Wells Fargo & Company, 420 Montgomery Street, San Francisco, California 94104; and Anthony R. Augliera, Corporate Secretary, MAC# D1053-300, 301 South College Street, 30th Floor, Charlotte, North Carolina 28202. However, if the Company’s 2019 annual meeting is more than 30 days before or more than 60 days after the first anniversary of this year’s annual meeting, such notice must be delivered not earlier than the close of business on the 120th day prior to the date of the 2019 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the 2019 annual meeting or, if the first public announcement of the date of the 2019 annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The Chairman or other officer presiding at the annual meeting has the sole authority to determine whether any nomination or other business has been properly brought before the meeting in accordance with our By-Laws. Management and any other person duly named as proxy by a shareholder will have the authority to vote in their discretion on any nomination for director or any other business at an annual meeting if the

Wells Fargo & Company    2018 Proxy Statement      111

Voting and Other Meeting Information

Company does not receive notice of the nomination or other business matter within the time frames described above or where a notice is received within these time frames, if the shareholder delivering the notice fails to satisfy the requirements of SEC Rule 14a-4.

The requirements described above are separate from the procedures you must follow to recommend a nominee for consideration by the GNC for election as a director as described under Director Election Standard and Nomination Process and from the requirements that a shareholder must meet in order to have a shareholder proposal pursuant to SEC Rule 14a-8 or a proxy access director nominee under our By-laws included in our proxy statement.

OTHER INFORMATION

Cost of Soliciting Proxies

We pay the cost of soliciting proxies. We have retained D.F. King & Co., Inc. to help the Board solicit proxies. We expect to pay approximately $20,000 plus out-of-pocket expenses for its help. Members of the Board and our team members may also solicit proxies for us by mail, telephone, fax, e-mail, or in person. We will not pay our directors or team members any extra amounts for soliciting proxies. We may, upon request, reimburse brokerage firms, banks, or similar entities representing street name holders for their expenses in forwarding the notice of internet availability of proxy materials and/or proxy materials to their customers who are street name holders and obtaining their voting instructions.

Electronic Delivery of Proxy Materials

We use the SEC notice and access rule that allows us to furnish our proxy materials to our shareholders over the internet instead of mailing paper copies of those materials. As a result, beginning on or about March 14, 2018, we sent to most of our shareholders by mail a notice of internet availability of proxy materials containing instructions on how to access our proxy materials over the internet and vote online. This notice is not a proxy card and cannot be used to vote your shares. If you received only a notice, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the notice or on the website referred to on the notice.

We provided some of our shareholders, including shareholders who have previously requested to receive paper copies of the proxy materials and some of our shareholders who are participants in our benefit plans, with paper copies of the proxy materials instead of a notice that the materials are electronically available over the internet. If you received paper copies of the proxy materials, we encourage you to help us save money and reduce the environmental impact of delivering paper proxy materials to shareholders by signing up to receive all of your future proxy materials electronically, as described below.

If you own shares of common stock in more than one account—for example, in a joint account with your spouse and in your individual brokerage account—you may have received more than one notice or more than one set of paper proxy materials. To vote all of your shares by proxy, please follow each of the separate proxy voting instructions that you received for your shares of common stock held in each of your different accounts.

How to Receive Future Proxy Materials Electronically

Shareholders can sign up to receive proxy materials electronically, and will receive an e-mail prior to next year’s annual meeting with links to the proxy materials, which may give them faster delivery of the materials and will help us save printing and mailing costs and conserve natural resources. Your election to receive proxy materials by e-mail will remain in effect until you terminate your election. To receive proxy materials by e-mail in the future, follow the instructions described below or on the notice.

Record Holders	If you are the record holder of your shares, you may either go to www.proxydocs.com/wfc and follow the instructions for requesting meeting materials or call 1-866-870-3684.
Street Name Holders	If you hold your shares in street name, you may either go to www.proxyvote.com and follow the instructions to enroll for electronic delivery or contact your brokerage firm, bank, or other similar entity that holds your shares.

If you have previously agreed to electronic delivery of our proxy materials, but wish to receive paper copies of these materials for the annual meeting or for future meetings, please follow the instructions on the website referred to on the electronic notice you received.

112      Wells Fargo & Company    2018 Proxy Statement

Voting and Other Meeting Information

Householding

SEC rules allow a single copy of the proxy materials or the notice of internet availability of proxy materials to be delivered to multiple shareholders sharing the same address and last name, or who we reasonably believe are members of the same family and who consent to receive a single copy of these materials in a manner provided by these rules. This practice is referred to as “householding” and can result in significant savings of paper and mailing costs.

Because we are using the SEC’s notice and access rule, we will not household our proxy materials or notices to shareholders of record sharing an address. This means that shareholders of record who share an address will each be mailed a separate notice or paper copy of the proxy materials. However, we understand that certain brokerage firms, banks, or other similar entities holding our common stock for their customers may household proxy materials or notices. Shareholders sharing an address whose shares of our common stock are held by such an entity should contact such entity if they now receive (1) multiple copies of our proxy materials or notices and wish to receive only one copy of these materials per household in the future, or (2) a single copy of our proxy materials or notice and wish to receive separate copies of these materials in the future. Additional copies of our proxy materials are available upon request by contacting:

Wells Fargo & Company

MAC #D1053-300

301 South College Street, 30th Floor

Charlotte, North Carolina 28202

Attention: Corporate Secretary

1-866-870-3684

DIRECTIONS TO THE 2018 ANNUAL MEETING

From Des Moines International Airport:

Turn left onto Fleur Drive. Travel 3.1 miles and take the ramp for Fleur Drive/Grand Avenue/Locust Street/Downtown. Travel 0.8 miles and make a slight right onto Locust Street. Continue east to 6th Avenue and turn left. Proceed one block to Grand Avenue and turn left. The Des Moines Marriott Downtown will be on the left.

Wells Fargo & Company    2018 Proxy Statement      113

Wells Fargo & Company 420 Montgomery Street San Francisco, California 94104 1-866-878-5865 wellsfargo.com

Wells Fargo’s Vision

We want to satisfy our customers’ financial needs and help them succeed financially.

Our Values

Five primary values guide every action Wells Fargo takes:

•	What’s right for customers

•	People as a competitive advantage

•	Ethics

•	Diversity and inclusion

•	Leadership

Our Goals

Wells Fargo wants to become the financial services leader in:

•	Customer service and advice

•	Team member engagement

•	Innovation

•	Risk management

•	Corporate citizenship

•	Shareholder value

For more information, visit wellsfargo.com/ourvision

© 2018 Wells Fargo & Company. All rights reserved. Deposit products offered through Wells Fargo Bank, N.A. Member FDIC. CCM2432 (Rev 00, 1/each)

WELLS FARGO & COMPANY

WELLS FARGO & COMPANY EQ Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 Address Change? Mark box, sign, and indicate changes below: ☐

This proxy is solicited by the Board of Directors of Wells Fargo & Company (the “Company”) for use at the Annual Meeting of Shareholders to be held on Tuesday, April 24, 2018, at 10:00 a.m., Central Daylight Time (CDT), at the Des Moines Marriott Downtown, 700 Grand Avenue, Des Moines, Iowa 50309.

TO VOTE BY INTERNET OR TELEPHONE SEE REVERSE SIDE OF THIS PROXY CARD

TO VOTE BY MOBILE DEVICE, SCAN THE QR BARCODE BELOW AND SEE REVERSE SIDE OF THIS PROXY CARD.

TO VOTE BY MAIL, COMPLETE THIS PROXY CARD AND RETURN THE ENTIRE PROXY CARD—DO NOT SEPARATE IT—IN THE ENCLOSED ENVELOPE

By signing this proxy, the undersigned hereby revokes all prior proxies, and appoints Hope A. Hardison, C. Allen Parker, and John R. Shrewsberry, and each of them, with full power of substitution, as proxies to vote all shares of the Company’s common stock held of record by the undersigned at the close of business on February 27, 2018, which the undersigned would be entitled to vote if personally present at the Annual Meeting or at any adjournment or postponement thereof, as specified on this proxy card. If properly executed, this proxy will be voted as you direct below. If this proxy is executed but no direction is indicated, this proxy will be voted FOR Items 1, 2 and 3, AGAINST Items 4 through 6, and in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

¾	Please fold here – Do not separate	½

The Board of Directors recommends you vote FOR Items 1, 2 and 3.

1.	Election of directors:		For	Against	Abstain

	1(a)	John D. Baker II	☐	☐	☐

	1(b)	Celeste A. Clark	☐	☐	☐

	1(c)	Theodore F. Craver, Jr.	☐	☐	☐

	1(d)	Elizabeth A. Duke	☐	☐	☐

	1(e)	Donald M. James	☐	☐	☐

	1(f)	Maria R. Morris	☐	☐	☐

		For	Against	Abstain

1(g)	Karen B. Peetz	☐	☐	☐

1(h)	Juan A. Pujadas	☐	☐	☐

1(i)	James H. Quigley	☐	☐	☐

1(j)	Ronald L. Sargent	☐	☐	☐

1(k)	Timothy J. Sloan	☐	☐	☐

1(l)	Suzanne M. Vautrinot	☐	☐	☐

		For	Against	Abstain

2.	Advisory resolution to approve executive compensation.	☐	☐	☐

3.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2018.
		☐	☐	☐

The Board of Directors recommends you vote AGAINST Items 4 through 6.

		For	Against	Abstain

4.	Shareholder Proposal – Special Shareowner Meetings	☐	☐	☐

5.	Shareholder Proposal – Reform Executive Compensation Policy with Social Responsibility	☐	☐	☐

		For	Against	Abstain

6.	Shareholder Proposal – Report on Incentive Compensation and Risks of Material Losses	☐	☐	☐

This proxy will be valid until the first of the following two dates to occur: the date that is one year from the date shown below or the date the Annual Meeting is completed.

If you plan on attending the Annual Meeting, please check the box: ☐

Date

Signature(s) in Box

Please sign exactly as your name(s) appears on proxy card. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

WELLS FARGO & COMPANY
DES MOINES MARRIOTT DOWNTOWN
700 GRAND AVENUE
DES MOINES, IOWA 50309

2018 ANNUAL MEETING OF SHAREHOLDERS
TUESDAY, APRIL 24, 2018
10:00 a.m., Central Daylight Time (CDT)

ACCESS PROXY MATERIALS BY INTERNET OR MOBILE DEVICE

You can access our proxy materials over the internet or using your mobile device. Please have this proxy card available and go to the following internet address: www.proxydocs.com/wfc or, using your mobile device, scan the QR Barcode on the reverse side of this card to access the materials.

Please help the environment by signing up at the following internet address: www.investorelections.com/wfc to receive all your future annual meeting materials electronically.

¾	Please fold here – Do not separate	½

VOTE BY INTERNET, MOBILE DEVICE, TELEPHONE, OR MAIL

TO VOTE BY INTERNET OR MOBILE DEVICE: GO TO THE INTERNET ADDRESS: www.proxypush.com/wfc, OR SCAN THE QR BARCODE ON THE REVERSE SIDE OF THIS CARD

•	Use the internet or your mobile device to vote by proxy 24 hours a day, 7 days a week, until 11:59 p.m., CDT on April 23, 2018.

•	Please have your proxy card and the last four digits of your social security number or tax identification number available. Follow the simple instructions when prompted.

•	Do not mail back your proxy card.

TO VOTE BY TELEPHONE: CALL TOLL FREE ON A TOUCH-TONE TELEPHONE: 1-866-883-3382

•	Use any touch-tone telephone to vote by proxy 24 hours a day, 7 days a week, until 11:59 p.m., CDT on April 23, 2018.

•	Please have your proxy card and the last four digits of your social security number or tax identification number available. Follow the simple instructions when prompted.

•	Do not mail back your proxy card.

TO VOTE BY MAIL: PLEASE SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. PLEASE RETURN THE ENTIRE PROXY CARD. DO NOT SEPARATE IT.

ATTENDING THE ANNUAL MEETING

You may choose to attend the annual meeting and vote in person at the meeting. If you wish to attend the annual meeting, you must follow the requirements for meeting admission contained in the 2018 proxy statement. You must present a valid photo ID and proof of stock ownership or an admission ticket, which you can obtain and print by following the admission ticket link at www.proxypush.com/wfc, to be admitted to the annual meeting.

WELLS FARGO CORPORATE BENEFITS MAC N9310-110 550 SOUTH 4TH STREET MINNEAPOLIS, MN 55415

VOTE BY INTERNET OR BY MOBILE DEVICE - www.proxyvote.com or scan the QR Barcode above

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time (EDT), on April 22, 2018. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. EDT, on April 22, 2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

SHAREHOLDER MEETING REGISTRATION: To vote and/or obtain an admission ticket to attend the meeting, go to the "Register for Meeting" link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                         E39570-P02080-Z71750-Z71751-Z71752                 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WELLS FARGO & COMPANY
The Board of Directors recommends you vote FOR the following proposals:
1.	Election of Directors

	Nominees:		For	Against	Abstain

	1a) John D. Baker II		☐	☐	☐

	1b) Celeste A. Clark		☐	☐	☐

	1c) Theodore F. Craver, Jr.		☐	☐	☐

	1d) Elizabeth A. Duke		☐	☐	☐

	1e) Donald M. James		☐	☐	☐

	1f) Maria R. Morris		☐	☐	☐

	1g) Karen B. Peetz		☐	☐	☐

	1h) Juan A. Pujadas		☐	☐	☐

	1i) James H. Quigley		☐	☐	☐

	1j) Ronald L. Sargent		☐	☐	☐

	1k) Timothy J. Sloan		☐	☐	☐

	1l) Suzanne M. Vautrinot		☐	☐	☐

	Signature [PLEASE SIGN WITHIN BOX]	Date

		For	Against	Abstain

2.	Advisory resolution to approve executive compensation.	☐	☐	☐

3.	Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2018.	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following shareholders proposal:		For	Against	Abstain

4.	Shareholder Proposal - Special Shareowner Meetings.	☐	☐	☐

5.	Shareholder Proposal - Reform Executive Compensation Policy with Social Responsibility.	☐	☐	☐

6.	Shareholder Proposal - Report on Incentive Compensation and Risks of Material Losses.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature (Joint Owners)	Date

WELLS FARGO & COMPANY

2018 ANNUAL MEETING OF SHAREHOLDERS

TUESDAY, APRIL 24, 2018

10:00 A.M., Central Daylight Time (CDT)

VOTE BY INTERNET, MOBILE DEVICE, TELEPHONE, OR MAIL

If you vote by internet, mobile device, telephone, or mail, you authorize, as applicable, the 401(k) Plan trustee or the Stock Purchase Plan custodian to designate Hope A. Hardison, C. Allen Parker, and John R. Shrewsberry, and each of them, with full power of substitution, as proxies, to vote the shares as you instruct at the Annual Meeting, or at any adjournment or postponement thereof. Voting by internet, mobile device or telephone is a proxy vote in the same manner as if you had marked, signed, and returned this voting instruction form and proxy card.

Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 24, 2018:

The 2018 Notice and Proxy Statement, 2017 Annual Report, and other proxy materials are available at

https://materials.proxyvote.com/949746

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by Wells Fargo & Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by e-mail or over the internet. To sign up for electronic delivery, please follow the instructions on the reverse side of this voting instruction form and proxy card to vote using the internet and, when prompted, indicate that you agree to receive or access proxy material electronically in future years.

E39571-P02080-Z71750-Z71751-Z71752

WELLS FARGO & COMPANY 420 Montgomery Street, San Francisco, California 94104

This voting instruction form and proxy card is solicited by the Board of Directors of Wells Fargo & Company (the "Company") for use at the Annual Meeting of Shareholders to be held on Tuesday, April 24, 2018, at 10:00 a.m., CDT, from persons who participate in the (1) Wells Fargo & Company 401(k) Plan (the "401(k) Plan") and/or (2) Wells Fargo & Company Stock Purchase Plan (the "Stock Purchase Plan") or any combination of these plans.

By signing this voting instruction form and proxy card: (a) if the undersigned participates in the 401(k) Plan, the undersigned revokes any prior instructions, and hereby instructs Wells Fargo Bank, National Association ("WFB"), the 401(k) Plan trustee, to exercise the voting rights relating to any shares of the Company's common stock allocable to his or her 401(k) Plan account as of February 27, 2018, at the Annual Meeting or any adjournments or postponements thereof as specified on this voting instruction form and proxy card; and/or (b) if the undersigned participates in the Stock Purchase Plan, the undersigned revokes any prior proxies, and hereby directs Equiniti Trust Company ("ETC"), the custodian of the Stock Purchase Plan, to vote all shares of the Company's common stock credited to his or her Stock Purchase Plan account as of February 27, 2018 at the Annual Meeting or any adjournments or postponements thereof as specified on this voting instruction form and proxy card.

If properly executed, this voting instruction form and proxy card will be voted as you direct on the reverse side. If no direction is indicated, this voting instruction form and proxy card will be voted FOR Items 1, 2 and 3, AGAINST Items 4 through 6, and in the discretion of the proxies, upon such other matters as may properly come before the Annual Meeting.

Broadridge Financial Solutions, Inc. ("Broadridge"), as tabulation agent, will tabulate the votes by mail from all participants in the 401(k) Plan and the Stock Purchase Plan received by April 20, 2018, and by internet, mobile device, and telephone before 11:59 p.m., EDT, on April 22, 2018. Broadridge will provide the total voting results for all 401(k) Plan shares to WFB, which will then determine the ratio of votes received for and against each item. WFB will then vote all 401(k) Plan shares according to the same ratios. Broadridge will also provide the voting results for all Stock Purchase Plan shares to ETC, which will then vote such shares as directed by the participants at the Annual Meeting.

TO VOTE BY INTERNET, MOBILE DEVICE, TELEPHONE, OR MAIL-SEE REVERSE SIDE